FINANCING AGREEMENT

                            Dated as of March 1, 2006

                                  by and among

                     Life Sciences Research Inc., as Parent,

  EACH SUBSIDIARY OF PARENT LISTED AS A BORROWER ON THE SIGNATURE PAGES HERETO,
                                  as Borrowers,

 AND EACH SUBSIDIARY OF PARENT LISTED AS A GUARANTOR ON THE SIGNATURE
                                 PAGES HERETO,
                                 as Guarantors,

                   THE LENDERS FROM TIME TO TIME PARTY HERETO,
                                   as Lenders,

                                       and

                          ---------------------------,
                                    as Agent



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                                TABLE OF CONTENTS
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                                                                                                              Page
ARTICLE I DEFINITIONS; CERTAIN TERMS............................................................................1
         Section 1.01        Definitions........................................................................1
         Section 1.02        Terms Generally...................................................................29
         Section 1.03        Accounting and Other Terms........................................................29
         Section 1.04        Time References...................................................................30

ARTICLE II THE LOANS   30
         Section 2.01        Commitments.......................................................................30
         Section 2.02        Making the Term Loan..............................................................30
         Section 2.03        Repayment of Loans; Evidence of Debt..............................................31
         Section 2.04        Interest..........................................................................32
         Section 2.05        Reduction of Commitment; Prepayment of Loans......................................32
         Section 2.06        Additional Fees...................................................................35
         Section 2.07        [Intentionally Omitted]...........................................................35
         Section 2.08        Taxes.............................................................................35

ARTICLE III LIBOR MARKET DISRUPTION; ILLEGALITY; BREAKAGE......................................................37
         Section 3.01        Market Disruption.................................................................37
         Section 3.02        Illegality........................................................................37
         Section 3.03        Break Funding Payments............................................................37

ARTICLE IV FEES, PAYMENTS AND OTHER COMPENSATION...............................................................38
         Section 4.01        Audit and Collateral Monitoring Fees..............................................38
         Section 4.02        Payments; Computations and Statements.............................................38
         Section 4.03        Sharing of Payments, Etc..........................................................39
         Section 4.04        Apportionment of Payments.........................................................39
         Section 4.05        Increased Costs and Reduced Return................................................40
         Section 4.06        Joint and Several Liability of the Borrowers......................................41
         Section 4.07        Currency; Judgment................................................................42

ARTICLE V CONDITIONS TO EFFECTIVENESS..........................................................................43
         Section 5.01        Conditions Precedent to Effectiveness.............................................43

ARTICLE VI REPRESENTATIONS AND WARRANTIES......................................................................48
         Section 6.01        Representations and Warranties....................................................48

ARTICLE VII COVENANTS OF THE LOAN PARTIES......................................................................58
         Section 7.01        Affirmative Covenants.............................................................58
         Section 7.02        Negative Covenants................................................................69
         Section 7.03        Financial Covenants...............................................................75

ARTICLE VIII MANAGEMENT, COLLECTION AND STATUS OF ACCOUNTS RECEIVABLE AND OTHER COLLATERAL.....................78
         Section 8.01        Collection of Accounts Receivable; Management of Collateral.......................78
         Section 8.02        Accounts Receivable Documentation.................................................80
         Section 8.03        Status of Accounts Receivable and Other Collateral................................80

ARTICLE IX EVENTS OF DEFAULT...................................................................................81
         Section 9.01        Events of Default.................................................................81

ARTICLE X AGENT        84
         Section 10.01       Appointment.......................................................................84
         Section 10.02       Nature of Duties..................................................................85
         Section 10.03       Rights, Exculpation, Etc..........................................................86
         Section 10.04       Reliance..........................................................................87
         Section 10.05       Indemnification...................................................................87
         Section 10.06       Agent Individually................................................................87
         Section 10.07       Successor Agent...................................................................87
         Section 10.08       Collateral Matters................................................................88
         Section 10.09       Agency for Perfection.............................................................89

ARTICLE XI GUARANTY    90
         Section 11.01       Guaranty..........................................................................90
         Section 11.02       Guaranty Absolute.................................................................90
         Section 11.03       Waiver............................................................................91
         Section 11.04       Continuing Guaranty; Assignments..................................................91
         Section 11.05       Subrogation.......................................................................92

ARTICLE XII MISCELLANEOUS......................................................................................92
         Section 12.01       Notices, Etc......................................................................92
         Section 12.02       Amendments, Etc...................................................................92
         Section 12.03       No Waiver; Remedies, Etc..........................................................93
         Section 12.04       Expenses; Taxes; Attorneys' Fees..................................................93
         Section 12.05       Right of Set-off..................................................................95
         Section 12.06       Severability......................................................................95
         Section 12.07       Assignments and Participations....................................................95
         Section 12.08       Counterparts......................................................................98
         Section 12.09       GOVERNING LAW.....................................................................98
         Section 12.10       CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE.............................99
         Section 12.11       WAIVER OF JURY TRIAL, ETC.........................................................99
         Section 12.12       Consent by the Agent and Lenders.................................................100
         Section 12.13       No Party Deemed Drafter..........................................................100
         Section 12.14       Reinstatement; Certain Payments..................................................100
         Section 12.15       Indemnification..................................................................100
         Section 12.16       Huntingdon UK as Agent for Borrowers.............................................102
         Section 12.17       Records..........................................................................102
         Section 12.18       Binding Effect...................................................................102
         Section 12.19       Interest.........................................................................103
         Section 12.20       Confidentiality..................................................................104
         Section 12.21       Integration......................................................................104

ARTICLE XIII ISSUANCE OF EQUITY INTERESTS TO WARRANTHOLDERS...................................................104
         Section 13.01       Authorization and Issuance of Warrants...........................................104
         Section 13.02       General Matters..................................................................105
         Section 13.03       Securities Act Matters...........................................................105
         Section 13.04       Certain Taxes....................................................................107
         Section 13.05       Cancellation and Issuance........................................................107


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                              SCHEDULE AND EXHIBITS


Schedule 1.01(A)  Lenders and Lenders' Commitments
Schedule 1.01(B)  UK Subsidiaries
Schedule 6.01(b)  Authorization, Etc.
Schedule 6.01(e)  Capitalization; Subsidiaries
Schedule 6.01(f)  Litigation; Commercial Tort Claims
Schedule 6.01(i)  ERISA
Schedule 6.01(o)  Real Property
Schedule 6.01(q)  Operating Lease Obligations
Schedule 6.01(r)  Environmental Matters
Schedule 6.01(s)  Insurance
Schedule 6.01(v)  Bank Accounts
Schedule 6.01(w)  Intellectual Property
Schedule 6.01(x)  Material Contracts
Schedule 6.01(dd) Name; Jurisdiction of Organization; Organizational ID Number;
                  Chief Place of Business; Chief Executive Office; FEIN
Schedule 6.01(ee) Tradenames Schedule 6.01(ff) Collateral Locations
Schedule 7.02(a)  Existing Liens
Schedule 7.02(b)  Existing Indebtedness
Schedule 7.02(e)  Existing Investments
Schedule 7.01(i)  Transactions with Affiliates
Schedule 7.01(j)  Payment Agreements
Schedule 7.02(k)  Limitations on Dividends and Other Payment Restrictions
Schedule 8.01     Collection Accounts

Exhibit A         Form of Guaranty
Exhibit B         Form of Security Agreement
Exhibit C         Form of Pledge Agreement
Exhibit D         Form of Notice of Borrowing
Exhibit E         Form of Assignment and Acceptance
Exhibit F         Form of Warrant
Exhibit G-1       Form of Contribution Agreement (US)
Exhibit G-2       Form of Contribution Agreement (UK)
Exhibit H         Form of Intercompany Subordination Agreement
Exhibit 7.01(a)(iii)(1)  Form of monthly Flash Reports
Exhibit 7.01(a)(iii)(2)  Form of monthly income statement



                                                              EXECUTION VERSION



                               FINANCING AGREEMENT

     Financing Agreement, dated as of March 1, 2006, by and among Life Sciences Research, Inc., a Maryland corporation (the "Parent"), Huntingdon Life Sciences Limited, a company incorporated under the laws of England and Wales ("Huntingdon UK"), each subsidiary of the Parent hereafter joined to this Agreement as a "Borrower" (together with Huntingdon UK, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages hereto (together with the Parent, each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party hereto (each a "Lender" and collectively, the "Lenders"), and _____________________, as agent for the Lenders (in such capacity, together with its successors and assigns, the "Agent").

                                    RECITALS

     The Borrowers have asked the Lenders to extend credit to the Borrowers consisting of a term loan in the aggregate principal amount of up to $70,000,000. The proceeds of the term loan shall be used (i) to refinance existing indebtedness of Huntingdon UK owed to HIH Capital Limited, a subsidiary of Parent, and HIH Capital Limited will use such proceeds to redeem its convertible capital bonds, which were issued on August 12, 1991 and mature on September 25, 2006, (ii) for general working capital purposes of the Borrowers and (iii) to pay fees and expenses related to this Agreement. The Lenders are severally, and not jointly, willing to extend such credit to the Borrowers subject to the terms and conditions hereinafter set forth.

     In consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                           DEFINITIONS; CERTAIN TERMS

     Section 1.01 Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

                  "Account Debtor" means each debtor, customer or obligor in any way obligated on or in connection with any Account Receivable.

                  "Account Receivable" means, with respect to any Person, any and all rights of such Person to payment for goods sold and/or services rendered, including accounts, general intangibles and any and all such rights evidenced by chattel paper, instruments or documents, whether due or to become due and whether or not earned by performance, and whether now or hereafter acquired or arising in the future, and any proceeds arising therefrom or relating thereto.

                  "Action" has the meaning specified therefor in Section 12.12.

                  "additional amount" has the meaning specified therefor in
Section 2.08(a).

                  "Administrative Borrower" has the meaning specified therefor in Section 12.16.

                  "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Capital Stock having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall the Agent or any Lender be considered an "Affiliate" of any Loan Party.

                  "After Acquired Property" has the meaning specified therefor in Section 7.01(o).

                  "Agent" has the meaning specified therefor in the preamble hereto.

                  "Agent Advances" has the meaning specified therefor in Section 10.08(a).

                  "Agent's Account" means an account at a bank designated by the Agent from time to time as the account into which the Loan Parties shall make all payments to the Agent for the benefit of the Agent and the Lenders under this Agreement and the other Loan Documents.

                  "Agreement" means this Financing Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

                  "Alconbury" means ____________________.

                  "Alconbury I" means ___________________.

                  "Alconbury II" means ___________________.

                  "Alconbury III" means __________________.

                  "Alconbury Condition" means that (i) the Agent has a perfected, first priority security interest in the Alconbury Purchase Money Note, securing the Obligations, pursuant to the UK Composite Guarantee and Debenture (together with a collateral assignment of the Alconbury Purchase Money Mortgage), (ii) the Agent shall have received the original, signed Alconbury Purchase Money Note, duly endorsed in blank by Huntingdon UK, together with the Alconbury Consent, duly signed on behalf of Alconbury I, (iii) the granting of such security interest in the Alconbury Purchases Money Note and the collateral assignment of the Alconbury Purchase Money Mortgage shall not violate any Alconbury Document, and (iv) the Agent shall have received such other agreements, instruments, opinions, approvals and documents as it may reasonably require in connection with the foregoing.

                  "Alconbury Consent" means the Consent and Agreement by Alconbury I and Huntingdon UK in favor of the Agent, with respect to the Alconbury Purchase Money Note.

                  "Alconbury Documents" means the Alconbury Fee Loan Documents, the Alconbury Purchase Money Documents, the Alconbury Leases, the Alconbury Sales Agreements, the Alconbury Intercreditor Agreement and all other agreements, instruments and documents entered into in connection with any of the foregoing.

                  "Alconbury Entities" means Alconbury, Alconbury I, Alconbury II and Alconbury III.

                  "Alconbury Fee Loan Agreement" means the Loan Agreement dated as of June 14, 2005, by and among Alconbury I, Alconbury II and Alconbury III, as borrowers, and ___________________, with respect to a loan in the principal amount of $30,000,000.

                  "Alconbury Fee Loan Documents" means the Alconbury Fee Loan Agreement, the Alconbury Fee Mortgages, the Alconbury Fee Note and all other agreements, instruments and documents evidencing, governing or securing the Alconbury Fee Note or entered into in connection with any of the foregoing.

                  "Alconbury Fee Mortgage" means, collectively, (i) the Legal Charge dated as of June 14, 2005, executed by Alconbury I, as Chargor, in favor of ___________________, with respect to the Huntington Research Centre, (ii) the Legal Charge, dated as of June 14, 2005, executed by Alconbury II, as Chargor, in favor of ____________________, with respect to the Eye Research Center and
(iii) the Mortgage and Security Agreement dated as of June 13, 2005, by and among Alconbury III, as Morgagor, and __________________, as Mortgagee, with respect to the Princeton Research Center.

                  "Alconbury Fee Note" means the note made by Alconbury I, Alconbury II and Alconbury III to _______________________ and in the principal amount of $30,000,000.

                  "Alconbury Intercreditor Agreement" means the Intercreditor Agreement dated as of June 14, 2005, by and among Alconbury I, Huntingdon UK and
_____________________.

                  "Alconbury Leases" means (i) the three Lease Agreements dated June 14, 2005, between Alconbury I, as landlord, and ServicePharm Limited, as tenant (with the Parent as guarantor), (ii) the two Lease Agreements dated June 14, 2005, between Alconbury II, as landlord, and ServicePharm Limited, as tenant (with the Parent as guarantor) and (iii) the Lease Agreement dated June 14, 2005, Alconbury III and ServicePharm Inc. (with the Parent as guarantor).

                  "Alconbury Purchase Money Documents" means the Alconbury Purchase Money Note, the Alconbury Purchase Money Mortgage and all other agreements, instruments and documents evidencing, governing or securing the Alconbury Purchase Money Note or entered into in connection with any of the foregoing.

                  "Alconbury Purchase Money Note" means the variable rate subordinated promissory note dated June 14, 2005, made by Alconbury I, payable to Huntingdon UK and in the amount of (pound)5,500,041, which was originally delivered to Huntingdon UK as payment of a portion of the purchase price pursuant to the Alconbury Sale/Leaseback.

                  "Alconbury Purchase Money Mortgage" means the Legal Charge dated June 14, 2005, by Alconbury I in favor of Huntingdon UK, with respect to the Facility known as Huntingdon Research Centre, Alconbury, Cambridgeshire PE28 4HS.

                  "Alconbury Rent Reserve" means, at any date, the aggregate amount of rent payable in respect of the immediately following 12 months payable by the Loan Parties in respect of the Alconbury Leases, provided that the aggregate amount of rent payable in respect of an Alconbury Lease shall not be included to the extent (i) the Facility covered by such Alconbury Lease is subject to a Mortgage, UK Composite Guarantee and Debenture or other Loan Document, in form and substance reasonably satisfactory to the Agent, subjecting such Facility to a perfected, first priority Lien in favor of the Agent, subject only to Permitted Liens, (ii) the Alconbury Lease is in form and substance reasonably satisfactory to the Agent and (iii) the Agent shall have received such other agreements, instruments, opinions, approvals and documents as are referred to in Sections 7.01(b) and 7.01(o) as though such Facility had been acquired by a Loan Party after the Effective Date and the applicable Loan Party were a new Subsidiary (to the extent not previously provided).

                  "Alconbury Sale/Leaseback" means the sale and leaseback by the Parent and Huntingdon UK of the three operating facilities located in Huntingdon, Cambridge, England; Occold, Suffolk, England; and East Millstone, New Jersey, pursuant to (i) the Alconbury Sales Agreements, and (ii) the Alconbury Lease Agreements.

                  "Alconbury Sales Agreements" means (i) the Purchase and Sale Agreement dated June 14, 2005, between Huntingdon US and Alconbury III, (ii) the Purchase and Sale Agreement dated June 14, 2005, between Huntingdon UK and Alconbury I and (iii) the Purchase and Sale Agreement dated June 14, 2005, between Huntingdon UK and Alconbury II.

                  "Animal Welfare Act" means the Animal Welfare Act, as amended from time to time (7 U.S.C. Chapter 54), together with all regulations promulgated thereunder.

                  "Applicable Bankruptcy Law" means all applicable bankruptcy laws in any relevant jurisdiction, including, without limitation, the Bankruptcy Code and the Insolvency Act 1986 (England and Wales), in each case as the same may be amended from time to time, and including an successor statute.

                  "Applicable Margin" means, for any day, the rate per annum set forth below opposite the applicable Level then in effect, it being understood and agreed that the Applicable Margin for (i) the portion of the Term Loan that is a Reference Rate Loan shall be the percentage set forth under the column "Reference Rate Margin for Term Loans" and (ii) the portion of the Term Loan that is a LIBOR Loan shall be the percentage set forth under the column "LIBOR Margin for Term Loans":


                                          Reference Rate       LIBOR
                                          Margin for           Margin for
  Level       Leverage Ratio              Term Loans           Term Loans
  -----       -------                     --------------       ----------
  I           Greater than or equal to     5.75%                8.25%
              2.0 to 1
  II          Less than 2.0 to 1           5.50%                8.00%


                  The Applicable Margin shall, in each case, be determined and adjusted quarterly on the fifth Business Day after the Agent has received from the Borrowers the certificate referred to in Section 7.01(a)(iv) required to be delivered to the Agent and the Lenders (each an "Interest Determination Date") with respect to the financial statements referred to in Section 7.01(a)(i), and shall be based upon the Leverage Ratio set forth in such certificate for the four fiscal quarters of the Parent ending on the last day of the fiscal quarter covered by such financial statements. Such Applicable Margin shall be effective from such Interest Determination Date until the next such Interest Determination Date. The initial Applicable Margin commencing on the Effective Date shall be based on Level I until the first Interest Determination Date occurring after the delivery of such certificate for the quarter ended March 31, 2006. After the Effective Date, if the Borrowers shall fail to provide a certificate in accordance with the provisions of Section 7.01(a)(iv), the Applicable Margin shall, commencing on the fifth (5th) Business Day after the date by which the Borrowers were required to provide such certificate to the Agent, be based on Level I until the fifth Business Day after such certificate is provided, whereupon the Level shall be determined by the then current Leverage Ratio set forth in such certificate. Notwithstanding the foregoing, (i) if an Event of Default has occurred and is continuing, the Applicable Margin shall be based on Level I, and (ii) on and after the six month anniversary of the Effective Date the Applicable Margin shall be automatically deemed immediately increased by 0.25%, unless the Agent determines that the Alconbury Condition has been satisfied.

                  "Applicable Prepayment Premium" means, an amount equal to (a) with respect to any mandatory prepayment required to be made pursuant to Section 2.05(c), during the period from the Effective Date until but excluding the date that is the first anniversary of the Effective Date, 5.0% times the sum of the principal amount of the Term Loan repaid on the date of determination, (b) during the period from the first anniversary of the Effective Date until but excluding the date that is the second anniversary of the Effective Date, 4.0% times the sum of the principal amount of the Term Loan repaid on the date of determination, (c) during the period from the date that is the second anniversary of the Effective Date until but excluding the date that is the third anniversary of the Effective Date, 3.0% times the sum of the principal amount of the Term Loan repaid on the date of determination, (d) during the period from and after the date that is the third anniversary of the Effective Date until but excluding the date that is the fourth anniversary of the Effective Date, 2.0% times the sum of the principal amount of the Term Loan repaid on the date of determination, and (e) during the period of time from and after the date that is the fourth anniversary of the Effective Date, 1.0%.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by an assigning Lender and an assignee, and accepted by the Agent, in accordance with Section 12.07 hereof and substantially in the form of Exhibit H hereto or such other form acceptable to the Agent.

                  "Authorized Officer" means, with respect to any Person, the chief executive officer, chief financial officer, president, executive vice president, general counsel, director or company secretary (where applicable) of such Person.

                  "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C. ss. 101, et seq.), as amended, and any successor statute.

                  "Board" means the Board of Governors of the Federal Reserve System of the United States.


                  "Board of Directors" means, with respect to any Person, the board of directors (or comparable managers) of such Person or any committee thereof duly authorized to act on behalf of the board.

                  "Borrower" has the meaning specified therefor in the preamble hereto.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which banks in ________________ or New York City are authorized or required to close, except that, if a determination of a Business Day shall relate to a LIBOR Rate Loan, the term "Business Day" also shall exclude any day on which banks are closed for dealings in Dollar deposits in the London interbank market.

                  "Capital Expenditures" means, with respect to any Person for any period, the sum of (i) the aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in "property, plant and equipment" or in a similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed, and (ii) to the extent not covered by clause (i) above, the aggregate of all expenditures by such Person and its Subsidiaries during such period to acquire by purchase or otherwise the business or fixed assets of, or the Capital Stock of, any other Person.

                  "Capital Guideline" means any law, rule, regulation, policy, guideline or directive (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) of any central bank or Governmental Authority (i) regarding capital adequacy, capital ratios, capital requirements, the calculation of a bank's capital or similar matters, or (ii) affecting the amount of capital required to be obtained or maintained by any Lender, any Person controlling any Lender or the manner in which any Lender, any Person controlling any Lender allocates capital to any of its contingent liabilities (including letters of credit), advances, acceptances, commitments, assets or liabilities.

                  "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

                  "Capitalized Lease" means, with respect to any Person, any lease of real or heritable or personal property by such Person as lessee which is (i) required under GAAP to be capitalized on the balance sheet of such Person or (ii) a transaction of a type commonly known as a "synthetic lease" (i.e. a lease transaction that is treated as an operating lease for accounting purposes but with respect to which payments of rent are intended to be treated as payments of principal and interest on a loan for Federal income tax purposes).

                  "Capitalized Lease Obligations" means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Cash and Cash Equivalents" means all cash and any presently existing or hereafter arising deposit account balances, certificates of deposit or other financial instruments properly classified as cash equivalents under GAAP.

                  "Change in Law" has the meaning specified therefor in Section 4.05(a).

                  "Change of Control" means each occurrence of any of the following:

                  (a) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of beneficial ownership of more than (i) 45% of the aggregate outstanding voting power of the Capital Stock of the Parent in the case of any officers or directors (or the like) of the Parent or any of its Subsidiaries or (ii) 33% of the aggregate outstanding voting power of the Capital Stock of the Parent in the case of any other person or group;

                  (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Parent (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Parent was approved by a vote of at least a majority the directors of the Parent then still in office who were either directors at the beginning of such period, or whose election or nomination for election was previously approved) cease for any reason to constitute a majority of the Board of Directors of the Parent;

                  (c) the Parent shall cease to have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 100% of the aggregate voting power of the Capital Stock of each other Loan Party, free and clear of all Liens (other than any Liens granted hereunder and Permitted Liens) (except as otherwise expressly permitted under this Agreement);

                  (d) (i) any Loan Party consolidates or amalgamates with or merges into another entity or conveys, transfers or leases all or substantially all of its property and assets to another Person, or (ii) any entity consolidates or amalgamates with or merges into any Loan Party in a transaction pursuant to which the outstanding voting Capital Stock of such Loan Party is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction described in this clause (ii) in which either (A) in the case of any such transaction involving the Parent, no person or group (within the meaning of Section 13(d)(3) of the Exchange Act) has, directly or indirectly, acquired beneficial ownership of more than (1) 45% of the aggregate outstanding voting Capital Stock of the Parent in the case of any officers or directors (or the like) of the Parent or any of its Subsidiaries or
(2) 33% of the aggregate outstanding voting Capital Stock of the Parent in the case of any other person or group, or (B) in the case of any such transaction involving a Loan Party other than the Parent, the Parent has beneficial ownership of 100% of the aggregate voting power of all Capital Stock of the resulting, surviving or transferee entity;

                  (e) (i) Andrew Baker shall cease to perform any material function or service as Chief Executive Officer of the Parent, or Brian Cass shall cease to perform any material function or service as Managing Director of the Parent, or either such Person shall cease to be involved in the day to day operations and management of the business of the Loan Parties, and (ii) a successor reasonably acceptable to the Agent and the Lenders is not appointed on terms reasonably acceptable to the Agent and the Lenders within 90 days of such cessation of involvement; or

                  (f) a "change of control" or any comparable term under, and as defined in, any other agreement, instrument or other document governing or evidencing Indebtedness of the Parent or any of its Subsidiaries shall have occurred.

                  "Claims and Costs" has the meaning specified therefor in
Section 7.01(j)

                  "Closing Cost Reimbursement" has the meaning specified therefor in Section 2.06(a).

                  "Collateral" means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Person upon which a Lien is granted or purported to be granted by such Person as security for all or any part of the Obligations.

                  " Collateral Management Reimbursement" has the meaning specified therefor in Section 2.06(b).

                  "Collection Account" and "Collection Accounts" means an account or accounts in the name of the Agent with each financial institution set forth on Schedule 8.01 hereto or a Collection Account Bank.

                  "Collection Account Bank" means a financial institution selected by the Loan Parties for the purpose of establishing and maintaining a Collection Account and acceptable to the Agent in its sole discretion.

                  "Commitments" means, with respect to each Lender, the commitment of such Lender to make a portion of the Term Loan to the Borrowers in the amount set forth on Schedule 1.01(A) hereto, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.

                  "Common Stock" means the voting common stock of the Parent, $0.01 par value.

                  "Consolidated EBITDA" means, with respect to any Person for any period, the Consolidated Net Income of such Person and its Subsidiaries for such period, plus (i) without duplication, the sum of the following amounts of such Person and its Subsidiaries for such period and to the extent deducted in determining Consolidated Net Income of such Person for such period: (A) Consolidated Net Interest Expense, (B) income tax expense, (C) depreciation expense, (D) amortization expense and all other non-cash expenses/losses reducing Consolidated Net Income (excluding any such non-cash item to the extent that it represents an accrual or reserve for potential cash items in any future period), (E) any extraordinary or non recurring losses or losses from Dispositions, and (F) foreign exchange gains and losses, minus (ii) (A) non-cash income/gains (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for potential cash items in any prior period),
(B) any tax refunds, net operating losses or other net tax benefits and (C) any extraordinary or non recurring gains or gains from Dispositions. Notwithstanding the foregoing, for the purpose of calculating Consolidated EBITDA for the four quarters ending March 31, 2006, June 30, 2006 and September 30, 2006, Consolidated EBITDA shall be deemed to be $7,900,000, $8,100,000, and $7,100,000 for the fiscal quarters ending June 30, 2005, September 30, 2005 and December 31, 2005, respectively.

                  "Consolidated Funded Indebtedness" means, with respect to any Person at any date, all Indebtedness of such Person, determined on a consolidated basis in accordance with GAAP, which by its terms matures more than one year after the date of calculation, and any such Indebtedness maturing within one year from such date which is renewable or extendable at the option of such Person to a date more than one year from such date.

                  "Consolidated Net Income" means, with respect to any Person for any period, the net income (loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, but excluding from the determination of Consolidated Net Income (without duplication) (a) restructuring charges, and (b) effects of discontinued operations.

                  "Consolidated Net Interest Expense" means, with respect to any Person for any period, gross interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis and in accordance with GAAP (including, without limitation, interest paid-in-kind and interest expense paid to Affiliates of such Person), less (i) the sum of (A) interest income for such period and (B) gains for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of gross interest expense), plus (ii) the sum of (A) losses for such period on Hedging Agreements (to the extent not included in gross interest expense) and (B) the upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in gross interest expense), in each case, determined on a consolidated basis and in accordance with GAAP.

                  "Consolidated Working Capital" means, with respect to any Person as of any date of determination, (i) current assets of such Person and its Subsidiaries as of such date of determination determined on a consolidated basis and in accordance with GAAP minus Cash and Cash Equivalents of such Person and its Subsidiaries minus (ii) the sum of current liabilities of such Person and its Subsidiaries as of such date of determination on a consolidated basis and in accordance with GAAP minus all current Indebtedness of such Person and its Subsidiaries, the current portion of Term Loan and the current portion of any obligations with respect to any pension plan to which such Person or its Subsidiaries contributes and that is subject to the laws of England and Wales.

                  "Contingent Obligation" means, with respect to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligation or
(2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term "Contingent Obligation" shall not include any warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

                  "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
                  "Contribution Agreements" means (i) a Contribution Agreement by and among the Parent and its Domestic Subsidiaries, substantially in the form of Exhibit G-1 and (ii) a Contribution Agreement by and among the Foreign Subsidiaries of the Parent, substantially in the form of Exhibit G-2.

                  "Control Agreement" means a control agreement, in form and substance reasonably satisfactory to the Agent, executed and delivered by the Borrower, the Agent, and the applicable securities intermediary with respect to a securities account or a bank with respect to a deposit account.

                  "Cruelty to Animal Statute" means the New Jersey Prevention of Cruelty to Animals, Title 4, Chapter 22, as amended from time to time, together with all regulations promulgated thereunder, and all similar statutes of any other state or applicable jurisdiction.

                  "Currency Due" has the meaning specified therefor in Section 4.07.

                  "Current Value" has the meaning specified therefor in Section 7.01(o).

                  "Default" means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

                  "Disposition" means any transaction, or series of related transactions, pursuant to which any Person or any of its Subsidiaries sells, assigns, transfers or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person, excluding any sales of Inventory in the ordinary course of business on ordinary business terms.

                  "Disqualified Stock" means any class or series of Capital Stock that, by its terms (or by the terms of any security into which it is convertible or exchangeable or by contract or otherwise), or upon the happening of any event or the passage of time or otherwise, (i) matures or is mandatorily redeemable or subject to any mandatory repurchase requirement, pursuant to a sinking fund obligation or otherwise, prior to the second year after the Final Maturity Date, (ii) is redeemable or subject to any mandatory repurchase requirement at the option of the holder prior to the second year after the Final Maturity Date, or (iii) is convertible into or exchangeable for (whether at the option of the issuer or the holder thereof) (A) debt securities or (B) any Capital Stock referred to in clause (i) or (ii) above at any time prior to the second year after the Final Maturity Date.

                  "Dollar," "Dollars" and the symbol "$" each means lawful money of the United States of America.

                  "Dollar Equivalent" means, at any time for the determination thereof, the amount of Dollars which could be purchased with the amount of the relevant foreign currency by the Agent (in accordance with normal banking procedures) at the spot exchange rate therefor at about 12:00 noon, New York City time, on such date of determination.

                  "Domestic Subsidiary" means any Subsidiary other than a Foreign Subsidiary.

                  "Effective Date" means the date, on or before March 1, 2006, on which all of the conditions precedent set forth in Section 5.01 are satisfied or waived and the Term Loan is made.

                  "Employee Plan" means an employee benefit plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained (or that was maintained at any time during the six (6) calendar years preceding the date of any borrowing hereunder) for employees of any Loan Party or any of its ERISA Affiliates.

                  "Environmental Actions" means any written complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Person or Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties or businesses owned or operated by any Loan Party or any of its Subsidiaries or any predecessor in interest; (ii) from adjoining properties or businesses; or (iii) onto any facilities which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries or any predecessor in interest.

                  "Environmental Indemnity Agreement" means an Environmental Indemnity Agreement, in form and substance reasonably satisfactory to the Agent, made by a Loan Party and/or one of its Subsidiaries in favor of the Agent.

                  "Environmental Laws" means (a) all international, European Union, national, federal, state, regional, local and foreign laws (including common law, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss. 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. ss. 1801, et seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901, et seq.), the Federal Clean Water Act (33 U.S.C. ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.) and the Occupational Safety and Health Act (29 U.S.C. ss. 651 et seq.), as such laws may be amended or otherwise modified from time to time), together with all subordinate legislation, including, without limitation, regulations relating to the environment, the Release, deposit or migration of any Hazardous Materials into the environment and/or human exposure to Hazardous Materials and which are in force from time to time; (b) all binding and enforceable directives, statutory guidance notes and codes of practice made or issued under or pursuant to any such laws described in clause (a) above; (c) judicial and administrative interpretation of each of the foregoing from time to time, including any change in, amendment, or modification to or re-enactment, consolidation or re-interpretation of any such Environmental Laws from time to time; (d) the environmental legislation, regulations and laws in place in England and Wales; and (e) any other present or future federal, state, regional, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other legally binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment, protection of human health from exposure to Hazardous Materials, or other government restrictions relating to the protection of the environment, protection of human health from exposure to Hazardous Materials, or the Release, deposit or migration of any Hazardous Materials into the environment.

                  "Environmental Liabilities and Costs" means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigations and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any environmental condition or a Release of Hazardous Materials from or onto (i) any real property presently or formerly owned by any Loan Party or any of its Subsidiaries or (ii) any facility which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries.

                  "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

                  "Equity Document" means the Warrants and the Registration Rights Agreement, and any other agreement, instrument, or other document executed and delivered pursuant thereto.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case, as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

                  "ERISA Affiliate" means, with respect to any Person, any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a "controlled group" within the meaning of Sections 414(b), (c), (m) and (o) of the Internal Revenue Code.

                  "Euro" means the single currency introduced in the member states of the European Union which adopted the single currency in accordance with the Treaty of Rome of March 25, 1957, as amended by, inter alia, the Treaty of European Union of February 7, 1992 establishing the European Union and by the European Council of Madrid on December 16, 1995.

                  "Event of Default" means any of the events set forth in
Section 9.01.

                  "Excess Cash Flow" means, with respect to any Person for any period, (i) Consolidated Net Income of such Person and its Subsidiaries for such period, plus (ii) all non-cash items of such Person and its Subsidiaries deducted in determining Consolidated Net Income for such period, less (iii) the sum of (A) all non-cash items of such Person and its Subsidiaries added to the calculation of Consolidated Net Income for such period, (B) all scheduled and mandatory cash principal payments on the Term Loan, all optional principal payments on the Term Loan (including all Applicable Prepayment Premiums so paid) and on other Indebtedness of such Person or any of its Subsidiaries during such period, to the extent such other Indebtedness is permitted to be incurred, and such payments are permitted to be made, under this Agreement, (C) the cash portion of Capital Expenditures made by such Person and its Subsidiaries during such period to the extent permitted to be made under this Agreement, (D) payments with respect to any pension plan subject to the laws of England and Wales, and (E) the excess (not to exceed $5,000,000), if any, of the Consolidated Working Capital at the end of such period over Consolidated Working Capital at the beginning of such period (or minus the excess, if any, of Consolidated Working Capital at the beginning of such period over Consolidated Working Capital at the end of such period).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Existing Debt Facility" means the Trust Deed, dated August 12, 1991, among HIH Capital Limited, Huntingdon International Holdings plc and The Law Debenture Trust Corporation p.l.c.

                  "Existing Debtholders" means the lenders party to the Existing Debt Facility.

                  "Extraordinary Receipts" means any cash proceeds of insurance and condemnation awards (and payments in lieu thereof) actually received by the Parent or any of its Subsidiaries, net of any reasonable expenses incurred in collecting such Extraordinary Receipts and any taxes related thereto.

                  "Facilities" means the real property located at the Huntingdon Research Centre, the Eye Research Centre and the Princeton Research Center, including, without limitation, the land on which each such facility is located, all buildings and other improvements thereon, all fixtures located at or used in connection with each such facility, all whether now or hereafter existing.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

                  "Field Survey and Audit" means a field survey and audit of the Loan Parties and an appraisal of the Collateral performed by auditors, examiners and/or appraisers selected by the Agent, at the sole cost and expense of the Borrowers.

                  "Final Maturity Date" means March 1, 2011, or such earlier date on which the Term Loan shall become due and payable in accordance with the terms of this Agreement and the other Loan Documents.

                  "Financial Statements" means (i) the audited consolidated balance sheet of the Parent and its Subsidiaries as of December 31, 2004, and the related consolidated statement of operations, shareholders' equity and cash flows for the Fiscal Year then ended, and (ii) the unaudited consolidated balance sheet of the Parent and its Subsidiaries for the nine months ended September 30, 2005, and the related consolidated statement of operations, shareholder's equity and cash flows for the nine months then ended.

                  "Financing Documents" means the Loan Documents and the Equity Documents.

                  "Fiscal Year" means the fiscal year of the Parent and its Subsidiaries ending on December 31 of each year.

                  "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

                  "GAAP" means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis, provided that for the purpose of Section 7.03 hereof and the definitions used therein, "GAAP" shall mean generally accepted accounting principles in effect on the date hereof and consistent with those used in the preparation of the Financial Statements, provided, further, that if there occurs after the date of this Agreement any change in GAAP that affects in any respect the calculation of any covenant contained in Section 7.03 hereof, the Agent and the Administrative Borrower shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such covenant with the intent of having the respective positions of the Lenders and the Borrowers after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, the covenants in Section 7.03 hereof shall be calculated as if no such change in GAAP has occurred.

                  "Governing Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization; and operating agreement;
(c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and (d) with respect to any of the entities described above, any other agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization

                  "Governmental Authority" means any nation or government, any Federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Guaranteed Obligations" has the meaning specified therefor in
Section 11.01.

                  "Guarantor" means (i) each Subsidiary of the Parent listed as a "Guarantor" on the signature pages hereto, and (ii) each other Person which guarantees, pursuant to Section 7.01(b) or otherwise, all or any part of the Obligations.

                  "Guaranty" means (i) the guaranty of each Guarantor party hereto contained in ARTICLE XI hereof, and (ii) each guaranty substantially in the form of Exhibit A, made by any other Guarantor in favor of the Agent for the benefit of the Agent and the Lenders pursuant to Section 7.01(b) or otherwise.

                  "Hazardous Material" means (a) any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substance, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws or that is likely to cause immediately, or at some future time, harm to or have an adverse effect on, the environment or risk to human health or safety, including, without limitation, any pollutant, contaminant, waste, hazardous waste, toxic substance or dangerous good which is defined or identified in any Environmental Law and which is present in the environment in such quantity or state that it contravenes any Environmental Law; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including, without limitation, corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (e) any asbestos-containing materials.

                  "Hedging Agreement" means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

                  "Highest Lawful Rate" means, with respect to the Agent or any Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations under laws applicable to the Agent or such Lender which are currently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow.

                  "Huntingdon UK" has the meaning specified therefor in the Preamble.

                  "Huntingdon US" means Huntingdon Life Sciences, Inc. a Delaware corporation.

                  "Indebtedness" means, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person for the deferred purchase price of property or services (other than trade payables or other accounts payable incurred in the ordinary course of such Person's business and not outstanding for more than 90 days after the date such payable was created unless contested in good faith by proper legal proceedings diligently pursued, provided that adequate reserves with respect thereto are maintained on the books and records of such Person in accordance with GAAP); (iii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (iv) all reimbursement, payment or other obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder may be limited to repossession or sale of such property; (v) all Capitalized Lease Obligations of such Person; (vi) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (vii) all obligations and liabilities, calculated on a basis satisfactory to the Agent and in accordance with accepted practice, of such Person under Hedging Agreements; (viii) all monetary obligations under any receivables factoring, receivable sales or similar transactions and all monetary obligations under any synthetic lease, tax ownership/operating lease, off-balance sheet financing or similar financing;
(ix) all Contingent Obligations; (x) liabilities incurred under Title IV of ERISA with respect to any plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained for employees of such Person or any of its ERISA Affiliates; (xi) withdrawal liability incurred under ERISA by such Person or any of its ERISA Affiliates with respect to any Multiemployer Plan; and (xii) all obligations referred to in clauses (i) through (xi) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. Notwithstanding anything herein to the contrary, the term "Indebtedness" shall not include any obligations of such Person with respect to (A) the prepayment to such Person of fees invoiced to its customers in advance, (B) any operating lease to which such Person is a party, as lessee, that comprises part of the Alconbury Sale/Leaseback or (C) any obligations with respect to any pension plan to which such Person contributes or has contributed and that is subject to the laws of England and Wales. The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer.

                  "Indemnified Matters" has the meaning specified therefor in
Section 12.15.

                  "Indemnitees" has the meaning specified therefor in Section 12.15.

                  "Initial Warrantholder" means ___________, in its capacity as the holder of Warrants.

                  "Insolvency Proceeding" means any proceeding commenced by or against any Person under any Applicable Bankruptcy Law or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                  "Intercompany Subordination Agreement" means, an Intecompany Subordination Agreement, among the Loan Parties for the benefit of the Agent and the Lenders, substantially in the form of Exhibit H.

                  "Interest Payment Date" shall mean (a) as to any Reference Rate Loan, the first day of each month during the term of this Agreement, (b) as to any LIBOR Loan, the last day of such Interest Period, and (c) as to any prepayment of the Term Loan, the date of such prepayment.

                  "Interest Period" shall mean, with respect to any LIBOR Loan,

     (i) initially, the period commencing on the borrowing date with respect to such LIBOR Loan and ending on the first Business Day of the immediately following calendar month; and

     (ii) thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such LIBOR Loan and ending on the first Business Day of the immediately following calendar month;

provided that the foregoing provisions are subject to the following:

          (A) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day; and

          (B) any Interest Period that would otherwise extend beyond the final repayment date for the Term Loan shall end on such repayment date; and

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended (or any successor statute thereto) and the regulations thereunder.

                  "Inventory" means, with respect to any Person, all goods and merchandise of such Person, including, without limitation, all raw materials, work-in-process, packaging, supplies, materials and finished goods of every nature used or usable in connection with the shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired, and all such other property the sale or other disposition of which would give rise to an Account Receivable or cash.

                  "Japanese Subsidiary" means Huntingdon Life Sciences Co., Ltd., a Japan corporation.

                  "Laws" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, regulations, ordinances, codes and binding guidelines, binding administrative or judicial precedents or authorities, including, where appropriate, the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case if having the force of law.

                  "Lease" means any lease of real property to which any Loan Party or any of its Subsidiaries is a party as lessor or lessee.

                  "Lender" has the meaning specified therefor in the preamble hereto.

                  "Leverage Ratio" means, with respect to any period of four fiscal quarters, (i) Consolidated Funded Indebtedness (less (A) Cash and Cash Equivalents prior to the 60th day following the Effective Date and (B) Qualified Cash on and after the 60th day following the Effective Date) of such Person and its Subsidiaries as of the last day of such period, to (ii) Consolidated EBITDA of such Person and its Subsidiaries for such period of four fiscal quarters.

                  "LIBOR Breakage Fee" has the meaning set forth in Section
3.03.

                  "LIBOR Loans" means the portion of the Term Loan, the rate of interest applicable to which is based on the LIBOR Rate.

                  "LIBOR Rate" means, for any LIBOR Loan for any Interest Period therefor, the rate per annum (rounded upwards to the nearest 1/100 of 1%) equal to the higher of (a) 4.25% and (b) the higher of the following:

                           (i) the rate per annum determined utilizing Bloomberg Professional Service Page BBAM1 as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two
         (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR Rate" shall mean, for any LIBOR Loan for any Interest Period therefor, the rate per annum (rounded upwards to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards to the nearest 1/100 of 1%). If, for any reason, neither of such rates is available, then "LIBOR Rate" shall mean the rate per annum at which, as determined by the Agent, Dollars in an amount comparable to the portion of the Term Loan subject to such Interest Period are being offered to leading banks at approximately 11:00 A.M. London time, two (2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected; divided by

                  (ii) one minus the percentage (expressed as a decimal and rounded upwards to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Board (or any successor) for determining the maximum reserve requirement (including without limitation, any basic, supplemental or emergency reserves) in respect of Eurocurrency liabilities, as defined in Regulation D of the Board as in effect from time to time, or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

                  "Lien" means any mortgage, deed of trust, assignment of rents, pledge, lien (statutory or otherwise), security interest, hypothecation, charge, option or right of pre-emption or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any agreement, assignment, deposit arrangement, trust, other arrangement (including set-off) or financing lease intended as, or having the effect of, security.

                  "Limited Purpose Entities" means the Japanese Subsidiary, ______________ and HIH Capital Limited.

                  "Loan" means the Term Loan.

                  "Loan Account" means an account maintained hereunder by the Agent on its books of account and, with respect to the Borrowers, in which the Borrowers will be charged with all Loans made to, and all other Obligations incurred by, the Borrowers.

                  "Loan Document" means this Agreement, any Guaranty, any Security Agreement, any Pledge Agreement, any UK Composite Guarantee and Debenture, the Alconbury Consent, any Mortgage, any Control Agreement, any UCC Filing Authorization Letter, any Intercompany Subordination Agreement, any Contribution Agreement and any other agreement, instrument, notice and other document executed and delivered pursuant hereto or thereto (other than the Equity Documents) or otherwise evidencing or securing the Term Loan, or any other Obligation.

                  "Loan Party" means any Borrower and any Guarantor.

                  "Material Adverse Effect" means a material adverse effect on any of (i) the operations, business, assets, properties, condition (financial or otherwise) or prospects of the Loan Parties taken as a whole, (ii) the ability of the Loan Parties taken as a whole to perform their obligations under the Loan Documents, (iii) the legality, validity or enforceability of this Agreement or any other Loan Document, (iv) the rights and remedies of the Agent or any Lender under any Loan Document, or (v) the validity, perfection or priority of a Lien in favor of the Agent for the benefit of the Lenders on Collateral with an aggregate value exceeding $250,000.

                  "Material Contract" means, with respect to any Person, (i) the Alconbury Documents, (ii) each contract or agreement to which such Person or any of its Subsidiaries is a party involving aggregate consideration payable to or by such Person or such Subsidiary of $500,000 or more (other than (A) purchase orders in the ordinary course of the business of such Person or such Subsidiary,
(B) contracts for services to be performed by such Person or such Subsidiary in the ordinary course of its business or (C) contracts that by their terms may be terminated by such Person or Subsidiary in the ordinary course of its business upon less than 60 days' notice without penalty or premium) and (iii) all other contracts or agreements (other than the Financing Documents) material to the business, operations, condition (financial or otherwise), performance, prospects or properties of the Loan Parties taken as a whole.

          "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

                  "Mortgage" means a mortgage (including, without limitation, a leasehold mortgage), deed of trust or deed to secure debt, in form and substance satisfactory to the Agent, made by a Loan Party in favor of the Agent for the benefit of the Agent and the Lenders, securing the Obligations and delivered to the Agent pursuant to Section 5.01(d), Section 7.01(b), Section 7.01(o) or otherwise.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which any Loan Party or any of its ERISA Affiliates has contributed to, or has been obligated to contribute, at any time during the preceding six (6) years.

                  "Net Cash Proceeds" means, (i) with respect to any Disposition by any Person or any of its Subsidiaries, the amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person or such Subsidiary, in connection therewith after deducting therefrom only (A) the amount of any Indebtedness secured by any Lien permitted by Section 7.02(a) on any asset (other than Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such Disposition (other than Indebtedness under this Agreement), (B) reasonable expenses (including reasonable professional fees, together with irrecoverable VAT and disbursements thereon) related thereto incurred by such Person or such Subsidiary in connection therewith, (C) transfer taxes paid to any taxing authorities by such Person or such Subsidiary in connection therewith, (D) net income taxes to be paid in connection with such Disposition (after taking into account any tax credits or deductions and any tax sharing arrangements) and (E) a reasonable reserve established in good faith by such Person or such Subsidiary for any indemnification payments (fixed or contingent) attributable to seller's customary indemnities or customary representations and warranties to purchaser in respect of such Disposition and (ii) with respect to the issuance or incurrence of any Indebtedness by any Person or any of its Subsidiaries, or the sale or issuance by any Person or any of its Subsidiaries of any shares of its Capital Stock, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person or such Subsidiary in connection therewith, after deducting therefrom only (A) reasonable expenses (including reasonable professional fees, together with irrecoverable VAT and disbursements thereon) related thereto incurred by such Person or such Subsidiary in connection therewith and (B) transfer taxes paid by such Person or such Subsidiary in connection therewith; in each case of clause
(i) and (ii) to the extent, but only to the extent, that the amounts so deducted are (x) actually paid to a Person that, except in the case of reasonable out-of-pocket expenses, is not an Affiliate of such Person or any of its Subsidiaries and (y) properly attributable to such transaction or to the asset that is the subject thereof.

                  "Notice of Borrowing" has the meaning specified therefor in
Section 2.02(a).

                  "Obligations" means all present and future indebtedness, obligations, and liabilities of each Loan Party to the Agent and the Lenders pursuant to the Loan Documents, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 9.01. Without limiting the generality of the foregoing, the Obligations of each Loan Party under the Loan Documents include
(a) the obligation to pay principal, interest, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by such Person under the Loan Documents, and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that the Agent or any Lender (in its sole discretion) may elect to pay or advance on behalf of such Person.

                  "Operating Lease Obligations" means all obligations for the payment of rent for any real, heritable or personal property under leases or agreements to lease, other than Capitalized Lease Obligations.

                  "Other Taxes" has the meaning specified therefor in Section 2.08(b).

                  "Parent" has the meaning specified therefor in the preamble hereto.

                  "Participant Register" has the meaning specified therefor in
Section 12.07(g).

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

                  "Permitted Indebtedness" means:

          (a) any Indebtedness owing to the Agent and any Lender under this Agreement and the other Loan Documents;

          (b) any other Indebtedness listed on Schedule 7.02(b) and existing on the Effective Date, and the extension of maturity, refinancing or modification of the terms thereof; provided, however, that (i) such extension, refinancing or modification is pursuant to terms that are not less favorable to the Loan Parties and the Lenders than the terms of the Indebtedness being extended, refinanced or modified and (ii) after giving effect to such extension, refinancing or modification, the amount of such Indebtedness is not greater than the amount of Indebtedness outstanding immediately prior to such extension, refinancing or modification;

          (c) Indebtedness evidenced by Capitalized Lease Obligations entered into in order to finance Capital Expenditures made by the Loan Parties in accordance with the provisions of Section 7.03(c), provided that the aggregate principal amount of such Indebtedness, when combined with the aggregate principal amount of all Indebtedness incurred under this clause
     (c) and clause (d) of this definition, does not exceed $4,000,000 at any time outstanding;

          (d) purchase money Indebtedness incurred by a Loan Party or any of its Subsidiaries solely for purpose of financing the acquisition of equipment acquired or held by such Loan Party or Subsidiary in the ordinary course of its business, provided that (A) the aggregate principal amount of such Indebtedness, when combined with the aggregate principal amount of all Indebtedness incurred under this clause (d) and clause (c) of this definition, does not exceed $4,000,000 at any time outstanding and (B) the principal amount of such Indebtedness shall not exceed the lesser of 80% of the fair market value or the cost of the equipment so held or acquired;

          (e) Indebtedness permitted under Section 7.02(e);

          (f) Subordinated Indebtedness;

          (g) Indebtedness that may be deemed to exist pursuant to any performance, surety, statutory, appeal or similar obligations incurred in the ordinary course of business in an aggregate amount not to exceed $500,000 at any one time outstanding;

          (h)  Indebtedness  in  respect  of netting  services,  overdrafts  and otherwise in connection with deposit accounts, provided that any liabilities or other obligations do not remain outstanding for more than three consecutive Business Days and the aggregate amount of all such liabilities and obligations outstanding at any time do not exceed $50,000 in the aggregate;

          (i) guaranties in the ordinary course of business consistent with past practices of the obligations of suppliers, customers, franchisees and licensees of the Parent and its Subsidiaries;

          (j) the bonds issued and outstanding under the Existing Debt Facility and guaranteed by Life Sciences Research, Ltd. in each case, as in effect on the date hereof, provided that such Indebtedness shall be paid in full not more than sixty days after the Effective Date;

          (k) the Parent's guaranty of the obligations of the lessees under the Alconbury Leases (each as in effect on the date hereof);

          (l) Indebtedness owed to (including obligations in respect of letters of credit for the benefit of) any Person providing worker's compensation, health, disability or other employee benefits or property, casualty or liability insurance to the Parent or any of its Subsidiaries in each case in the ordinary course of business, pursuant to reimbursement or indemnification obligations to such Person entered into in the ordinary course of business by such Person;

          (m) Indebtedness arising from agreements of the Parent or any of its Subsidiaries providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of a business, assets or a Subsidiary permitted hereunder or consented to by the Lenders;

          (n) any Indebtedness with respect to any interest rate or currency Hedging Agreement entered into in the ordinary course of business and for nonspeculative purposes;

          (o) any Indebtedness incurred in connection with the financing of insurance premiums that are payable by such Person in the ordinary course of its business;

          (p) any  Indebtedness  owed by a Loan Party under an Alconbury  Lease;
     and

          (q) any guaranty by the Parent of the obligations of Life Sciences Research Ltd. or Huntingdon UK in respect of any pension plan to which such Person contributes or has contributed and that is subject to the laws of England and Wales, in order to reduce pension protection fund levies in respect of such pension plans.

                  "Permitted Investments" means

                  (a) (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case, maturing within six months from the date of acquisition thereof; (ii) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody's or A-1 by Standard & Poor's; (iii) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the United States Government or any agency thereof, (v) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000; and (vi) tax exempt securities rated A or better by Moody's or A+ or better by Standard & Poor's, maturing within six months from the date of acquisition thereof; and

                  (b) in the case of any Foreign Subsidiary, (i) marketable direct obligations issued or unconditionally guaranteed by the sovereign nation in which such Subsidiary is organized and is conducting business or issued by any agency of such sovereign nation and backed by the full faith and credit of such sovereign nation, in each case maturing within one year from the date of acquisition, so long as the indebtedness of such sovereign nation is rated at least A by Standard & Poor's or A2 by Moody's, in each case, maturing within six months from the date of acquisition thereof or (ii) investments of the type and maturity described in clauses (a)(i) through (vi) above of foreign obligors, which investments have ratings described in such clauses.

                  "Permitted Liens" means:

                  (a) Liens securing the Obligations;

                  (b) Liens for taxes, assessments and governmental charges the payment of which is not required under Section 7.01(c);

                  (c) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and other similar Liens arising (provided they are subordinate to the Agent's Liens on the Accounts Receivable and all proceeds thereof) in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) that are not overdue by more than 30 days or are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

                  (d) Liens described on Schedule 7.02(a), but not the extension of coverage thereof to other property or the extension of maturity, refinancing or other modification of the terms thereof or the increase of the Indebtedness secured thereby;

                  (e) Liens on equipment securing Indebtedness permitted by subsection (d) of the definition of Permitted Indebtedness; provided, however, that no such Lien shall extend to or cover any other property of any Loan Party or any of its Subsidiaries;

                  (f) deposits and pledges of cash securing (i) obligations incurred in respect of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, (ii) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations or (iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges (A) are made or otherwise arise in the ordinary course of business or secure a Lien arising out of any judgment or award that does not constitute an Event of Default pursuant to Section 9.01(k), provided that the amount of cash securing all such Liens shall not exceed $500,000 in the aggregate at any one time outstanding and (B) secure obligations not past due;

                  (g) easements, zoning restrictions and similar encumbrances on real property and minor irregularities in the title to real property that do not
(i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by any Loan Party or any of its Subsidiaries in the normal conduct of such Person's business;

                  (h) Liens securing Indebtedness permitted by subsection (c) of the definition of Permitted Indebtedness;

                  (i) licenses of patents, trademarks and other intellectual property rights granted by the Parent or any of its Subsidiaries in the ordinary course of business and not interfering in any respect with the ordinary conduct of the business of the Parent or such Subsidiary;

                  (j) any interest or title of a lessor or sublessor under any lease of real estate permitted hereunder;

                  (k) purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases of personal property entered into in the ordinary course of business;

                  (l) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; and

                  (m) other Liens arising in the ordinary course of business securing Indebtedness and other liabilities not to exceed $100,000 in the aggregate at any one time.

                  "Person" means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority.

                  "Plan" means any Employee Plan or Multiemployer Plan.

                  "Pledge Agreement" means a Pledge and Security Agreement made by a Loan Party in favor of the Agent for the benefit of the Agent and the Lenders, substantially in the form of Exhibit C, securing the Obligations and delivered to the Agent.

                  "Post-Default Rate" means a rate of interest per annum equal to the rate of interest otherwise in effect from time to time pursuant to the terms of this Agreement plus 3.00%, or, if a rate of interest is not otherwise in effect, interest at the highest rate specified herein for the Term Loan then outstanding prior to an Event of Default plus 3.00%.

                  "Pro Rata Share" means with respect to a Lender's obligation to make the Term Loan and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Term Loan Commitment, by (ii) the Total Commitment, provided that if the Total Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's portion of the Term Loan and the denominator shall be the aggregate unpaid principal amount of the Term Loan.

                  "Process Agent" means ________________.

                  "Process Agent Agreement" means an agreement, in form and substance satisfactory to the Agents, between the Process Agent and a Foreign Subsidiary, pursuant to which such Loan Party shall appoint the Process Agent as its agent for the service of process in accordance with Section 5.01(d).

                  "Qualified Cash" means, as of any date of determination, the amount of unrestricted Cash and Cash Equivalents of the Loan Parties that is in any deposit account or securities account that is maintained by a bank or securities intermediary located in the United States to the extent such account is subject to a Control Agreement or in the Receivables Account or any other Account (as such terms are defined in the UK Composite Guarantee and Debenture).

                  "Reference Bank" means _________________, its successors or any other commercial bank designated by the Agent to the Administrative Borrower from time to time.

                  "Reference Rate" means the rate of interest equal to the higher of (a) 7.50% and (b) the rate publicly announced by the Reference Bank in New York, New York from time to time as its reference rate, base rate or prime rate. The reference rate, base rate or prime rate is determined from time to time by the Reference Bank as a means of pricing some loans to its borrowers and neither is tied to any external rate of interest or index nor necessarily reflects the lowest rate of interest actually charged by the Reference Bank to any particular class or category of customers. Each change in the Reference Rate shall be effective from and including the date such change is publicly announced as being effective.

                  "Reference Rate Loans" means the portion of the Term Loan, the rate of interest applicable to which is based on the Reference Rate.

                  "Register" has the meaning specified therefor in Section 12.07(d).

                  "Registered Loans" has the meaning specified therefor in
Section 12.07(d).

                  "Registration Rights Agreement" means the Registration Rights Agreement, in form and substance satisfactory to the Agent, by and between the Parent and the Warrantholders, with respect to the demand and piggy-back registration rights of the Warrantholders with respect to the Warrant Shares that the Warrantholders may acquire and the anti-dilution and tag-along provisions applicable thereto.

                  "Regulation T", "Regulation U" and "Regulation X" mean, respectively, Regulations T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time.

                  "Related Fund" means, with respect to any Person, an Affiliate of such Person, or a fund or account managed by such Person or an Affiliate of such Person.

                  "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through or in the ambient air, soil, surface or ground water, or property.

                  "Relevant Extrajurisdictional Laws" means all applicable laws of any United States Governmental Authority including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, to the extent that such applicable laws (as such may be in effect from time to time) prohibit or restrict transactions with, involving or relating to, prohibited jurisdictions, currently including Cuba, North Korea, Libya, certain areas of the Balkans, Iran, the Sudan, Burma (Myanmar), Liberia, Sierra Leone, and Zimbabwe.

                  "Remedial Action" means all actions taken pursuant to applicable Environmental Law to (i) clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) comply with 42 U.S.C. ss. 9601 or any other analogous applicable Environmental Law.

                  "Reportable Event" means an event described in Section 4043 of ERISA (other than an event not subject to the provision for 30-day notice to the PBGC under the regulations promulgated under such Section).

                  "Required Lenders" means, so long as two Lenders are parties to this Agreement, each such Lender, and so long as three or more Lenders are parties to this Agreement, Lenders whose Pro Rata Shares aggregate at least 50.1%.

                  "SEC" means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

                  "Security Agreement" means a Security Agreement made by the Parent or any Domestic Subsidiary in favor of the Agent for the benefit of the Agent and the Lenders, substantially in the form of Exhibit B securing the Obligations and delivered to the Agent.

                  "Solvent" means, (a) for a Person incorporated in England and Wales, a Person that is not insolvent for the purposes of Section 123 of the Insolvency Act 1986 (England and Wales) and (b) for a Person organized under the laws of the United States or any state or territory thereof, with respect to any such Person on a particular date, that on such date (i) the fair value of the property of such Person is not less than the total amount of the liabilities of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

                  "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

                  "Sterling" and the symbol "(pound)" each mean the lawful currency of the United Kingdom.

                  "Subordinated Indebtedness" means Indebtedness of any Loan Party the terms of which are reasonably satisfactory to the Agent and which has been expressly subordinated in right of payment to all Indebtedness of such Loan Party under the Loan Documents (i) by the execution and delivery of a subordination agreement, in form and substance reasonably satisfactory to the Agent, and (ii) otherwise on terms and conditions (including, without limitation, subordination provisions, payment terms, interest rates, covenants, remedies, defaults and other material terms) reasonably satisfactory to the Agent.

                  "Subsidiary" means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity (i) the accounts of which would be consolidated with those of such Person in such Person's consolidated financial statements if such financial statements were prepared in accordance with GAAP, (ii) of which more than 50% of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such Person, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (C) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person, or (iii) in respect of a Person incorporated in England and Wales (United Kingdom), a subsidiary within the meaning of Section 736 of the Companies Act 1985.

                  "Taxes" has the meaning specified therefor in Section 2.08(a).

                  "Term Loan" means, collectively, the loans made by the Lenders to the Borrowers on the Effective Date pursuant to Section 2.01.

                  "Termination Event" means (i) a Reportable Event with respect to any Employee Plan, (ii) any event that causes any Loan Party or any of its ERISA Affiliates to incur liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of
the Internal Revenue Code, (iii) the filing of a notice of intent to terminate an Employee Plan or the treatment of an Employee Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings by the PBGC to terminate an Employee Plan, or (v) any other event or condition which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Plan.

                  "Title Insurance Policy" means a mortgagee's loan policy, in form and substance satisfactory to the Agent, together with all endorsements made from time to time thereto, issued by or on behalf of a title insurance company satisfactory to the Agent, insuring the Lien created by a Mortgage in an amount and on terms satisfactory to the Agent, delivered to the Agent.

                  "Total Commitment" means the sum of the amounts of the Lenders' Commitments.

                  "Transferee" has the meaning specified therefor in Section 2.08(a).

                  "UCC Filing Authorization Letter" means a letter duly executed by each Loan Party authorizing the Agent to file appropriate financing statements on Form UCC-1 without the signature of such Loan Party in such office or offices as may be necessary or, in the opinion of the Agent, desirable to perfect the security interests purported to be created by each Security Agreement, each Pledge Agreement and each Mortgage.

                  "UK Composite Guarantee and Debenture" means the Composite Guarantee and Debenture, dated the date hereof, in form and substance satisfactory to the Agent, duly executed by each of the UK Subsidiaries in favor of the Agent acting in its capacity as Security Trustee (as defined therein) for the benefit of the Lenders.

                  "UK Security Documents" means the UK Composite Guarantee and Debenture and any Mortgage executed by a UK Subsidiary.

                  "UK Subsidiaries" means, collectively, each of the Persons incorporated in England and Wales that are listed on Schedule 1.01(B) hereto.

                  "Uniform Commercial Code" has the meaning specified therefor in Section 1.03.

                  "VAT" means (a) in England and Wales, value added tax as provided for in the Value Added Tax Act 1994 (England and Wales) (as amended or re-enacted in each case from time to time and legislation supplemental thereto and (b) outside England and Wales, any tax of a similar nature to value added tax (including, without limitation, sales tax) in each case, at the rate in force when the relevant supply is made, and includes any tax of a similar nature substituted for, or levied in addition to such tax.

                  "WARN" has the meaning specified therefor in Section 6.01(z).

                  "Warrantholders" means the Initial Warrantholder and each other Person that becomes a holder of Warrants in accordance with Section 13.05.

                  "Warrants" has the meaning assigned to such term in Section 13.01.

                  "Warrant Shares" has the meaning assigned to such term in
Section 13.03(a)(ii).

     Section 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any right or interest in or to assets and properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible. References in this Agreement to "determination" by the Agent include good faith estimates by the Agent (in the case of quantitative determinations) and good faith beliefs by the Agent (in the case of qualitative determinations).

     Section 1.03 Accounting and Other Terms. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP applied on a basis consistent with those used in preparing the Financial Statements. All terms used in this Agreement which are defined in
Article 8 or Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the "Uniform Commercial Code") and which are not otherwise defined herein shall have the same meanings herein as set forth therein, provided that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Agent may otherwise determine. To the extent that the determination of compliance with any provision herein requires the conversion to dollars of foreign currency amounts, such dollar amount shall be made on the Dollar Equivalent of the amount of such foreign currency at the time such item is to be calculated or is to be or was incurred, created or suffered or permitted to exist or assumed or transferred or sold for purposes of this Agreement (except if such item was incurred, created or assumed, or suffered or permitted to exist or transferred or sold prior to the date hereof, such conversion shall be made based on the Dollar Equivalent of the amounts of such foreign currency at the date hereof).

     Section 1.04 Time References. Unless otherwise indicated herein, all references to time of day refer to Eastern Standard Time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding"; provided, however, that with respect to a computation of fees or interest payable to the Agent or any Lender, such period shall in any event consist of at least one full day.

                                   ARTICLE II

                                    THE LOANS

     Section 2.01 Commitments. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender severally agrees to make its portion of the Term Loan to the Borrowers on the Effective Date, in an aggregate principal amount not to exceed the amount of such Lender's Commitment.

     (b) Notwithstanding the foregoing, the aggregate principal amount of the Term Loan made on the Effective Date shall not exceed the Total Commitment. Any principal amount of the Term Loan which is repaid or prepaid may not be reborrowed.

     Section 2.02 Making the Term Loan. The Administrative Borrower shall give the Agent prior notice (in writing, in substantially the form of Exhibit D hereto (a "Notice of Borrowing")), not later than 12:00 noon (New York City time) on the date which is five (5) Business Days prior to the Effective Date (or such shorter period as the Agent is willing to accommodate from time to time, but in no event later than 12:00 noon (New York City time) on the Effective Date). Such Notice of Borrowing shall be irrevocable and shall specify
(i) the principal amount of the proposed Loan, (ii) the use of the proceeds of such proposed Loan, and (iii) the proposed borrowing date, which must be the Effective Date. The Agent and the Lenders may act without liability upon the basis of written, telecopied or telephonic notice believed by the Agent in good faith to be from the Administrative Borrower (or from any authorized signatory thereof designated in writing purportedly from the Administrative Borrower to the Agent). The Agent and each Lender shall be entitled to rely conclusively on any authorized signatory's authority to request a Loan on behalf of the Borrowers until the Agent receives written notice to the contrary. The Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing.

     (b) The Notice of Borrowing pursuant to this Section 2.02 shall be irrevocable and the Borrowers shall be bound to make a borrowing in accordance therewith.

     (c) Except as otherwise provided in this subsection 2.02(c), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Total Commitment, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligations to make a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make a Loan requested hereunder, and each Lender shall be obligated to make the Term Loan required to be made by it by the terms of this Agreement regardless of the failure by any other Lender.

     Section 2.03 Repayment of Loans; Evidence of Debt. (a) The outstanding principal of the Term Loan shall be repayable in 60 consecutive monthly installments, on the first day of each calendar month, commencing on April 1, 2006 and ending on the Final Maturity Date, consisting of (i) fifty nine (59) installments, each in an amount equal to $200,000, followed by (ii) one (1) installment, in the amount equal to $58,200,000; provided, however, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of the Term Loan.

     (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrowers to such Lender resulting from each portion of the Term Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

     (c) The Agent shall maintain accounts in which it shall record (i) the amount of the Term Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder for the account of the Lenders and each Lender's share thereof.

     (d) The entries made in the accounts maintained pursuant to paragraph (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Term Loan in accordance with the terms of this Agreement.

     (e) Any Lender may request that the Term Loan (or portion thereof) made by it be evidenced by a promissory note. In such event, the Borrowers shall execute and deliver to such Lender a promissory note payable to the order of such Lender and its registered assigns in a form furnished by the Agent and reasonably acceptable to the Administrative Borrower. Thereafter, the Term Loan (or portion thereof) evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 12.07) be represented by one or more promissory notes in such form payable to the order of the payee named therein and its registered assigns.

     Section 2.04 Interest. (a) Ordinary Interest. Except as otherwise expressly provided in Sections 3.01 and 3.02, each Loan shall be a LIBOR Loan and shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount shall be paid in full, at a rate per annum equal to the LIBOR Rate for the Interest Period in effect for such Loan plus the Applicable Margin for such Loan (it being understood and agreed that the Applicable Margin will increase automatically and immediately based on the definition of "Applicable Margin" in Section 1.01, even if such increase occurs in the middle of an Interest Period). Each Loan that is Reference Rate Loan pursuant to the terms of this Agreement shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount shall be paid in full, at a rate per annum equal to the Reference Rate plus the Applicable Margin.

     (b) Default Interest. To the extent permitted by law, upon the occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, all Loans, fees, indemnities, or any other Obligations of the Loan Parties under this Agreement and the other Loan Documents, shall bear interest, from the date such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate.

     (c) Interest Payment. Interest on the Term Loan shall be payable monthly, in arrears on each Interest Payment Date and at maturity (whether upon demand, by acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand. Each Borrower hereby authorizes the Agent to, and the Agent may, from time to time, charge the Loan Account pursuant to Section 4.02 with the amount of any interest payment due hereunder if an Event of Default has occurred and is continuing.

     (d) General. All interest shall be computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed.

     Section 2.05 Reduction of Commitment; Prepayment of Loans.

     (a) Reduction of Commitments. The Total Commitment shall terminate at 5:00 p.m. (New York City time) on the Effective Date.

     (b) Optional Prepayment. The Borrowers shall have no right to prepay the Term Loan or any portion thereof (in whole or in part) on or prior to the first anniversary of the Effective Date. After the first anniversary of the Effective Date, the Borrowers may, upon at least five (5) Business Days' prior written notice to the Agent, prepay the principal of the Term Loan, in whole or in part. Each prepayment made pursuant to this clause (b) shall be accompanied by the payment of accrued interest to the date of such payment on the amount prepaid, together with the Applicable Prepayment Premium and subject to LIBOR Breakage Fees pursuant to Section 3.03, provided that if the Borrowers prepay the Term Loan in whole not more than one year after receipt of notice from a Lender requiring the payment of any material amount pursuant to Section 2.08, no Applicable Prepayment Premium will be payable. Each partial prepayment of the Term Loan shall be in a minimum principal amount of $1,000,000 and integral multiples of $500,000 in excess thereof. Each such prepayment shall be applied against the remaining installments of principal due on the Term Loan in the inverse order of maturity.

     (c) Mandatory Prepayment.

     (i) Within ten (10) days of delivery to the Agent and the Lenders of audited annual financial statements pursuant to Section 7.01(a)(ii), commencing with the delivery to the Agent and the Lenders of the financial statements for the Fiscal Year ended December 31, 2006 or, if such financial statements are not delivered to the Agent and the Lenders on the date such statements are required to be delivered pursuant to Section 7.01(a)(ii), ten (10) days after the date such statements are required to be delivered to the Agent and the Lenders pursuant to Section 7.01(a)(ii), the Borrowers shall prepay the outstanding principal amount of the Term Loan (subject to subsection (c)(vi) below) in an amount equal to 75% of the Excess Cash Flow of the Parent and its Subsidiaries for such Fiscal Year.

     (ii) Immediately upon any Disposition by any Loan Party or its Subsidiaries pursuant to Section 7.02(c)(ii), the Borrowers shall prepay the outstanding principal amount of the Term Loan in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Disposition to the extent that the aggregate amount of Net Cash Proceeds received by all Loan Parties and their Subsidiaries (and not paid to the Agent as a prepayment of the Term Loan) shall exceed for all such Dispositions $500,000 in any Fiscal Year. Nothing contained in this subsection (v) shall permit any Loan Party or any of its Subsidiaries to make a Disposition of any property other than in accordance with Section 7.02(c)(ii).

     (iii) (A) Upon the issuance or incurrence by any Loan Party or any of its Subsidiaries of any Indebtedness (other than Indebtedness referred to in clauses
(a), (b), (c), (d) and (e) of the definition of Permitted Indebtedness), the Borrowers shall prepay the outstanding amount of the Term Loan in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith.

     (B) Upon the sale or issuance by any Loan Party or any of its Subsidiaries of any shares of its Capital Stock, the Borrowers shall prepay the outstanding amount of the Term Loan in an amount equal to 50% of the Net Cash Proceeds received by such Person in connection therewith.

     (C) The provisions of this subsection (iii) shall not be deemed to be implied consent to any such issuance, incurrence or sale otherwise prohibited by the terms and conditions of this Agreement.

     (iv) Upon the receipt by any Loan Party or any of its Subsidiaries of any Extraordinary Receipts, the Borrowers shall prepay the outstanding principal of the Term Loan in an amount equal to 100% of such Extraordinary Receipts, to the extent that the aggregate amount of Extraordinary Receipts received by all Loan Parties and their Subsidiaries (and not paid to the Agent as a prepayment of the Term Loan) shall exceed for all such Extraordinary Receipts $500,000 in any Fiscal Year.

     (v) Notwithstanding the foregoing, with respect to Extraordinary Receipts that the Borrowers are required to prepay pursuant to Section 2.05(c)(iv), up to $10,000,000 in the aggregate of such Extraordinary Receipts received by any Loan Party or any of its Subsidiaries in connection therewith shall not be required to be applied to the prepayment of the Term Loan on such date to the extent such proceeds are reinvested in or otherwise used to replace, repair or restore the properties or assets used in such Loan Party's business (or are committed to be used by a Loan Party or any of its Subsidiaries pursuant to a binding commitment or binding contract for use of such proceeds within 30 days after the receipt of such proceeds) to purchase, replace, repair or restore properties or assets used in such Loan Party's business, provided that, (x) no Default or Event of Default has occurred and is continuing on the date such Person receives such cash, (y) the Administrative Borrower delivers a certificate to the Agent (i) within 10 days of the receipt of such insurance proceeds of such loss or destruction by such Loan Party stating that such proceeds shall be used to purchase, replace, repair or restore properties or assets to be used in such Loan Party's or any of its Subsidiaries' business within a period specified in such certificate not to exceed 360 days after the receipt of such proceeds (which certificate shall set forth estimates of the proceeds to be so expended) and (z) such proceeds are deposited in an account subject to a Control Agreement; and if all or any portion of such proceeds not so applied to the prepayment of the Term Loans are not used in accordance with the preceding sentence within the period specified in the relevant certificate furnished pursuant hereto or there shall occur an Event of Default, such remaining portion shall be applied to the Term Loans as required by Section 2.05(c), on the last day of such specified period or immediately, if an Event of Default exists.

     (vi)  Notwithstanding  anything  to the  contrary  in Section  2.03 or this
Section 2.05(c), any Lender may elect, by written notice to the Agent at least two Business Days prior to (A) in the case of a scheduled amortization prior to the Final Maturity Date, the applicable scheduled amortization payment date, and
(B) in the case of a mandatory prepayment, the applicable prepayment date, to decline all or any part of any payment of the Term Loan pursuant to Section 2.03(a)(i) and all or any part of any prepayment of the Term Loan pursuant to any of clauses (i) through (iv) above, in which case the aggregate amount of the prepayment that would have been applied to prepay the Term Loan but was so declined shall be retained by the Borrowers. The parties agree that with respect to any prepayment pursuant to Section 2.05(c), (i) the Borrowers will use reasonable commercial efforts to give the Agent and the Lenders at least five Business Days prior notice of such prepayment, (ii) the Lenders will respond not more than three Business Days thereafter (it being understood that the failure to respond shall mean that such prepayment shall be made pursuant to Section 2.05(c)), and (iii) if the Borrowers do not provide the Lenders with the notice required by clause (i), the Lenders will nonetheless have the right to refuse such payment (or to return such payment if already made) and the parties will cooperate in effecting the intent of this provision.

     (d) Application of Payments. Each such prepayment of the Term Loan shall be applied against the remaining installments of principal of the Term Loan in the inverse order of maturity.

     (e) Interest and Fees. Any prepayment made pursuant to this Section 2.05 shall be accompanied by (i) any LIBOR Breakage Fees pursuant to Section 3.03,
(ii) accrued interest on the principal amount being prepaid to the date of prepayment, and if such prepayment would reduce the amount of the outstanding Loans to zero, such prepayment shall be accompanied by the payment of all reimbursements owed to such date pursuant to Section 2.06 and (iii) the Applicable Prepayment Premium, if any, provided that no Applicable Prepayment Premium shall be payable in connection with any prepayment pursuant to the proviso in Section 2.05(b) or Section 2.05(c)(i),(c)(iii)(B) or (c)(iv).

     (f) Cumulative Prepayments.  Except as otherwise expressly provided in this
Section 2.05, payments with respect to any subsection of this Section 2.05 are in addition to payments made or required to be made under any other subsection of this Section 2.05.

     Section 2.06 Additional Fees.

     (a) Closing Expenses. On or prior to the Effective Date, the Borrowers shall pay to the Agent for the account of the Lenders, in accordance with their Pro Rata Shares, a non-refundable closing cost reimbursement (the "Closing Cost Reimbursement") equal to $2,100,000, which shall be netted against the proceeds of the Term Loan and shall be deemed fully earned when paid.

     (b) Collateral Management Expenses. From and after the Effective Date and until the later of (i) the Final Maturity Date and (ii) the date on which all Obligations are paid in full, the Borrowers shall pay to the Agent for the account of the Lenders, in accordance with their Pro Rata Shares, non-refundable collateral management expenses reimbursements (the "Collateral Management Reimbursement") equal to $15,000 each month, which shall be deemed fully earned when paid and which shall be payable on the Effective Date (payable ratably based on the number of days remaining in the calendar month in which the Effective Date occurs) and monthly in advance thereafter on the first day of each calendar month commencing on April 1, 2006.

     Section 2.07 [Intentionally Omitted]

     Section 2.08 Taxes. Any and all payments by any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of the Agent or any Lender (or any transferee or assignee thereof, including a participation holder (any such entity, a "Transferee")) by the jurisdiction in which such Person is organized or has its principal lending office (all such nonexcluded taxes, levies, imposts, deductions, charges withholdings and liabilities, collectively or individually, "Taxes"). If any Loan Party shall be required to deduct any Taxes from or in respect of any sum payable hereunder to the Agent or any Lender (or any Transferee), (i) the sum payable shall be increased by the amount (an "additional amount") necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.08) the Agent or such Lender (or such Transferee) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make such deductions and (iii) such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

     (b) In addition, each Loan Party agrees to pay to the relevant Governmental Authority in accordance with applicable law any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document ("Other Taxes"). Each Loan Party shall deliver to the Agent and each Lender official receipts in respect of any Taxes or Other Taxes payable hereunder promptly after payment of such Taxes or Other Taxes.

     (c) The Loan Parties hereby jointly and severally indemnify and agree to hold each Agent and each Lender harmless from and against Taxes and Other Taxes (including, without limitation, Taxes and Other Taxes imposed on any amounts payable under this Section 2.08) paid by such Person, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be paid within 10 days from the date on which any such Person makes written demand therefore specifying in reasonable detail the nature and amount of such Taxes or Other Taxes.

     (d) If a Lender receives a tax refund of Taxes or Other Taxes with respect to which a Loan Party has made a payment pursuant to Section 2.08(a), then such Lender shall promptly repay an amount equal to such tax refund, net of all out-of-pocket expenses of such Lender, to the Borrowers; provided that the Borrowers agree to repay such amounts, upon a request of the applicable Lender or the Agent, to such Lender or the Agent if such Lender or the Agent is required to repay such refund to the applicable Governmental Authority. Notwithstanding the foregoing, nothing in this Section shall be construed to require any Agent or Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to a Borrower or any other Person.

     (e) The Lenders and the Borrowers shall cooperate in completing any procedural formalities necessary for such Borrowers to obtain authorization to make payment without a tax deduction, subject to the limitations in Section 2.08(f).

     (f) Any Lender or Agent (or Transferee) claiming any indemnity payment or additional payment amounts payable pursuant to this Section 2.08 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested in writing by the Administrative Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such indemnity payment or additional amount that may thereafter accrue, would not require such Lender or the Agent (or Transferee) to disclose any information such Lender or the Agent (or Transferee) deems confidential and would not, in the sole determination of such Lender or the Agent (or Transferee), be otherwise disadvantageous to such Lender or the Agent (or Transferee).

     (g) The obligations of the Loan Parties under this Section 2.08 shall survive the termination of this Agreement and the payment of the Term Loan and all other amounts payable hereunder.

                                  ARTICLE III

                  LIBOR MARKET DISRUPTION; ILLEGALITY; BREAKAGE

     Section 3.01 Market Disruption. If prior to the commencement of any Interest Period for a LIBOR Loan:

     (a) the Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBOR Rate, as applicable, for such Interest Period; or

     (b) the Administrative Agent shall have received notice from the Required Lenders that the LIBOR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their portion of the Term Loan;

then the Agent shall give notice thereof to the Administrative Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter. Until the Agent notifies the Administrative Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) each LIBOR Loan shall be converted into a Reference Loan at the end of the then current Interest Period, and (ii) any notice or request from the Administrative Borrower that requests the conversion of any portion of the Term Loan to, or continuation of any portion of the Term Loan as, a LIBOR Loan shall be ineffective.

     Section 3.02 Illegality. If it shall be unlawful or improper for any Lender to make, maintain or fund any LIBOR Loan as contemplated by this Agreement, then such Lender shall forthwith give notice thereof to the Agent and the Administrative Borrower describing such illegality or impropriety. Effective immediately upon the giving of such notice, the obligation of such Lender to make LIBOR Loans shall be suspended for the duration of such illegality or impropriety and, if and when such illegality or impropriety ceases to exist, such suspension shall cease, and such Lender shall notify the Agent and the Administrative Borrower. If any such change shall make it unlawful or improper for any Lender to maintain any outstanding LIBOR Loan as a LIBOR Loan, such Lender shall, upon the happening of such event, notify the Agent, and such Loan shall immediately, or if permitted by applicable Law, decree, interpretation, request or directive, at the end of the then current Interest Period for such LIBOR Loan, convert from a LIBOR Loan into a Reference Rate Loan (it being understood and agreed that the Borrowers shall be fully liable for any loss or expense incurred by the Lenders pursuant to Section 3.03 in connection with such conversion).

     Section 3.03 Break Funding Payments. In the event of (a) the payment of any principal of any LIBOR Loan other than on the last day of an Interest Period applicable thereto (including, without limitation, as a result of an Event of Default, any prepayment pursuant to Section 2.05 or any event referred to in
Section 3.02 to the extent a LIBOR Loan is converted prior to the last day of the applicable Interest Period), (b) the conversion of any LIBOR Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any LIBOR Loan on the date specified in any notice delivered pursuant hereto (including, without limitation, the failure to satisfy any conditions precedent specified in Section 5.01 on or prior to the date specified in the Notice of Borrowing or a Borrower's revocation of or attempt to revoke the Notice of Borrowing), then, in any such event, each
Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. Such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the rate specified in Section 2.04 that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from leading banks in the eurodollar market (calculated on the basis of a 360-day year). For purposes of calculating amounts payable to the Agent or such Lender under this subsection, the Agent and each such Lender shall be deemed to have actually funded its relevant LIBOR Loan and having a maturity and repricing characteristics comparable to the relevant Interest Period; provided, however, that the Agent and each such Lender may fund each of its LIBOR Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection. A certificate of any Lender setting forth in reasonable detail the calculation of any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within five days after receipt thereof.

                                   ARTICLE IV

                      FEES, PAYMENTS AND OTHER COMPENSATION

     Section 4.01 Audit and Collateral Monitoring Fees. The Borrowers acknowledge that pursuant to Section 7.01(f), representatives of the Agent may visit any or all of the Loan Parties and/or conduct audits, inspections, valuations and/or field examinations of any or all of the Loan Parties at any time and from time to time in a manner so as to not unduly disrupt the business of the Loan Parties. If an Event of Default has occurred and is continuing, the Borrowers agree to pay the cost of all visits, audits, inspections, valuations and field examinations conducted by a third party on behalf of the Agent.

     Section 4.02 Payments; Computations and Statements. (a) The Borrowers will make each payment under this Agreement not later than 3:00 p.m. (______________ time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Agent's Account. All payments received by the Agent after 3:00 p.m. (___________time) on any Business Day will be credited to the Loan Account on the next succeeding Business Day. All payments shall be made by the Borrowers without set-off, counterclaim, deduction or other defense to the Agent and the Lenders. After receipt, the Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement, provided that the Agent will cause to be distributed all interest and fees received from or for the account of the Borrowers not less than once each month and in any event promptly after receipt thereof. The Lenders and the Borrowers hereby authorize the Agent to, and the Agent may, from time to time, charge the Loan Account of the Borrowers with any amount due and payable by the Borrowers under any Loan Document. Each of the Lenders and the Borrowers agrees that the Agent shall have the right to make such charges whether or not any Default or Event of Default shall have occurred and be continuing. Each of the Lenders and the Borrowers confirm that any charges which the Agent may so make to the Loan Account of the Borrowers as herein provided will be made as an accommodation to the Borrowers and solely at the Agent's discretion. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be; provided, however, that if such extension would cause such payment to be made in the next following calendar month, such payment shall be made on the preceding Business Day. All computations of fees shall be made by the Agent on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees are payable. Each determination by the Agent of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error.

     Section 4.03 Sharing of Payments, Etc. Except as provided in Section 2.02 hereof, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered). The
Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 4.03 may, to the fullest extent permitted by law, exercise all of its rights (including the Lender's right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

     Section 4.04 Apportionment of Payments. Subject to Section 2.02 hereof and to any written agreement among the Agent and/or the Lenders:

     (a) All payments of principal and interest in respect of the outstanding Term Loan, all payments of fees (other than the expense reimbursements set forth in Section 2.06 hereof to the extent set forth in a written agreement among the Agent and the Lenders, and the audit and collateral monitoring fee provided for in Section 4.01) and all other payments in respect of any other Obligations, shall be allocated by the Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of the Term Loan, as designated by the Person making payment when the payment is made.

     (b) After the occurrence and during the continuance of an Event of Default, the Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement, (i) first, ratably to pay the Obligations in respect of any fees, expense reimbursements, indemnities, and other amounts then due to the Agent until paid in full; (ii) second, ratably to pay the Obligations in respect of any fees and indemnities then due to the Lenders until paid in full; (iii) third, ratably to pay interest due in respect of the Term Loan and Agent Advances until paid in full (including any interest due at the Post-Default Rate; (iv) fourth, ratably to pay any Applicable Prepayment Premium, (v) fifth, ratably to pay principal of the Term Loan until paid in full, and (vi) sixth, to the ratable payment of all other Obligations then due and payable.

     (c) In each instance, so long as no Event of Default has occurred and is continuing, Section 4.04(b) shall not be deemed to apply to any payment by the Borrowers specified by the Administrative Borrower to the Agent to be for the payment of Obligations then due and payable under any provision of this Agreement or the prepayment of all or part of the principal of the Term Loan in accordance with the terms and conditions of Section 2.05.

     (d) For purposes of Section 4.04(b), "paid in full" with respect to interest shall include interest accrued after the commencement of any Insolvency Proceeding irrespective of whether a claim for such interest is allowable in such Insolvency Proceeding.

     (e) In the event of a direct conflict between the priority provisions of this Section 4.04 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that both such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 4.04 shall control and govern.

     Section 4.05 Increased Costs and Reduced Return. (a) If any Lender or the Agent shall have determined that the adoption or implementation of, or any change in, any Law, or any policy, guideline or directive of, or any change in, the interpretation or administration thereof by, any court, central bank or other administrative or Governmental Authority, or compliance by any Lender or the Agent or any Person controlling any such Lender or the Agent with any directive of, or guideline from, any central bank or other Governmental Authority or the introduction of, or change in, any accounting principles applicable to any Lender or the Agent or any Person controlling any such Lender or the Agent (in each case, whether or not having the force of law) (each a "Change in Law"), shall (i) subject any Lender or the Agent, or any Person controlling any such Lender or the Agent to any tax, duty or other charge with respect to this Agreement or the Term Loan made by such Lender or the Agent, or change the basis of taxation of payments to any Lender or the Agent or any Person controlling any such Lender or the Agent of any amounts payable hereunder (except for taxes on the overall net income of any Lender or the Agent or any Person controlling any such Lender or the Agent and taxes subject to Section
2.08), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against the Term Loan or against assets of or held by, or deposits with or for the account of, or credit extended by, any Lender or the Agent or any Person controlling any such Lender or the Agent or (iii) impose on any Lender or the Agent or any Person controlling any such Lender or the Agent any other condition regarding this Agreement or the Term Loan, and the result of any event referred to in clauses (i), (ii) or (iii) above shall be to increase the cost to any Lender or the Agent of making the Term Loan, or agreeing to make the Term Loan, or to reduce any amount received or receivable by any Lender or the Agent hereunder, then, upon demand by any such Lender or the Agent, the Borrowers shall pay to such Lender or the Agent such additional amounts as will compensate such Lender or the Agent for such increased costs or reductions in amount.

     (b) If any Lender or the Agent shall have determined that any Change in Law either (i) affects or would affect the amount of capital required or expected to be maintained by any Lender or the Agent or any Person controlling such Lender or the Agent, and any Lender or the Agent determines that the amount of such capital is increased as a direct or indirect consequence of the Term Loan made or maintained, any Lender's or the Agent's or any such other controlling Person's other obligations hereunder, or (ii) has or would have the effect of reducing the rate of return on any Lender's or the Agent's any such other controlling Person's capital to a level below that which such Lender or the Agent or such controlling Person could have achieved but for such circumstances as a consequence of the Term Loan made or maintained, or any agreement to make the Term Loan, or such Lender's or the Agent's or such other controlling Person's other obligations hereunder (in each case, taking into consideration, such Lender's or the Agent's or such other controlling Person's policies with respect to capital adequacy), then, upon demand by any Lender or the Agent the Borrowers shall pay to such Lender or the Agent from time to time such additional amounts as will compensate such Lender or the Agent for such cost of maintaining such increased capital or such reduction in the rate of return on such Lender's or the Agent's or such other controlling Person's capital.

     (c) All amounts payable under this Section 4.05 shall bear interest from the date that is ten (10) days after the date of demand by any Lender or the Agent until payment in full to such Lender or the Agent at the LIBOR Rate. A certificate of such Lender or the Agent claiming compensation under this Section 4.05, specifying the event herein above described and the nature of such event shall be submitted by such Lender or the Agent to the Administrative Borrower, setting forth the additional amount due and an explanation of the calculation thereof in reasonable detail, and such Lender's or the Agent's reasons for invoking the provisions of this Section 4.05, and shall be final and conclusive absent manifest error.

     (d) Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender's right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies the Administrative Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

     Section 4.06 Joint and Several Liability of the Borrowers. (a) Notwithstanding anything in this Agreement or any other Loan Document to the contrary, each of the Borrowers hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agent and the Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations. Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 4.06), it being the intention of the parties hereto that all of the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them. If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event, the other Borrowers will make such payment with respect to, or perform, such Obligation. Subject to the terms and conditions hereof, the Obligations of each of the Borrowers under the provisions of this Section 4.06 constitute the absolute and unconditional, full recourse Obligations of each of the Borrowers, enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement, the other Loan Documents or any other circumstances whatsoever.

     (b) The provisions of this Section 4.06 are made for the benefit of the Agent, the Lenders and their successors and assigns, and may be enforced by them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Agent, the Lenders or such successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Borrowers or to exhaust any remedies available to it or them against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this
Section 4.06 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied.

     (c) Each of the Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agent or the Lenders with respect to any of the Obligations or any Collateral, until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to the Agent or the Lenders hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations.

     Section 4.07 Currency; Judgment. This is an international financial transaction in which the specification of a currency and payment in ____________ is of the essence. Unrestricted and transferable Dollars shall be the currency of account in the case of all payments pursuant to or arising under this Agreement, and all such payments shall be made to the Agent's Account. The obligations of the Borrowers to the Agent and the Lenders under this Agreement shall not be discharged by any amount paid in any other currency or in a place other than into the Agent's Account to the extent that the amount so paid after conversion under this Agreement and transfer to _____________ does not yield the amount of Dollars in _____________ due under this Agreement. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in Dollars into another currency (the "Other Currency"), the rate of exchange used shall be that at which the Agent could, in accordance with normal banking procedures, purchase Dollars with the Other Currency on the business day preceding that on which final judgment is given. The obligations of the Borrowers in respect of any such sum due from any such Person to the Agent and the Lenders hereunder shall, notwithstanding any judgment in such Other Currency, be discharged only to the extent that, on the Business Day immediately following the date on which the Agent receives any sum adjudged to be so due in the Other Currency, the Agent may, in accordance with normal banking procedures, purchase Dollars with the Other Currency. If the Dollars so purchased are less than the sum originally due to the Agent and the Lenders in Dollars, each Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Agent and the Lenders against such loss, and if the Dollars so purchased exceed the sum originally due to the Agent and the Lenders in Dollars, the Agent agrees to remit to the Administrative Agent such excess. The indemnity contained herein shall constitute an obligation separate and independent from the other obligations contained in this Agreement and the other Loan Documents, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Agent and the Lenders from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due under this Agreement or any other Loan Document or under any judgment or order.

                                   ARTICLE V

                           CONDITIONS TO EFFECTIVENESS

     Section 5.01 Conditions Precedent to Effectiveness. This Agreement shall become effective as of the Business Day (the "Effective Date") when each of the following conditions precedent shall have been satisfied in a manner satisfactory to the Agent:

     (a) Payment of Fees, Etc. The Borrowers shall have paid on or before the date of this Agreement all fees, costs, expenses and taxes then payable pursuant to Section 2.06 and Section 12.04.

     (b) Representations and Warranties; No Event of Default. The following statements shall be true and correct: (i) the representations and warranties contained in ARTICLE VI and in each other Loan Document, certificate or other writing delivered to the Agent or any Lender pursuant hereto or thereto on or prior to the Effective Date are true and correct on and as of the Effective Date as though made on and as of such date and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms.

     (c) Legality. The making of the Term Loan shall not contravene any Law applicable to the Agent or any Lender.

     (d) Delivery of Documents. The Agent shall have received on or before the Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Effective Date:

          (i) this Agreement, duly executed by each of the parties thereto;

          (ii) a Security  Agreement,  duly  executed  by each  applicable  Loan
     Party;

          (iii) a Pledge Agreement, duly executed by each Loan Party, together with the original stock certificates representing all of the common stock of such Loan Party's subsidiaries and all intercompany promissory notes of such Loan Parties, accompanied by undated stock powers executed in blank and other proper instruments of transfer;

          (iv) an Intercompany Subordination Agreement;

          (v) the Contribution Agreements;

          (vi) the UK Composite Guarantee and Debenture, duly executed by each UK Subsidiary;

          (vii) a copy of each letter issued by the applicable Governmental Authority, evidencing each Facility's compliance with all applicable building codes, fire codes, other health and safety rules and regulations, parking, density and height requirements and other building and zoning laws;

          (viii) a UCC Filing Authorization Letter, duly executed by each Loan Party, together with appropriate financing statements on Form UCC-1 duly filed in such office or offices as may be necessary or, in the opinion of the Agent, desirable to perfect the security interests purported to be created by each Security Agreement, each Pledge Agreement and each Mortgage;

          (ix) certified copies of request for copies of information on Form UCC-11, listing all effective financing statements which name as debtor any Loan Party and which are filed in the offices referred to in paragraph
     (viii) above, together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Agent, shall cover any of the Collateral and the results of searches for any tax Lien and judgment Lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Agent, shall not show any such Liens;

          (x) a copy of the resolutions of each Loan Party, certified as of the Effective Date by an authorized signatory thereof, authorizing (A) the borrowings hereunder and the transactions contemplated by the Financing Documents to which such Loan Party is or will be a party, and (B) the execution, delivery and performance by such Loan Party of each Financing Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith, including, without limitation, the Warrants;

          (xi) a certificate of an authorized signatory of each Loan Party, certifying the names and true signatures of the representatives of such Loan Party authorized to sign each Financing Document to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers;

          (xii) to the extent applicable or available, a certificate of the appropriate official(s) of the state of organization and each state of foreign qualification of each Loan Party certifying as to the subsistence in good standing of, and the payment of taxes by, such Loan Party in such states;

          (xiii) to the extent applicable or available, a true and complete copy of the publicly filed Governing Documents of each Loan Party certified as of a recent date not more than 30 days prior to the Effective Date by an appropriate official of the state of organization of such Loan Party which shall set forth the same complete name of such Loan Party as is set forth herein and the organizational number of such Loan Party, if an organizational number is issued in such jurisdiction;

          (xiv) a copy of the charter and by-laws, limited liability company agreement, operating agreement, agreement of limited partnership or other organizational document of each Loan Party, together with all amendments thereto, certified as of the Effective Date by an authorized signatory of such Loan Party;

          (xv) (A) an opinion ______________, counsel to the Loan Parties, as to such matters as the Agent may reasonably request, including, without limitation, the Warrants, (B) an opinion of _______________, U.K. counsel to the Loan Parties, as to other matters as the Agent may reasonably request, and (C) an opinion of _____________, Maryland counsel to the Loan Parties, as to such other matters as the Agent may reasonably request;

          (xvi) a certificate of an authorized signatory of each Loan Party, certifying as to the matters set forth in subsection (b) of this Section 5.01;

          (xvii)  a  copy  of  the  Financial   Statements   and  the  financial
     projections described in Section 6.01(g)(ii) hereof, certified as of the Effective Date as true and correct by an authorized signatory of the Parent, which certificate shall set forth all existing Indebtedness (not otherwise set forth in the Financial Statements), pending or threatened litigation or claims and other contingent liabilities of the Parent and its Subsidiaries;

          (xviii) a certificate of the chief financial officer of the Parent, setting forth in reasonable detail the calculations required to establish compliance, on a pro forma basis after giving effect to the Term Loan to be made on the Effective Date, with each of the financial covenants contained in Section 7.03;

          (xix) a certificate of the chief financial officer of each Loan Party, certifying as to the solvency of such Loan Party, which certificate shall be satisfactory in form and substance to the Agent;

          (xx) evidence of the insurance coverage required by Section 7.01 and the terms of each Security Agreement, the UK Composite Guarantee and Debenture and each Mortgage and such other insurance coverage with respect to the business and operations of the Loan Parties as the Agent may reasonably request, in each case, where requested by the Agent, (a) on any policy issued by a United States insurance company, with such endorsements, as to the named insureds, mortgagees or loss payees thereunder as the Agent may request and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon 30 days' prior written notice (or, in the case of a failure to pay the premium, 10 days) to the Agent and each such named insured, mortgagee or loss payee (as applicable), and (b) on any policy issued in England or Wales, with appropriate notices to and acknowledgements from the policy issuer with respect to the security interest of Agent, each, together with evidence of the payment of all premiums due in respect thereof for such period as the Agent may request;

          (xxi) a landlord waiver, in form and substance satisfactory to the Agent and which may be included as a provision contained in the relevant Lease, executed by each landlord with respect to each of the Leases for the Facilities;

          (xxii)  a  collateral   access   agreement,   in  form  and  substance
     satisfactory to the Agent, executed by each Person who possesses Inventory of any Loan Party;

          (xxiii) copies of the Alconbury Documents and the other Material Contracts as in effect on the Effective Date, certified as true and correct copies thereof by an authorized signatory of the Administrative Borrower, together with a certificate of an authorized signatory of the Administrative Borrower stating that such agreements remain in full force and effect and that none of the Loan Parties has breached or defaulted in any of its obligations under such agreements;

          (xxiv) such documents as are required under the Existing Debt Facility to call the bonds issued thereunder, duly executed by the applicable Loan Parties;

          (xxv) a satisfactory ASTM 1527-00 Phase I Environmental Site Assessment ("Phase I ESA") provided by the Borrowers to the Agent (and, if requested by the Agent based upon the results of such Phase I ESA, an ASTM 1527-00 Phase II Environmental Site Assessment) of the Facility, in form and substance and by an independent firm satisfactory to the Agent;

          (xxvi) such Control Agreements and depository account, blocked account and similar agreements and other documents, each in form and substance satisfactory to the Agent, as the Agent may request with respect to the cash management system of the Loan Parties;

          (xxvii) the Warrants required to be delivered on or prior to the Effective Date pursuant to Section 13.01, duly executed by the Parent;

          (xxviii) the Registration Rights Agreement, duly executed by the Parent;

          (xxix) an updated appraisal of all US and UK real property locations;

          (xxx) a Process Agent Agreement, in form and substance satisfactory to the Agent, executed by each Foreign Subsidiary and the Process Agent;

          (xxxi) evidence that the Loan Parties are in compliance with good laboratory practices as monitored by the UK Home Office;

          (xxxii) a copy of the deed by Huntington UK to HIH Capital Limited evidencing the transfer of the funds received pursuant to the Existing Debt Facility; and

          (xxxiii) such other agreements, instruments, approvals, opinions and other documents, each satisfactory to the Agent in form and substance, as the Agent may reasonably request.

     (e) Proceeds of Term Loan. The proceeds of the Term Loan to be used to repay or defease the bonds outstanding under the Existing Debt Facility and any other proceeds of the Term Loan that will not be used immediately in accordance with this Agreement shall have been deposited in a bank account that is subject to the dominion and control of the Agent or otherwise subject to a Control Agreement.

     (f) Leases. The Agent shall have received copies of all real estate leases of the Loan Parties with respect to all real estate in the United States and England and Wales, and the Agent shall have concluded that such leases are financeable and otherwise in form and substance satisfactory to it.

     (g) Material Adverse Effect. The Agent shall have determined, in its sole judgment, that no event or development shall have occurred since September 30, 2005 which could have a Material Adverse Effect.

     (h) No Litigation. The Agent shall have determined that no claim, action, suit, investigation, litigation or proceeding, pending or threatened in any court or before any Governmental Authority or arbitrator exists which, in the reasonable opinion of the Agent, could have a Material Adverse Effect or which relates to any Loan Document or any transaction contemplated by any Loan Document.

     (i) Approvals. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with the making of the Term Loan, the consummation of the transactions contemplated by the Loan Documents, including, without limitation, the granting of a security interest in the Collateral by the Loan Parties in favor of the Agent and the Lenders and the conduct of the Loan Parties' business, shall have been obtained and shall be in full force and effect (none of which shall impose any adverse conditions that, in the judgment of the Agent, could be material).

     (j) Proceedings; Receipt of Documents. All proceedings in connection with the making of the Term Loan and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Agent and its counsel, and the Agent and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Agent or such counsel may reasonably request.

     (k) Management Reference Checks. The Agent shall have received satisfactory reference checks for, and shall have had an opportunity to meet with, key management of each Loan Party.

     (l) Due Diligence. The Agent shall have completed its business, legal and collateral due diligence with respect to each Loan Party and the results thereof shall be acceptable to the Agent, in its sole and absolute discretion. Without limiting the foregoing, the Agent shall have received a Field Survey and Audit, dated not earlier than 30 days prior to the Effective Date, and such Field Survey and Audit and the results thereof shall be acceptable to the Agent, in its sole and absolute discretion.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

Section 6.01 Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders as follows:

     (a) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and (to the extent that such concept is relevant and recognized in the jurisdiction of such Loan Party's organization) in good standing under the Laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrowers, to make the borrowings hereunder, and to execute and deliver each Financing Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and (to the extent that such concept is relevant and recognized in the applicable jurisdiction) is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except in such jurisdictions where the failure to be so qualified or in good standing (either individually or in the aggregate) could not reasonably be expected to have a Material Adverse Effect.

     (b) Authorization, Etc. The execution, delivery and performance by each Loan Party of each Financing Document to which it is or will be a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its Governing Documents or any applicable Law or any Contractual Obligation binding on or otherwise affecting it or any of its properties, except that certain customer contracts restrict assignment as further described in
Schedule 6.01(b) (but such contravention could not reasonably be expected to have a Material Adverse Effect), (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Financing Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

     (c) Governmental Approvals. No authorization or approval or other action by, and no notice to, order of, or registration or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Financing Document to which it is or will be a party, except as to the perfection of Agent's lien in England and Wales as follows:

          (i) due registration requiring that the prescribed particulars in respect of the UK Security Documents together with the original version of the UK Security Documents be delivered to the Registrar of Companies within 21 days of the applicable date in accordance with Chapter 1 of Part XII of the Companies Act 1985, together with the applicable fee; and

          (ii) details of the fixed charges and mortgages in the UK Security Documents creating security over real property must be duly registered at the Land Registry prior to the expiry of the relevant priority period.

     (d) Enforceability of Financing Documents. This Agreement is, and each other Financing Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

     (e) Capitalization; Subsidiaries.

     (i) On the Effective Date, after giving effect to the transactions contemplated hereby to occur on the Effective Date, the authorized Capital Stock of the Parent and the issued and outstanding Capital Stock of the Parent are as set forth on Schedule 6.01(e). All of the issued and outstanding shares of Capital Stock of the Parent have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. As of the Effective Date, 500,000 shares of Common Stock of the Parent have been reserved for issuance in connection with the exercise of the Warrants and 3,200,000 shares of Common Stock of the Parent are issuable under the terms of the 2001 Equity Incentive Plan of the Parent, copies of which plan have been delivered to the Agent in the form and on the terms in effect on the Effective Date. Except as described on Schedule 6.01(e), as of the Effective Date, (i) the 2001 Equity Incentive Plan of the Parent is the only plan or arrangement in existence relating to the issuance of shares of Capital Stock of the Parent and (ii) there are no outstanding debt or equity securities of the Parent or any of its Subsidiaries and no outstanding obligations of the Parent or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from the Parent, or other obligations of the Parent to issue, directly or indirectly, any shares of Capital Stock of the Parent.

     (ii) Schedule 6.01(e) is a complete and correct description of the name, jurisdiction of incorporation and ownership of the outstanding Capital Stock of such Subsidiaries of the Parent in existence on the date hereof. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been validly issued and are fully paid and nonassessable, and, except as described in
Schedule 6.01(e), the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as indicated on such Schedule, all such Capital Stock is owned by the Parent or one or more of its wholly-owned Subsidiaries, free and clear of all Liens (other than Liens created by the Loan Documents). There are no outstanding debt or equity securities of the Parent or any of its Subsidiaries and no outstanding obligations of the Parent or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from the Parent or any of its Subsidiaries, or other obligations of any Subsidiary to issue, directly or indirectly, any shares of Capital Stock of any Subsidiary of the Parent.

     (f) Litigation; Commercial Tort Claims. Except as set forth in Schedule 6.01(f), (i) there is no pending or, to the best knowledge of any Loan Party, threatened action, suit or proceeding affecting any Loan Party before any court or other Governmental Authority or any arbitrator that (A) if adversely determined, could reasonably be expected to have a Material Adverse Effect or
(B) relates to this Agreement or any other Financing Document or any transaction contemplated hereby or thereby and (ii) as of the Effective Date, none of the Loan Parties holds any commercial tort claims in respect of which a claim has been filed in a court of law or a written notice by an attorney has been given to a potential defendant.

     (g) Financial Condition.

     (i) The Financial Statements, copies of which have been delivered to the Agent and each Lender, fairly present the consolidated financial condition of the Parent and its Subsidiaries as at the respective dates thereof and the consolidated results of operations of the Parent and its Subsidiaries for the fiscal periods ended on such respective dates, all in accordance with GAAP (subject to normal year-end adjustments and the absence of footnotes) in the case of the Financial Statements referred to in clause (ii) of the definition of "Financial Statements", and since September 30, 2005 no event or development has occurred that has had or could reasonably be expected to have a Material Adverse Effect.

     (ii) The Parent has heretofore furnished to the Agent and each Lender (A) projected quarterly balance sheets, income statements and statements of cash flows of the Parent and its Subsidiaries for the period from January, 2006, through December, 2006, and (B) projected annual balance sheets, income statements and statements of cash flows of the Parent and its Subsidiaries for the Fiscal Years ending in 2007 through 2009, which projected financial statements shall be updated from time to time pursuant to Section 7.01(a)(v) and in form and substance reasonably satisfactory to the Agent. Such projections, as so updated, shall be believed by the Parent at the time furnished to be reasonable, shall have been prepared on a reasonable basis and in good faith by the Parent, and shall have been based on assumptions believed by the Parent to be reasonable at the time made and upon the best information then reasonably available to the Parent, and the Parent shall not be aware of any facts or information that would lead it to believe that such projections, as so updated, are incorrect or misleading in any material respect.

     (h) Compliance with Law, Etc. No Loan Party is in violation of (i) its Governing Documents, (ii) any Law in any material respect, including, without limitation, any provision of the Animal Welfare Act, any Cruelty to Animal Statute or any judgment or order of any Governmental Authority applicable to it or any of its property or assets, or (iii) any term of any Contractual Obligation (including, without limitation, any Material Contract) binding on or otherwise affecting it or to which any of its properties are subject, except, in the case of clause (iii), for such violations that, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and no Default or Event of Default has occurred and is continuing.

     (i) ERISA. (A) Except as set forth on Schedule 6.01(i), (i) each Employee Plan is in all material respects in compliance with ERISA and the Internal Revenue Code, (ii) no Termination Event has occurred nor is reasonably expected to occur with respect to any Employee Plan which could result in liability of the Loan Parties in excess of $250,000 in the aggregate, (iii) the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and delivered to the Agent, is complete and correct in all material respects and fairly presents the funding status of such Employee Plan, and since the date of such report there has been no material adverse change in such funding status, (iv) copies of each agreement entered into with the PBGC, the U.S. Department of Labor or the Internal Revenue Service with respect to any Employee Plan have been delivered to the Agent, (v) no Employee Plan had an accumulated or waived funding deficiency or permitted decrease which would create a deficiency in its funding standard account or has applied for an extension of any amortization period within the meaning of
Section 412 of the Internal Revenue Code at any time during the previous 60 months, and (vi) no Lien imposed under the Internal Revenue Code or ERISA exists or is likely to arise on account of any Employee Plan within the meaning of
Section 412 of the Internal Revenue Code, in either case securing liabilities in excess of $250,000 in the aggregate. Except as set forth on Schedule 6.01(i), the Loan Parties and their ERISA Affiliates have not incurred any withdrawal liability in excess of $250,000 in the aggregate under ERISA with respect to any Multiemployer Plan, and no Loan Party or any of their ERISA Affiliates is aware of any facts indicating that it or any of its ERISA Affiliates may in the future incur any such withdrawal liability in excess of $250,000. No Loan Party or any of its ERISA Affiliates nor any fiduciary of any Employee Plan has (i) engaged in a nonexempt prohibited transaction described in Sections 406 of ERISA or 4975 of the Internal Revenue Code which could result in liability of the Loan Parties in excess of $250,000 in the aggregate, (ii) failed to pay any required installment or other payment required under Section 412 of the Internal Revenue Code on or before the due date for such required installment or payment, (iii) engaged in a transaction within the meaning of Section 4069 of ERISA which could result in liability of the Loan Parties in excess of $250,000 in the aggregate or (iv) incurred any liability to the PBGC in excess of $250,000 in the aggregate which remains outstanding other than the payment of premiums, and there are no premium payments which have become due which are unpaid. There are no pending or, to the best knowledge of any Loan Party, threatened claims, actions, proceedings or lawsuits (other than claims for benefits in the normal course) which could result in liability of any Loan Party in excess of $250,000 in the aggregate asserted or instituted against (i) any Employee Plan or its assets, (ii) any fiduciary with respect to any Employee Plan, or (iii) any Loan Party or any of its ERISA Affiliates with respect to any Employee Plan. Except as required by Section 601 of ERISA or Section 4980B of the Internal Revenue Code or any similar state law, no Loan Party or any of its ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party or any of its ERISA Affiliates or coverage after a participant's termination of employment.

          (B) All liabilities under the Employee Plans are either (i) funded to at least the minimum level required by Law, (ii) insured with a reputable insurance company, (iii) provided for or recognized in the Financial Statements or (iv) estimated in the formal notes to the Financial Statements. There are no circumstances which may give rise to a liability in relation to the Employee Plans which is not funded, insured, provided for, recognized or estimated in the manner described in clauses (iii) and
     (iv) of the previous sentence. Each of the Parent and its Subsidiaries is in compliance in all material respects with all applicable Laws and Contractual Obligations relating to the Employee Plans.

     (j) Taxes, Etc. All Federal, state and local tax returns and other reports required by applicable Law to be filed by any Loan Party have been filed, or extensions have been obtained, and all Federal and other material taxes, assessments and other governmental charges imposed upon any Loan Party or any property of any Loan Party and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings and with respect to which adequate reserves have been set aside for the payment thereof on the Financial Statements in accordance with GAAP.

     (k) Regulations T, U and X. No Loan Party is or will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X), and no proceeds of the Term Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

     (l) Nature of Business. No Loan Party is engaged in any business other than pre-clinical and non-clinical testing for biological safety evaluation research services.

     (m) Adverse Agreements, Etc. No Loan Party is a party to any agreement or instrument, or subject to any charter, limited liability company agreement, partnership agreement or other corporate, partnership or limited liability company restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority, which has, or in the future could reasonably be expected to have, a Material Adverse Effect.

     (n) Permits, Etc. Each Loan Party has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person, except to the extent such noncompliance could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect. No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and there is no claim that any thereof is not in full force and effect, except to the extent such condition could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect.

     (o) Properties. (i) Each Loan Party has good and marketable title to, valid fee or leasehold interests in, or valid licenses to use, all property and assets material to its business, free and clear of all Liens, except Permitted Liens. All such properties and assets are in good working order and condition, ordinary wear and tear excepted.

          (ii) Schedule 6.01(o) sets forth a complete and accurate list, as of the Effective Date, of the location, by state and street address, of all real property owned or leased by each Loan Party. As of the Effective Date, each Loan Party has valid leasehold interests in the Leases described on
     Schedule 6.01(o) to which it is a party. Schedule 6.01(o) sets forth with respect to each such Lease, the commencement date, termination date, renewal options (if any) and annual base rents. Each such Lease is valid and enforceable in accordance with its terms in all material respects and is in full force and effect, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws. No consent or approval of any landlord or other third party in connection with any such Lease is necessary for any Loan Party to enter into and execute any Financing Document to which it is a party, except as set forth on
     Schedule 6.01(o). To the best knowledge of any Loan Party, no other party to any such Lease is in default of its obligations thereunder in any material respect, and no Loan Party (or any other party to any such Lease) has at any time delivered or received any notice of default which remains uncured under any such Lease and, as of the Effective Date, no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default under any such Lease.

     (p) Full Disclosure. Each Loan Party has disclosed to the Agent all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that (either individually or in the aggregate) could reasonably be expected to result in a Material Adverse Effect. None of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Agent in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading; provided that, with respect to projected financial information, each Loan Party represents only that such information was prepared in good faith based upon assumptions believed by the Loan Parties to be reasonable at the time prepared. There is no contingent liability or fact that could reasonably be expected to have a Material Adverse Effect which has not been set forth in a footnote included in the Financial Statements or a Schedule hereto or disclosed in writing to the Agent prior to the Effective Date.

     (q) Operating Lease Obligations. On the Effective Date, none of the Loan Parties has any Operating Lease Obligations that provide for annual rent in excess of $50,000 other than the Operating Lease Obligations set forth on
Schedule 6.01(q).

     (r) Environmental Matters. Except as set forth on Schedule 6.01(r), (i) the operations of each Loan Party are in material compliance with all applicable Environmental Laws; (ii) there has been no Release at any of the properties owned or operated by any Loan Party or a predecessor in interest, or at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party or any predecessor in interest which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;
(iii) no Environmental Action has been asserted against any Loan Party or any predecessor in interest nor does any Loan Party have knowledge of any threatened or pending Environmental Action against any Loan Party or any predecessor in interest, in any such case which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (iv) no Environmental Actions have been asserted against any facilities that may have received Hazardous Materials generated by any Loan Party or any predecessor in interest which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (v) no property now or formerly owned or operated by a Loan Party has been used as a treatment or disposal site for any Hazardous Material prior to or during such Loan Party's ownership or operation;
(vi) no Loan Party has failed to report to the proper Governmental Authority any Release which is required to be so reported by any applicable Environmental Laws which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (vii) each Loan Party holds all licenses, permits and approvals required under any Environmental Laws in connection with the operation of the business carried on by it, except for such licenses, permits and approvals as to which a Loan Party's failure to maintain or comply with could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect; and (viii) no Loan Party has received any notification pursuant to any Environmental Laws that (A) any work, repairs, construction or Capital Expenditures are required to be made as a condition of continued compliance with any Environmental Laws, or any license, permit or approval issued pursuant thereto or (B) any license, permit or approval referred to above is about to be reviewed, made, subject to limitations or conditions, revoked, withdrawn or terminated, in each case, except as could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

     (s) Insurance. Each Loan Party keeps its property adequately insured and maintains (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workmen's compensation insurance in the amount required by applicable Law, (iii) public liability insurance, which shall include product liability insurance, in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by Law or as may be reasonably required by the Agent (including, without limitation, against larceny, embezzlement or other criminal misappropriation). Schedule 6.01(s) sets forth a list of all insurance maintained by each Loan Party on the Effective Date.

     (t) Use of Proceeds. The proceeds of the Term Loan shall be used to (a) repay in full the approximately $46,195,000 aggregate principal amount of Indebtedness outstanding under the Existing Debt Facility, (b) pay fees and expenses in connection with the transactions contemplated hereby and (c) fund working capital of the Loan Parties. Notwithstanding anything herein to the contrary, no part of any proceeds of the Term Loan will be used for any project primarily based in a country or other jurisdiction which is the subject of any Relevant Extrajurisdictional Law.

     (u) Solvency. After giving effect to the transactions contemplated by this Agreement and before and after giving effect to each Loan, each Loan Party is, and the Loan Parties on a consolidated basis are, Solvent.

     (v) Location of Bank Accounts. Schedule 6.01(v) sets forth a complete and accurate list as of the Effective Date of all deposit, checking and other bank accounts, all securities and other accounts maintained with any broker dealer and all other similar accounts maintained by each Loan Party, together with a description thereof (i.e., the bank or broker dealer at which such deposit or other account is maintained and the account number and the purpose thereof).

     (w) Intellectual Property. Except as set forth on Schedule 6.01(w), each Loan Party owns or licenses or otherwise has the right to use all licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations, non-governmental licenses and permits and other intellectual property rights that are necessary for the operation of its business, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 6.01(w) is a complete and accurate list as of the Effective Date of all such material licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations, non-governmental licenses and permits and other intellectual property rights of each Loan Party (excluding shrink-wrap licenses of generally available computer software). No slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements and conflicts which could not have, individually or in the aggregate, a Material Adverse Effect. To the best knowledge of each Loan Party, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or proposed, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (x) Material Contracts. Set forth on Schedule 6.01(x) is a complete and accurate list as of the Effective Date of all Material Contracts of each Loan Party, showing the parties and subject matter thereof and amendments and modifications thereto. Each such Material Contract (i) is in full force and effect and is binding upon and enforceable against each Loan Party that is a party thereto and, to the best knowledge of such Loan Party, all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified, and (iii) is not in default in any material respect due to the action of any Loan Party or, to the best knowledge of any Loan Party, any other party thereto. The Loan Parties have delivered to the Agent a complete and correct copy of the Alconbury Documents, including all schedules and exhibits thereto, and each Alconbury Document sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby.

     (y) Holding Company and Investment Company Acts. None of the Loan Parties is (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

     (z) Employee and Labor Matters. There is (i) no unfair labor practice complaint pending or, to the best knowledge of any Loan Party, threatened against any Loan Party before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party which arises out of or under any collective bargaining agreement, (ii) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened against any Loan Party or (iii) to the best knowledge of any Loan Party, no union representation question existing with respect to the employees of any Loan Party and no union organizing activity taking place with respect to any of the employees of any Loan Party. No Loan Party or any of its ERISA Affiliates has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act ("WARN") or similar state Law in an amount in excess of $50,000, which remains unpaid or unsatisfied. The hours worked and payments made to employees of any Loan Party have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements, except to the extent such violations could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All material payments due from any Loan Party on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Loan Party.

     (aa) Customers and Suppliers. There exists no actual or threatened termination, cancellation or limitation of, or modification to or change in, the business relationship between (i) any Loan Party, on the one hand, and any customer or any group thereof, on the other hand, whose agreements with any Loan Party are individually or in the aggregate material to the business or operations of the Loan Parties taken as a whole, or (ii) any Loan Party, on the one hand, and any material supplier thereof, on the other hand; and there exists no present state of facts or circumstances that could give rise to or result in any such termination, cancellation, limitation, modification or change.

     (bb) No Bankruptcy Filing. No Loan Party is contemplating either an Insolvency Proceeding or the liquidation of all or a major portion of such Loan Party's assets or property, and no Loan Party has any knowledge of any Person contemplating an Insolvency Proceeding against it.

     (cc) Separate Existence. Except as could not reasonably be expected to have a Material Adverse Effect:

          (i) All customary formalities regarding the corporate existence of each Loan Party has been at all times since its formation and will continue to be observed.

          (ii) Each Loan Party has at all times since its formation accurately maintained, and will continue to accurately maintain, its financial statements, accounting records and other organizational documents separate from those of any Affiliate of such Loan Party and any other Person. No Loan Party has at any time since its formation commingled, and will not commingle, its assets with those of any of its Affiliates or any other Person. Each Loan Party has at all times since its formation accurately maintained, and will continue to accurately maintain its own bank accounts and separate books of account.

          (iii) Each Loan Party has at all times since its formation paid, and will continue to pay, its own liabilities from its own separate assets.

          (iv) Each Loan Party has at all times since its formation identified itself, and will continue to identify itself, in all dealings with the public, under its own name and as a separate and distinct Person. No Loan Party has at any time since its formation identified itself, or will identify itself, as being a division or a part of any other Person.

     (dd) Name; Jurisdiction of Organization; Organizational ID Number; Chief Place of Business; Chief Executive Office; FEIN. Schedule 6.01(dd) sets forth a complete and accurate list as of the date hereof of (i) the exact legal name of each Loan Party, (ii) the jurisdiction of organization of each Loan Party, (iii) the organizational identification number of each Loan Party (or indicates that such Loan Party has no organizational identification number), (iv) each place of business of each Loan Party, (v) the chief executive office of each Loan Party (if applicable) and (vi) the federal employer identification number of each Loan Party (if applicable).

     (ee) Tradenames. Schedule 6.01(ee) hereto sets forth a complete and accurate list as of the Effective Date of all tradenames, business names or similar appellations used by each Loan Party or any of its divisions or other business units during the past five years.

     (ff) Locations of Collateral. There is no location at which any Loan Party has any Collateral (except for Inventory in transit) other than (i) those locations listed on Schedule 6.01(ff) and (ii) any other locations approved in writing by the Agent from time to time. Schedule 6.01(ff) hereto contains a true, correct and complete list, as of the Effective Date, of the legal names and addresses of each warehouse at which Collateral of each Loan Party is stored. None of the receipts received by any Loan Party from any warehouse states that the goods covered thereby are to be delivered to bearer or to the order of a named Person or to a named Person and such named Person's assigns.

     (gg) Security Interests. Each Security Agreement and the UK Composite Guarantee and Debenture creates in favor of the Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral secured thereby. Upon (i) the filing of the UCC-1 financing statements described in Section 5.01(d)(viii), (ii) the recording of the Collateral Assignments for Security referred to in each Security Agreement in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, (iii) delivery to the Agent of each "certificated security" or "instrument" (each as defined in the UCC), and (iv) execution of a Control Agreement with respect to each "deposit account" and each "securities account" (as defined in the UCC), such security interests in and Liens on the Collateral granted thereby shall be perfected, first priority security interests, and no further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens, other than (A) the filing of continuation statements in accordance with applicable Law, (B) the recording of the Collateral Assignments for Security pursuant to each Security Agreement in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, with respect to after-acquired U.S. patent and trademark applications and registrations and U.S. copyrights, (C) the recordation of appropriate evidence of the security interest in the appropriate foreign registry with respect to all foreign intellectual property, (D) due registration requiring that the prescribed particulars in respect of the UK Security
Documents together with the original version of the UK Security Documents be delivered to the Registrar of Companies within 21 days of the applicable date in accordance with Chapter 1 of Part XII of the Companies Act 1985, together with the applicable fee, and (E) details of the fixed charges and mortgages in the UK Security Documents creating security over real property must be duly registered at the Land Registry prior to the expiry of the relevant priority period.

     (hh) Schedules. All of the information which is required to be scheduled to this Agreement is set forth on the Schedules attached hereto, is correct and accurate and does not omit to state any information material thereto.

     (ii) Representations and Warranties in Documents; No Default. All representations and warranties set forth in this Agreement and the other Loan Documents are true and correct in all respects at the time as of which such representations were made and on the Effective Date. No Event of Default has occurred and is continuing and no condition exists which constitutes a Default or an Event of Default.

                                  ARTICLE VII

                          COVENANTS OF THE LOAN PARTIES

     Section 7.01 Affirmative Covenants. So long as any principal of or interest on the Term Loan or any other Obligation (whether or not due) shall remain unpaid or any Lender shall have any Commitment hereunder, each Loan Party will, unless the Required Lenders shall otherwise consent in writing:

     (a) Reporting Requirements. Furnish to the Agent and each Lender:

          (i) as soon as available and in any event within 45 days after the end of each fiscal quarter of the Parent and its Subsidiaries commencing with the first fiscal quarter of the Parent and its Subsidiaries ending after the Effective Date, consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and retained earnings and consolidated and consolidating statements of cash flows of the Parent and its Subsidiaries as at the end of such quarter, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period of the immediately preceding Fiscal Year, all in reasonable detail and certified by an Authorized Officer of the Parent as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries as of the end of such quarter and the results of operations and cash flows of the Parent and its Subsidiaries for such quarter, in accordance with GAAP (and for any period prior to the date on which the Loan Parties have complied with Section 7.01(t), additional financial statements shall be prepared excluding any asset, liability, income, expense, cash flow or other similar item with respect to any Alconbury Entity (i.e., disregarding the requirement that any Alconbury Entity be consolidated with the Parent and its Subsidiaries pursuant to FIN 46)), applied in a manner consistent with that of the most recent audited financial statements of the Parent and its Subsidiaries furnished to the Agent and the Lenders, subject to normal year-end adjustments (it being understood that "consolidating" as used herein shall refer to (A) financial statements of the Parent and its Subsidiaries (other than the Alconbury Entities) and (B) financial statements of the Alconbury Entities);

          (ii) as soon as available, and in any event within 90 days after the end of each Fiscal Year of the Parent and its Subsidiaries, consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and retained earnings and consolidated and consolidating statements of cash flows of the Parent and its Subsidiaries as at the end of such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the immediately preceding Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an unqualified opinion, prepared in accordance with generally accepted auditing standards, of independent certified public accountants of recognized standing selected by the Parent and reasonably satisfactory to the Agent (which opinion shall be without (A) a "going concern" or like qualification or exception, (B) any qualification or exception as to the scope of such audit, or (C) any qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 7.03), together with a written statement of such accountants (1) to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained any knowledge of the existence of an Event of Default or a Default and (2) if such accountants shall have obtained any knowledge of the existence of an Event of Default or such Default, describing the nature thereof;

          (iii) as soon as available, and in any event within 30 days after the end of each fiscal month of the Parent and its Subsidiaries commencing with the first fiscal month of the Parent and its Subsidiaries ending after the Effective Date, a flash report substantially in the form of Exhibit 7.01(a)(iii)(1) and, except with respect to January of each Fiscal Year, an income statement substantially in the form of Exhibit 7.01(a)(iii)(2), in each case certified by an Authorized Officer of the Parent fairly presenting in all material respects the sales, profits and losses of the Parent and its Subsidiaries (other than the Alconbury Entities) for such fiscal month in accordance with sound accounting principles;

          (iv) simultaneously with the delivery of the financial statements or financial reports of the Parent and its Subsidiaries required by clauses
     (i), (ii) and (iii) of this Section 7.01(a), a certificate of an Authorized Officer of the Parent (A) stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Parent and its Subsidiaries during the period covered by such financial statements or financial reports, as applicable, with a view to determining whether the Parent and its Subsidiaries were in compliance with all of the provisions of this Agreement and such Loan Documents at the times such compliance is required hereby and thereby, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the existence during such period of an Event of Default or Default or, if an Event of Default or Default existed, describing the nature and period of existence thereof and the action which the Parent and its Subsidiaries propose to take or have taken with respect thereto and (B) attaching a schedule showing the calculations specified in Section 7.03 and the calculations with respect to the Leverage Ratio referred to in the definition of "Applicable Margin";

          (v) (A) as soon as available and in any event not later than 30 days after the end of each Fiscal Year, financial projections, supplementing and superseding the financial projections referred to in Section 6.01(g)(ii)(A), prepared on a monthly basis and otherwise in form and substance satisfactory to the Agent, for such Fiscal Year for the Parent and its Subsidiaries and (B) as soon as available and in any event not later than 30 days prior to the end of each fiscal quarter, financial projections, supplementing and superseding the financial projections referred to in Section 6.01(g)(ii)(B), prepared on a monthly basis and otherwise in form and substance satisfactory to the Agent, for each remaining quarterly period in such Fiscal Year (but only to the extent the financial projections described in this clause (B) are prepared by the Parent and its Subsidiaries), all such financial projections to be reasonable, to be prepared on a reasonable basis and in good faith, and to be based on assumptions believed by the Parent to be reasonable at the time made and from the best information then available to the Parent;

          (vi) promptly after submission to any Governmental Authority, all documents and information furnished to such Governmental Authority in connection with any investigation of any Loan Party other than (A) routine inquiries and (B) investigations that are customary in such Loan Party's business and industry and do not involve any notice or assertion that a Loan Party has violated any material Law;

          (vii) as soon as possible, and in any event within 5 Business Days after the occurrence of an Event of Default or Default that is continuing or the occurrence of any event or development that could have a Material Adverse Effect, the written statement of an Authorized Officer of the Administrative Borrower setting forth the details of such Event of Default or Default or other event or development having a Material Adverse Effect and the action which the affected Loan Party proposes to take with respect thereto;

          (viii) (A) as soon as possible and in any event within 10 days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that (1) any Reportable Event with respect to any Employee Plan has occurred, (2) any other Termination Event with respect to any Employee Plan has occurred, or (3) an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including installment payments) or an extension of any amortization period under Section 412 of the Internal Revenue Code with respect to an Employee Plan, a statement of an Authorized Officer of the Administrative Borrower setting forth the details of such occurrence and the action, if any, which such Loan Party or such ERISA Affiliate proposes to take with respect thereto, (B) promptly and in any event within five days after receipt thereof by any Loan Party or any ERISA Affiliate thereof from the PBGC, copies of each notice received by any Loan Party or any ERISA Affiliate thereof of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan, (C) promptly and in any event within 10 days after the filing thereof with the Internal Revenue Service if requested by the Agent, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Employee Plan and Multiemployer Plan, notice thereof, (D) promptly and in any event within 10 days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that a required installment within the meaning of Section 412 of the Internal Revenue Code has not been made when due with respect to an Employee Plan, (E) promptly and in any event within five days after receipt thereof by any Loan Party or any ERISA Affiliate thereof from a sponsor of a Multiemployer Plan or from the PBGC, a copy of each notice received by any Loan Party or any ERISA Affiliate thereof concerning the imposition of withdrawal liability under Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under Section 4241 of ERISA, and (F) promptly and in any event within 10 days after any Loan Party or any ERISA Affiliate thereof sends notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by such Loan Party or such ERISA Affiliate thereof;

          (ix) promptly deliver to the Agent upon request the most recently prepared actuarial reports with respect to the Employee Plans that are
     prepared  to  comply   with  the  then   current   statutory   or  auditing
     requirements;

          (x) if requested by the Agent, promptly instruct an actuary to prepare an actuarial report with respect to the Employee Plans that are prepared in order to comply with the then current statutory or auditing requirements;

          (xi) promptly after the commencement thereof but in any event not later than 5 Business Days after service of process with respect thereto on, or the obtaining of knowledge thereof by, any Loan Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

          (xii) as soon as possible and in any event within 5 Business Days after execution, receipt or delivery thereof, copies of any material notices that any Loan Party executes or receives in connection with any Material Contract;

          (xiii) as soon as possible and in any event within 5 days after execution, receipt or delivery thereof by any Loan Party, copies of any material notices that any Loan Party executes or receives in connection with the sale or other Disposition of the Capital Stock of, or all or substantially all of the assets of, any Loan Party;

          (xiv) promptly after the sending or filing thereof, copies of all statements, reports and other information any Loan Party sends to any holders of its Indebtedness or its securities in their capacity as such or files with the SEC or any national (domestic or foreign) securities exchange;

          (xv) promptly upon receipt thereof, copies of all financial reports (including, without limitation, management letters), if any, submitted to any Loan Party by its auditors in connection with any annual or interim audit of the books thereof;

          (xvi) promptly deliver to the Agent notice of any material adverse development which shall occur in any action, suit, proceeding, arbitration or governmental investigation previously disclosed by any Loan Party to the Agent or the Lenders; and

          (xvii) promptly upon request, such other information concerning the condition or operations, financial or otherwise, of any Loan Party as the Agent may from time to time may reasonably request.

     (b) Additional Guaranties and Collateral Security. Cause, subject to the limitations of Section 7.01(o) with respect to real property:

          (i) each Subsidiary of any Loan Party not in existence on the Effective Date, to execute and deliver to the Agent promptly and in any event within 5 Business Days after the formation, acquisition or change in status thereof (A) a Guaranty guaranteeing the Obligations, (B) a Security Agreement or UK Composite Guarantee and Debenture, as applicable, (C) if such Subsidiary has any Subsidiaries, a Pledge Agreement together with (x) certificates evidencing all of the Capital Stock of any Person owned by such Subsidiary, (y) undated stock powers executed in blank with signature guaranteed, and (z) such opinion of counsel and such other agreements, instruments and documents, and such approvals, consents and notices as the Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares, (D) one or more Mortgages creating on the real property of such Subsidiary a perfected, first priority Lien on such real property, and, with respect to such real property owned or leased by the Parent or any of its Domestic Subsidiaries, (1) a Title Insurance Policy covering such real property, (2) a current ALTA survey thereof and (3) a surveyor's certificate, each in form and substance satisfactory to the Agent, together with such other agreements, instruments and documents as the Agent may reasonably require whether comparable to the documents required under Section 7.01(o) or otherwise, and (E) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Agent in order to create, perfect, establish the first priority of or otherwise protect any Lien purported to be covered by any such Security Agreement, UK Composite Guarantee and Debenture, Pledge Agreement or Mortgage or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all property and assets of such Subsidiary shall become Collateral for the Obligations;

          (ii) each owner of the Capital Stock of any such Subsidiary to execute and deliver promptly and in any event within 5 Business Days after the formation or acquisition of such Subsidiary a Pledge Agreement, together with (A) certificates evidencing all of the Capital Stock of such Subsidiary, (B) undated stock powers or other appropriate instruments of assignment executed in blank with signature guaranteed, (C) such opinion of counsel and such other agreements, instruments and documents, and such approvals, consents and notices as the Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares and (D) such other agreements, instruments, approvals, legal opinions or other documents requested by the Agent; and

          (iii) if any Foreign Subsidiary obtains any asset or property located in the United States or otherwise subject to the laws of the United States, promptly give the Agent notice thereof and cause such Foreign Subsidiary to execute and deliver or cause to be delivered all of the agreements, instruments, approvals, opinions and other documents referred to in paragraph (i) above as the Agent may reasonably require as though such Foreign Subsidiary were a new Subsidiary (to the extent not previously provided).

     (c) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable Laws (including, without limitation, all Environmental Laws, any provision of the Animal Welfare Act, any Cruelty to Animal Statute, Good Laboratory Practices regulations promulgated by the US Food and Drug Administration, and the Animals (Scientific Procedures) Act of 1986 promulgated by the UK Home Office), judgments and awards (including any settlement of any claim that, if breached, could give rise to any of the foregoing), such compliance to include, without limitation, (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and (ii) paying all lawful claims which if unpaid might become a Lien or charge upon any of its properties, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP.

     (d) Preservation of Existence, Etc. Except as otherwise expressly permitted hereunder, maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

     (e) Keeping of Records and Books of Account. Keep, and cause each of its Subsidiaries to keep, adequate records and books of account, with complete entries made to permit the preparation of financial statements in accordance with GAAP.

     (f) Inspection Rights. Permit, and cause each of its Subsidiaries to permit, the agents and representatives of the Agent at any time and from time to time, (if no Default or Event of Default exists) upon reasonable advance notice and (if no Default or Event of Default exists) during normal business hours (it being understood and agreed that no advance notice shall be required and such examination may occur at any time if any Default or Event of Default exists), at the expense of the Borrowers, to examine and make copies of and abstracts from its records and books of account, to visit and inspect its properties, to verify materials, leases, notes, accounts receivable, deposit accounts and its other assets, to conduct audits, physical counts, valuations, appraisals, Phase I Environmental Site Assessments or examinations and to discuss its affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives. In furtherance of the foregoing, each Loan Party hereby authorizes its independent accountants, and the independent accountants of each of its Subsidiaries, to discuss the affairs, finances and accounts of such Person (independently or together with representatives of such Person) with the agents and representatives of the Agent in accordance with this Section 7.01(f).

     (g) Maintenance of Properties, Etc. Except as otherwise expressly permitted hereunder, maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply in all material respects, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

     (h) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event in amount, adequacy and scope reasonably satisfactory to the Agent. All policies covering the Collateral (a) issued by a United States insurance company are to be made payable to the Agent for the benefit of the Lenders, as its interests may appear, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Agent may reasonably require to fully protect the Lenders' interest in the Collateral and to any payments to be made under such policies and (b) issued in England or Wales, are to be delivered with appropriate notices to and acknowledgements from the policy issuer with respect to the security interest of Agent. Except with respect to insurance policies issued in England or Wales, all certificates of insurance are to be delivered to the Agent, with the loss payable endorsement with respect to property damage insurance in favor of the Agent and the additional insured endorsement with respect to general liability policies in favor of the Agent and such other Persons as the Agent may designate from time to time, and shall provide for not less than 30 days' prior written notice to the Agent (or 10 days' prior written notice in the case of the failure to pay a premium) of the exercise of any right of cancellation. If any Loan Party or any of its Subsidiaries fails to maintain such insurance, the Agent may arrange for such insurance, but at the Borrowers' expense and without any responsibility on the Agent's part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the sole right, in the name of the Lenders, any Loan Party and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies; provided that, in the absence of an Event of Default, neither the Agent nor any Lender shall settle any property damage claim without the Administrative Borrower's prior written consent (which shall not be unreasonably withheld).

     (i) Obtaining of Permits, Etc. Obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all permits, licenses, authorizations, approvals, entitlements and accreditations which are necessary in the proper conduct of its business, including, without limitation, such permits, licenses, authorizations, approvals, entitlements and accreditations as may be required to comply in all material respects with Good Laboratory Practices regulations promulgated by the US Food and Drug Administration, the Animal Welfare Act, any Cruelty to Animal Statute and the Animals (Scientific Procedures) Act of 1986 promulgated by the UK Home Office.

     (j) Environmental. (i) Keep any real property either owned or operated by it or any of its Subsidiaries free of any Environmental Liens; (ii) comply, and cause each of its Subsidiaries to comply, in all material respects with Environmental Laws and provide to the Agent any documentation of such compliance which the Agent may reasonably request; (iii) provide the Agent written notice within five (5) days of any Release of a Hazardous Material in excess of any reportable quantity from or onto real property at any time owned or operated by it or any of its Subsidiaries and take any Remedial Actions required by applicable Environmental Law to abate said Release; (iv) provide the Agent with written notice within ten (10) days of the receipt of any of the following: (A) written notice that an Environmental Lien has been filed against any property of any Loan Party or any of its Subsidiaries; (B) written notice of the commencement of any Environmental Action that an Environmental Action will be filed against any Loan Party or any of its Subsidiaries which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and (C) written notice of a violation, citation or other administrative order which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect and (v) defend, indemnify and hold harmless the Agent and the Lenders and their transferees, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, reasonable attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses) ("Claims and Costs") arising out of (A) the generation, presence, disposal, Release or threatened Release of any Hazardous Materials on, under, in, originating or emanating from any property at any time owned or operated by any Loan Party or any of its Subsidiaries (or its predecessors in interest or title), (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to the presence or Release of such Hazardous Materials, (C) any request for information, investigation, lawsuit brought or threatened, settlement reached or order by a Governmental Authority relating to the presence or Release of such Hazardous Materials, (D) any violation of any Environmental Law and/or (E) any Environmental Action filed against the Agent or any Lender, in each such case, excluding Claims and Costs arising out of the gross negligence or willful misconduct of the Agent or any Lender, as determined by a final judgment of a court of competent jurisdiction.

     (k) Further Assurances. Take such action and execute, acknowledge and deliver, and cause each of its Subsidiaries to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as the Agent may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected first priority Liens any of the Collateral or any other property of any Loan Party and its Subsidiaries, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer and confirm unto the Agent and each Lender the rights now or hereafter intended to be granted to it under this Agreement or any other Loan Document. In furtherance of the foregoing, to the maximum extent permitted by applicable Law, each Loan Party (i) authorizes the Agent to execute any such agreements, instruments or other documents in such Loan Party's name and to file such agreements, instruments or other documents in any appropriate filing office, (ii) authorizes the Agent to file any financing statement required hereunder or under any other Loan Document, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Loan Party, and (iii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Loan Party prior to the date hereof.

     (l) Change in Collateral; Collateral Records. (i) Give the Agent not less than 30 days' prior written notice of any change in the location of any Collateral, other than to locations set forth on Schedule 6.01(ff) and with respect to which the Agent has filed financing statements and otherwise fully perfected its Liens thereon, (ii) advise the Agent promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or the Lien granted thereon and (iii) execute and deliver, and cause each of its Subsidiaries to execute and deliver, to the Agent for the benefit of the Lenders from time to time, solely for the Agent's convenience in maintaining a record of Collateral, such written statements and schedules as the Agent may reasonably require, designating, identifying or describing the Collateral.

     (m) Landlord Waivers; Collateral Access Agreements. (i) At any time any Collateral with a book value in excess of $100,000 (when aggregated with all other Collateral at the same location) is located on any real property of a Loan Party (whether such real property is now existing or acquired after the Effective Date) which is not owned by a Loan Party, use its commercially reasonable efforts to obtain written subordinations or waivers, in form and substance satisfactory to the Agent, of all present and future Liens to which the owner or lessor of such premises may be entitled to assert against the Collateral; and

          (ii) Use its commercially reasonable efforts to obtain written access agreements, in form and substance satisfactory to the Agent, providing access to Collateral located on any premises not owned by a Loan Party in order to remove such Collateral from such premises during an Event of Default.

     (n) Subordination. Cause all Indebtedness and other obligations now or hereafter owed by it to any of its Affiliates, to be subordinated in right of payment and security to the Indebtedness and other Obligations owing to the Agent and the Lenders in accordance with a subordination agreement in form and substance satisfactory to the Agent.

     (o) After Acquired Real Property. Upon the acquisition by it or any of its Subsidiaries after the date hereof of any interest (whether fee or leasehold) in any real property (wherever located) (each such interest being an "After Acquired Property") (x) with a Current Value (as defined below) in excess of $175,000 in the case of a fee interest, or (y) requiring the payment of annual rent exceeding in the aggregate $100,000 in the case of leasehold interest, immediately so notify the Agent, setting forth with specificity a description of the interest acquired, the location of the real property, any structures or improvements thereon and either an appraisal or such Loan Party's good-faith estimate of the current value of such real property (for purposes of this Section, the "Current Value"). The Agent shall notify such Loan Party whether it intends to require a Mortgage and the other documents referred to below or in the case of leasehold, a leasehold Mortgage or landlord's waiver (pursuant to Section 7.01(m) hereof). Upon receipt of such notice requesting a Mortgage, the Person which has acquired such After Acquired Property shall immediately furnish to the Agent the following, each in form and substance satisfactory to the
Agent: (i) a Mortgage and an Environmental Indemnity Agreement with respect to such real property and related assets located at the After Acquired Property, each duly executed by such Person and in recordable form; (ii) evidence of the recording of the Mortgage referred to in clause (i) above in such office or offices as may be necessary or, in the opinion of the Agent, desirable to create and perfect a valid and enforceable first priority lien on the property purported to be covered thereby or to otherwise protect the rights of the Agent and the Lenders thereunder, (iii) a Title Insurance Policy insuring each Mortgage described in clause (i) above that has been executed by the Parent or any of its Domestic Subsidiaries, (iv) a survey of such real property owned or leased by the Parent or any of its Domestic Subsidiaries, certified to the Agent and to the issuer of the Title Insurance Policy by a licensed professional surveyor reasonably satisfactory to the Agent, (v) Phase I Environmental Site Assessments with respect to such real property, certified to the Agent by a company reasonably satisfactory to the Agent, (vi) in the case of a leasehold interest, a certified copy of the lease between the landlord and such Person with respect to such real property in which such Person has a leasehold interest, and the certificate of occupancy with respect thereto, (vii) in the case of a leasehold interest, an attornment and nondisturbance agreement between the landlord (and any fee mortgagee) with respect to such real property and the Agent, and (viii) such other documents or instruments (including guarantees and opinions of counsel) as the Agent may reasonably require. The Borrowers shall pay all fees and expenses, including reasonable attorneys' fees and expenses, and all title insurance charges and premiums, in connection with each Loan Party's obligations under this Section 7.01(o).

     (p) Fiscal Year. Cause the Fiscal Year of the Parent and its Subsidiaries to end on December 31 of each calendar year unless the Agent consents to a change in such Fiscal Year (and appropriate related changes to this Agreement).

     (q) Cash Deposits/Bank Accounts. Take all actions necessary to maintain, preserve, protect and perfect the rights and security interests of the Agent with respect to all deposit accounts and securities accounts of the Loan Parties and its Subsidiaries and all other proceeds of Collateral (including, without limitation, by causing each bank maintaining any deposit account on behalf of a Loan Party and each securities intermediary maintaining any securities account on behalf of a Loan Party to execute and deliver a Control Agreement not more than 60 days after the Effective Date or execute and deliver the appropriate notices to and use best efforts to obtain acknowledgements from _________________ with respect to accounts located in England and Wales) and not, without the Agent's prior written consent, open any deposit account, securities account or other bank account, or instruct any account debtor to make payment to any account, that is not subject to a Control Agreement; provided that, (i) until the Business Day preceding the date for the repayment in full of the Existing Debt Facility, the Loan Parties shall have at least $51,000,000 on deposit in a securities account subject to a Control Agreement and maintained with _______________________, (ii) from the Business Day preceding the date for the repayment in full of the Existing Debt Facility, the Loan Parties shall have at least an amount equal to the Alconbury Rent Reserve on deposit in a securities account subject to a Control Agreement (or subject to appropriate notices to and acknowledgements from ____________________ with respect to accounts located in England and Wales), and (iii) so long as no Default or Event of Default shall have occurred and be continuing, the Loan Parties shall be permitted to maintain other accounts so long as (A) the amount of funds on deposit in any one account shall not at any time exceed $50,000 or an aggregate amount of $100,000 for all such accounts and (B) the Agent shall have received prior written notice of the opening of any such account.

     (r) ERISA. (i) Ensure that all liabilities under the Employee Plans are either: (A) funded to at least the minimum level required by Law, (B) insured with a reputable insurance company, (C) provided for or recognized in the financial statements most recently delivered to the Agent pursuant to Section 7.01(a)(i) or (ii) or (D) estimated in the formal notes to the financial statements most recently delivered to the Agent pursuant to Section 7.01(a)(i) or (ii) and (ii) ensure that the contributions or premium payments to or in respect of all Employee Plans are and continue to be paid at no less than the rates required under the rules of such arrangements and in accordance with the most recent actuarial advice received in relation to the Employee Plans and generally in accordance with applicable Law.

     (s) Existing Debt Facility. Cause all Indebtedness outstanding under the Existing Debt Facility to be defeased or otherwise paid in full on or prior to the sixtieth day following the Effective Date for an aggregate principal amount not to exceed $46,195,000, and give the Agent and the Lenders written notice thereof promptly thereafter.

     (t) Post Closing Items. (i) Within 21 days of the Effective Date, cause due registration of the required particulars in respect of the UK Security Documents together with the original version of the UK Security Documents to be delivered to the Registrar of Companies in accordance with Chapter 1 of Part XII of the Companies Act of 1985, together with the applicable fee, (ii) within any applicable priority period, cause due registration of the details of the fixed charges and mortgages in the UK Security Documents to be duly registered at the Land Registry, (iii) as soon as possible after the Effective Date, dissolve HIH Capital Limited, (iv) within 60 days of the Effective Date, execute and deliver, and cause to be executed and delivered, Control Agreements with respect to all deposit accounts and securities accounts of the Loan Parties in the United States (except as otherwise expressly provided in Section 7.01(q)) and legal opinions with respect to such Control Agreements, in form and substance reasonably satisfactory to the Agent, (v) at all times use commercially reasonable best efforts (A) to have the Alconbury Leases amended pursuant to amendments in form and substance reasonably satisfactory to the Agent, and (B) to have _________________________ (or any successors or assigns thereof) consent thereto, and promptly thereafter the applicable Loan Parties will execute and deliver, or cause to be executed and delivered, such agreements, instruments, opinions, approvals and documents as are referred to in Sections 7.01(b) and 7.01(o) as though such Facility had been acquired by a Loan Party after the Effective Date and the applicable Loan Party were a new Subsidiary (to the extent not previously provided), (vi) at all times use commercially reasonable best efforts (A) to obtain the consent of _______________________ (or any successors or assigns) and the Alconbury Entities to the assignment of the Alconbury Purchase Money Note and the collateral assignment of the Alconbury Purchase Money Mortgage to the Agent, pursuant to amendments or consents in form and substance reasonably satisfactory to the Agent, to permit the Loan Parties to grant the Agent a perfected, first priority security interest in the Alconbury Note and in the Alconbury Purchase Money Mortgage and (B) to satisfy otherwise the Alconbury Condition, (vii) on or before March 21, 2006, deliver the unaudited consolidated balance sheet of the Parent and its Subsidiaries as of September 30, 2005 and the related consolidated statement of operations, shareholder's equity and cash flows for the nine months then ended, excluding any asset, liability, income, expense, cash flow or other similar item with respect to the Alconbury Entities (i.e., disregarding the requirement that the Alconbury Entities be consolidated with the Parent and its Subsidiaries pursuant to FIN 46), accompanied by a certificate in accordance with Section 7.01(a)(i),
(viii) within 10 days of the Effective Date, deliver the original stock certificates representing all of the issued and outstanding Capital Stock of ___________________, accompanied by undated stock powers executed in blank and other proper instruments of transfer, and (ix) after the completion of any of the foregoing requirements, provide the Agent with written notice thereof.

     Section 7.02 Negative Covenants. So long as any principal of or interest on the Term Loan or any other Obligation (whether or not due) shall remain unpaid or any Lender shall have any Commitment hereunder, each Loan Party shall not, unless the Required Lenders shall otherwise consent in writing:

     (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired; file or suffer to exist under the Uniform Commercial Code or any similar Law of any jurisdiction, a financing statement (or the equivalent thereof) that names it or any of its Subsidiaries as debtor; sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof); sell any of its property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable) with recourse to it or any of its Subsidiaries or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any account or other right to receive income; other than, as to all of the above, Permitted Liens.

     (b) Indebtedness. Create, incur, assume, guarantee or suffer to exist, or otherwise become or remain liable with respect to, or permit any of its Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to, any Indebtedness other than Permitted Indebtedness.

     (c) Fundamental Changes; Dispositions. Wind-up, liquidate or dissolve, or merge, consolidate or amalgamate with any Person, or convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing), or purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof) (or agree to do any of the foregoing), or permit any of its Subsidiaries to do any of the foregoing; provided, however, that

          (i) any wholly-owned Subsidiary of any Loan Party (other than a Borrower) may be merged into such Loan Party or another wholly-owned Subsidiary of such Loan Party, or may consolidate with another wholly-owned Subsidiary of such Loan Party, so long as (A) no other provision of this Agreement would be violated thereby, (B) such Loan Party gives the Agent at least 60 days' prior written notice of such merger or consolidation, (C) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, (D) the Lenders' rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger or consolidation, (E) the surviving Subsidiary, if any, is joined as a Loan Party hereunder and is a party to a Guaranty and a Security Agreement or UK Composite Guarantee and Debenture, as applicable, and the Capital Stock of which Subsidiary is the subject of a Pledge Agreement, in each case, which is in full force and effect on the date of and immediately after giving effect to such merger or consolidation and (F) such Subsidiary shall execute and deliver or cause to be delivered all of the agreements, instruments, approvals, opinions and other documents referred to in paragraph (i) of Section 7.01(b) as the Agent may reasonably require as though such Subsidiary were a new Subsidiary (to the extent not previously provided);

          (ii) any Loan Party and its Subsidiaries may (A) sell Inventory in the ordinary course of business, (B) dispose of obsolete or worn-out equipment in the ordinary course of business, and (C) sell or otherwise dispose of other property or assets for cash in an aggregate amount not less than the fair market value of such property or assets, provided that the Net Cash Proceeds of such Dispositions (x) in the case of clauses (B) and (C) above, do not exceed $500,000 in the aggregate in any twelve-month period and (y) in all cases, are paid to the Agent for the benefit of the Lenders pursuant to the terms of Section 2.05(c)(ii).

          (d) Change in Nature of Business. Make, or permit any of its Subsidiaries to make, any change in the nature of its business as described in Section 6.01(l).

     (e) Loans, Advances, Investments, Etc. Make or commit or agree to make any loan, advance guarantee of obligations, other extension of credit or capital contributions to, or hold or invest in or commit or agree to hold or invest in, or purchase or otherwise acquire or commit or agree to purchase or otherwise acquire any shares of the Capital Stock, bonds, notes, debentures or other securities of, or make or commit or agree to make any other investment in, any other Person, or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or permit any of its Subsidiaries to do any of the foregoing, except for: (i) investments existing on the date hereof, as set forth on Schedule 7.02(e) hereto, but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof, (ii) unsecured Subordinated Indebtedness of a Loan Party to any of the other Loan Parties; provided that such Indebtedness (x) shall be pledged to the Agent, (y) shall be on terms reasonably acceptable to the Agent and (z) shall be evidenced by promissory notes in form and substance satisfactory to the Agent and such promissory notes shall be pledged as security for the Obligations of the holder thereof under the Loan Documents to which such holder is a party and delivered to the Agent pursuant to the terms of the Pledge Agreement or UK Guarantee, as applicable, and provided further that the aggregate principal amount of all Indebtedness owed by the Limited Purpose Entities and any other Subsidiaries not organized under the laws of the United States or England and Wales created or incurred on or after the Effective Date shall in no event exceed $150,000 in the aggregate at any time outstanding (without regard to any write-down, write-off or other reduction); (iii) the creation of new Subsidiaries by the Parent that are either Domestic Subsidiaries or organized under the laws of England and Wales and that are created as buying agents for other Loan Parties, so long as in each case the Loan Parties comply with Section 7.01(b) with respect to each such Subsidiary, (iv) Permitted Investments, (v) equity investments in any Subsidiary owned as of the Effective Date and set forth on Schedule 6.01(e) or created in accordance with clause (iii) above, provided that (A) after the occurrence and during the continuance of an Event of Default, such equity investment shall not be increased or otherwise changed or modified, and (B) any equity investment in all Limited Purpose Entities and in any other Subsidiaries not organized under the laws of the United States or England and Wales made on or after the Effective Date shall in no event exceed $150,000 in the aggregate at any time outstanding (without regard to any write-down, write-off or other reduction), (vi) deposits, prepayments and other credits to suppliers made in the ordinary course of business consistent with past practice, (vii) Investments in Cash and Cash Equivalents, (viii) the Alconbury Purchase Money Note, and (ix) loans and advances to employees of the Parent and its Subsidiaries made in the ordinary course of business in an aggregate principal amount not to exceed $100,000 in the aggregate at any time outstanding (without regard to any write-down, write-off or other reduction).

     (f) Lease Obligations. Create, incur or suffer to exist, or permit any of its Subsidiaries to create, incur or suffer to exist, any obligations as lessee
(i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or (ii) for the payment of rent for any real or personal property under leases or agreements to lease other than (A) Capitalized Lease Obligations which would not cause the aggregate amount of all obligations under Capitalized Leases entered into after the Effective Date owing by all Loan Parties and their Subsidiaries in any Fiscal Year to exceed the amounts set forth in Section 7.03(c), and (B) Operating Lease Obligations which would not cause the aggregate amount of all Operating Lease Obligations (other than Operating Leases Obligations in respect of the Alconbury Leases) owing by all Loan Parties and their Subsidiaries in any Fiscal Year to exceed $1,500,000 and (C) the Alconbury Sale/Leaseback.

     (g) Restricted Payments. (i) Declare or pay any dividend or other distribution, direct or indirect, on account of any Capital Stock of any Loan Party or any of its Subsidiaries, now or hereafter outstanding, (ii) make any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of any Loan Party or any direct or indirect parent of any Loan Party, now or hereafter outstanding, (iii) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Capital Stock of any Loan Party, now or hereafter outstanding, (iv) return any Capital Stock to any shareholders or other equity holders of any Loan Party or any of its Subsidiaries, or make any other distribution of property, assets, shares of Capital Stock, warrants, rights, options, obligations or securities thereto as such or (v) pay any management fees or any other fees or expenses (including the reimbursement thereof by any Loan Party or any of its Subsidiaries) pursuant to any management, consulting or other services agreement to any director or officer of any Loan Party or any Affiliate of a Loan Party (other than, so long as no Event of Default exists, an Affiliate that is a Loan Party), except for such management fees and expenses made pursuant to the employment agreements in effect on the Effective Date and disclosed to Agent (as such employment agreements are amended or otherwise modified from time to time in the ordinary course of business consistent with past practice or new employment agreements with new employees entered into in the ordinary course of business); provided, however, (A) any Subsidiary of the Parent may pay dividends to its direct or indirect parent so long as such parent is a Loan Party, provided such parent is a Domestic Subsidiary of the Parent or is a Subsidiary of the Parent organized under the laws of England and Wales, (B) the Parent and its Subsidiaries may make regularly scheduled payments of interest in respect of any Subordinated Indebtedness in accordance with the terms of, and only to the extent required by, the indenture or other agreement pursuant to which such Subordinated Indebtedness was issued, subject, however, to the applicable subordination provisions, (C) so long as no Default or Event of Default exists, the Parent and its Subsidiaries may make payments of principal and interest in respect of any intercompany Indebtedness permitted by Section 7.02(b) and 7.02(e), (D) the Parent and its Subsidiaries may make dividends or distributions for the purpose of enabling the Parent or any of its Subsidiaries to, and the Parent and any of its Subsidiaries may, make ordinary course repurchases of the Parent's outstanding Capital Stock following the death, disability, retirement or termination of employment of employees, officers or directors, in each case in this clause (D) in an aggregate amount not to exceed $100,000 in any Fiscal
Year, and (E) the Parent and its Subsidiaries may make dividends or distributions for the purpose of enabling the Parent or any of its Subsidiaries to, and the Parent and any of its Subsidiaries may, make ordinary course repurchases of the Parent's outstanding Capital Stock, in each case in this clause (E) in an amount not to exceed $2,000,000 in the aggregate, provided that, in each case of clauses (A) through (E) above, at the election of the Agent, which the Agent may and, upon the direction of the Required Lenders, shall make by notice to the Administrative Borrower, no such payment shall be made if an Event of Default shall have occurred and be continuing or would result from the making of any such payment.

     (h) Federal Reserve Regulations. Permit the Term Loan or the proceeds of the Term Loan under this Agreement to be used for any purpose that would cause such Term Loan to be a margin loan under the provisions of Regulation T, U or X of the Board.

     (i) Transactions with Affiliates. Enter into, renew, extend or be a party to, or permit any of its Subsidiaries to enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except (i) in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm's length transaction with a Person that is not an Affiliate thereof, (ii) transactions with another Loan Party, (iii) transactions permitted by Section 7.02(e) or
Section 7.02(g), (iv) the Alconbury Sale/Leaseback (as in effect on the date hereof), and (v) the transactions set forth on Schedule 7.02(i).

     (j) Limitations on Dividends and Other Payment Restrictions Affecting Subsidiaries. Create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of any Loan Party (i) to pay dividends or to make any other distribution on any shares of Capital Stock of such Subsidiary owned by any Loan Party or any of its Subsidiaries, (ii) to pay or prepay or to subordinate any Indebtedness owed to any Loan Party or any of its Subsidiaries,
(iii) to make loans or advances to any Loan Party or any of its  Subsidiaries or
(iv) to transfer any of its property or assets to any Loan Party or any of its Subsidiaries, or permit any of its Subsidiaries to do any of the foregoing; provided, however, that nothing in any of clauses (i) through (iv) of this
Section 7.02(j) shall prohibit or restrict compliance with:

          (A) this Agreement and the other Loan Documents;

          (B) any agreements in effect on the date of this Agreement and described on Schedule 7.02(j);

          (C) any applicable Law, (including, without limitation, applicable currency control Laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances);

          (D) in the case of clause (iv) any agreement setting forth customary restrictions on the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract of similar property or assets; or

          (E) in the case of clause (iv) any agreement, instrument or other document evidencing a Permitted Lien from restricting on customary terms the transfer of any property or assets subject thereto.

     (k) Limitation on Issuance of Capital Stock. Issue or sell or enter into any agreement or arrangement for the issuance and sale of, or permit any of its Subsidiaries to issue or sell or enter into any agreement or arrangement for the issuance and sale of, any shares of its Capital Stock, any securities convertible into or exchangeable for its Capital Stock or any warrants, provided that the Parent may issue or sell or enter into any agreement or arrangement for the issuance and sale of its Capital Stock other than any Disqualified Stock.

     (l) Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc. (i) Amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of any of its or its Subsidiaries' Indebtedness or of any instrument or agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any such Indebtedness (other than, so long as no Default or Event of Default exists, intercompany Indebtedness) if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Indebtedness, would increase the interest rate applicable to such Indebtedness, would change the subordination provision, if any, of such Indebtedness, or would otherwise be adverse to the Lenders or the issuer of such Indebtedness in any respect, (ii) except for the Obligations, the Existing Debt Facility and Indebtedness permitted by clause (c) or (d) of the definition of "Permitted Indebtedness" make any voluntary or optional payment, prepayment, redemption, defeasance, sinking fund payment or other acquisition for value of any of its or its Subsidiaries' Indebtedness (including, without limitation, by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Indebtedness when due), or refund, refinance, replace or exchange any other Indebtedness for any such Indebtedness (except to the extent such Indebtedness is otherwise expressly permitted by the definition of "Permitted Indebtedness"), or make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any outstanding Indebtedness as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing, (iii) except as permitted by Section 7.02(c), amend, modify or otherwise change its name, jurisdiction of organization, organizational identification number or FEIN or (iv) amend, modify or otherwise change its certificate of incorporation or bylaws (or other similar organizational documents), including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it, with respect to any of its Capital Stock (including any shareholders' agreement), or enter into any new agreement with respect to any of its Capital Stock, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause (iv) that either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     (m) Investment Company Act of 1940. Engage in any business, enter into any transaction, use any securities or take any other action or permit any of its Subsidiaries to do any of the foregoing, that would cause it or any of its
Subsidiaries to become subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an "investment company" or a company "controlled" by an "investment company" not entitled to an exemption within the meaning of such Act.

     (n) Compromise of Accounts Receivable. Compromise or adjust any Account Receivable (or extend the time of payment thereof) or grant any discounts, allowances or credits or permit any of its Subsidiaries to do so other than in the ordinary course of its business, provided no Default or Event of Default has occurred and is continuing.

     (o) Properties. Permit any property to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Agent does not have a valid and perfected first priority Lien.

     (p) ERISA. (i) Engage, or permit any ERISA Affiliate to engage, in any transaction described in Section 4069 of ERISA; (ii) engage, or permit any ERISA Affiliate to engage, in any prohibited transaction described in Section 406 of ERISA or 4975 of the Internal Revenue Code for which a statutory or class exemption is not available or a private exemption has not previously been obtained from the U.S. Department of Labor; (iii) adopt or permit any ERISA Affiliate to adopt any employee welfare benefit plan within the meaning of
Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA, Section 4980B of the Internal Revenue Code, or other applicable law; (iv) fail to make any contribution or payment to any Multiemployer Plan which it or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; or (v) fail, or permit any ERISA Affiliate to fail, to pay any required installment or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment; in each case of clauses (i) through
(v), to the extent the same could reasonably be expected to result in the incurrence of liability by a Loan Party in excess of $250,000 or otherwise have a Material Adverse Effect.

     (q) Environmental. Permit the use, handling, generation, storage, treatment, Release or disposal of Hazardous Materials at any real property owned or leased by it or any of its Subsidiaries, except in compliance in all material respects with Environmental Laws and so long as such use, handling, generation, storage, treatment, Release or disposal of Hazardous Materials does not result in a Material Adverse Effect.

     (r) Certain Agreements. Agree to any amendment or other change to the Alconbury Purchase Money Note or any other Alconbury Document or any other agreement or document executed in connection with the Alconbury Sale/Leaseback.

     (s) Limited Activities. (i) In the case of ___________________, (A) conduct, transact or otherwise engage in any business or operations other than as a purchasing agent on behalf of the Parent and the other Domestic Subsidiaries and the performance of the Loan Documents to which it is a party, or (B) own any assets other than assets with a fair market value of less than $150,000 in the aggregate for all such Subsidiaries unless, in each case, the Agent shall have received a legal opinion of Nevada counsel as to such matters as the Agent may reasonably request, (ii) in the case of HIH Capital Limited, conduct, transact or otherwise engage in any business or activities other than as the issuer of the Indebtedness outstanding pursuant to the Existing Debt Facility, and (iii) in the case of the Japanese Subsidiary, conduct, transact or otherwise engage in any business or operations other than the operation of a sales office and other activities reasonably related thereto.

     Section 7.03 Financial Covenants. So long as any principal of or interest on the Term Loan or any other Obligation (whether or not due) shall remain unpaid or any Lender shall have any Commitment hereunder, each Loan Party shall not, unless the Required Lenders shall otherwise consent in writing:

     (a) Leverage Ratio. Permit the ratio of Consolidated Funded Indebtedness to Consolidated EBITDA of the Parent and its Subsidiaries as of the end of each period of four (4) consecutive fiscal quarters of the Parent and its Subsidiaries for which the last quarter ends on a date set forth below to be greater than the applicable ratio set forth below:

                  Fiscal Quarter End                 Leverage Ratio

                    March 31, 2006                    2.55:1.00
                     June 30, 2006                    2.49:1.00
                  September 30, 2006                  2.35:1.00
                   December 31, 2006                  2.04:1.00
                    March 31, 2007                    1.99:1:00
                     June 30, 2007                    1.94:1:00
                  September 30, 2007                  1.89:1:00
                   December 31, 2007                  1.72:1:00
                    March 31, 2008                    1.67:1.00
                     June 30, 2008                    1.63:1.00
                  September 30, 2008                  1.58:1.00
                   December 31, 2008                  1.38:1.00
                    March 31, 2009                    1.35:1.00
                     June 30, 2009                    1.30:1.00
                  September 30, 2009                  1.26:1.00
                   December 31, 2009                  1.05:1.00
                    March 31, 2010                    1.05:1.00
                     June 30, 2010                    1.05:1.00
                  September 30, 2010                  1.05:1.00
                   December 31, 2010                  1.05:1.00

     (b) Consolidated  EBITDA.  Permit Consolidated EBITDA of the Parent and its
Subsidiaries at the end of each fiscal quarter of the Parent and its Subsidiaries to be less than the applicable amount set forth below:


                 Fiscal Quarter End                 Consolidated EBITDA

                  March 31, 2006                        $25,500,000

                   June 30, 2006                        $25,800,000

                September 30, 2006                      $26,400,000

                 December 31, 2006                      $28,400,000

                  March 31, 2007                        $28,800,000

                   June 30, 2007                        $29,200,000

                September 30, 2007                      $29,700,000

                 December 31, 2007                      $30,200,000

                  March 31, 2008                        $30,600,000

                   June 30, 2008                        $31,200,000

                September 30, 2008                      $31,800,000

                 December 31, 2008                      $32,400,000

                  March 31, 2009                        $32,900,000

                   June 30, 2009                        $33,500,000

                September 30, 2009                      $34,100,000

                 December 31, 2009                      $34,800,000

                  March 31, 2010                        $35,300,000

                   June 30, 2010                        $36,000,000

                September 30, 2010                      $36,600,000

                 December 31, 2010                      $37,400,000

     (c) Capital Expenditures. Make or commit or agree to make, or permit any of its Subsidiaries to make or commit or agree to make, any Capital Expenditure (by purchase or Capitalized Lease) that would cause the aggregate amount of all Capital Expenditures made by the Loan Parties and their Subsidiaries to exceed the amount of Capital Expenditures set forth for any period specified below:

          (i) for the Fiscal Year ended December 31, 2006, the aggregate amount of such Capital Expenditures shall not exceed $15,000,000; and

          (ii) for each Fiscal Year ending after December 31, 2006, the aggregate amount of such Capital Expenditures shall not exceed $15,000,000 plus 50% of the Carried Over Amount (if positive), provided that in no event shall such aggregate amount exceed $20,000,000.

          As used herein, "Carried Over Amount" means $15,000,000 minus the aggregate amount of Capital Expenditures of the Parent and its Subsidiaries for the preceding Fiscal Year.

          (d) Minimum Qualified Cash. Permit Qualified Cash of the Loan Parties at the end of any fiscal month following the Effective Date to be less than the sum of (i) $15,000,000 as of such date plus (ii) the Alconbury Rent Reserve as of such date.

                                  ARTICLE VIII

                      MANAGEMENT, COLLECTION AND STATUS OF
                    ACCOUNTS RECEIVABLE AND OTHER COLLATERAL

     Section 8.01 Collection of Accounts Receivable; Management of Collateral. Until the Agent has advised the Loan Parties to the contrary after the occurrence and during the continuance of an Event of Default, the Loan Parties may and will enforce, collect and receive all amounts owing on the Accounts Receivable of the Loan Parties for the Agent's benefit and on the Agent's behalf, but at the Loan Parties' expense; such privilege shall terminate, at the election of the Agent, upon the occurrence and during the continuance of an Event of Default. All checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness received directly by the Loan Parties from any of their Account Debtors, as proceeds from Accounts Receivable of the Loan
Parties, or as proceeds of any other Collateral, shall be held by the Loan Parties in trust for the Agent and the Lenders and upon receipt be deposited by the Loan Parties in original form and no later than the next Business Day after receipt thereof into a Collection Account. Subject to Section 7.01(q), as soon as practicable after the Effective Date and in any event within 60 days after the Effective Date, the Loan Parties shall cause each Collection Account Bank to enter into a Control Agreement with the Agent, in form and substance reasonably satisfactory to the Agent, with respect to each Collection Account (or execute and deliver the appropriate notices to and use best efforts to obtain acknowledgements from __________________________with respect to any accounts located in England and Wales). The Loan Parties shall not commingle such collections with the Loan Parties' own funds or the funds of any of their Subsidiaries or Affiliates or with the proceeds of any assets not included in the Collateral. At the Agent's election after the occurrence and during the continuance of an Event of Default, all funds received in the Collection Account shall be sent by wire transfer or Automated Clearing House, Inc. payment to the Agent's Account for application at the end of each Business Day to reduce the then principal balance of the Term Loan, conditional upon final payment to the Agent. No checks, drafts or other instruments received by the Agent shall constitute final payment to the Agent unless and until such checks, drafts or instruments have actually been collected.

     (b) After the occurrence and during the continuance of an Event of Default, the Agent may send a notice of assignment and/or notice of the Lenders' security interest to any and all Account Debtors or third parties holding or otherwise concerned with any of the Collateral, and thereafter the Agent shall have the sole right to collect the Accounts Receivable and/or take possession of the Collateral and the books and records relating thereto. After the occurrence and during the continuance of an Event of Default, the Loan Parties shall not, without prior written consent of the Agent, grant any extension of time of payment of any Account Receivable, compromise or settle any Account Receivable for less than the full amount thereof, release, in whole or in part, any Person or property liable for the payment thereof, or allow any credit or discount whatsoever thereon, except as permitted by Section 7.02(n).

     (c) Each Loan Party hereby appoints the Agent or its designee on behalf of the Agent as the Loan Parties' attorney-in-fact with power exercisable during the continuance of an Event of Default to endorse any Loan Party's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Accounts Receivable, to sign any Loan Party's name on any invoice or bill of lading relating to any of the Accounts Receivable, drafts against Account Debtors with respect to Accounts Receivable, assignments and verifications of Accounts Receivable and notices to Account Debtors with respect to Accounts Receivable, to send verification of Accounts Receivable, and to notify the Postal Service authorities to change the address for delivery of mail addressed to any Loan Party to such address as the Agent may designate and to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission (other than acts of omission or commission constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction), or for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until all of the Term Loan and other Obligations under the Loan Documents are paid in full and all of the Loan Documents are terminated.

     (d) The Agent shall not, under any circumstance or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts Receivable or any instrument received in payment thereof or for any damage resulting therefrom (other than acts of omission or commission constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Agent, by anything herein or in any assignment or otherwise, do not assume any of the obligations under any contract or agreement assigned to the Agent and shall not be responsible in any way for the performance by any Loan Party of any of the terms and conditions thereof.

     (e) If any Account Receivable includes a charge for any tax payable to any Governmental Authority, the Agent is hereby authorized (but in no event obligated) in its discretion to pay the amount thereof to the proper taxing authority for the Loan Parties' account and to charge the Loan Parties therefor. The Loan Parties shall notify the Agent if any Account Receivable includes any taxes due to any such Governmental Authority and, in the absence of such notice, the Agent shall have the right to retain the full proceeds of such Account Receivable and shall not be liable for any taxes that may be due by reason of the sale and delivery creating such Account Receivable.

     (f) Notwithstanding any other terms set forth in the Loan Documents, the rights and remedies of the Agent and the Lenders herein provided, and the obligations of the Loan Parties set forth herein, are cumulative of, may be exercised singly or concurrently with, and are not exclusive of, any other rights, remedies or obligations set forth in any other Loan Document or as provided by law.

     Section 8.02 Accounts Receivable Documentation. The Loan Parties will at such intervals as the Agent may require, execute and deliver confirmatory written assignments of the Accounts Receivable to the Agent and furnish such further schedules and/or information as the Agent may require relating to the Accounts Receivable, including, without limitation, sales invoices or the equivalent, credit memos issued, remittance advices, reports and copies of deposit slips and copies of original shipping or delivery receipts for all merchandise sold. The items to be provided under this Section 8.02 are to be in form reasonably satisfactory to the Agent and are to be executed and delivered to the Agent from time to time solely for its convenience in maintaining records of the Collateral. The Loan Parties' failure to give any of such items to the Agent shall not affect, terminate, modify or otherwise limit the Agent's Lien on the Collateral. The Loan Parties shall not re-date any invoice or sale or make sales on extended dating beyond that customary in the Loan Parties' industry, and shall not re-bill any Accounts Receivable without promptly disclosing the same to the Agent and providing the Agent with a copy of such re-billing, identifying the same as such, provided that this sentence shall not restrict any Loan Party from issuing change orders or compromising, adjusting or granting discounts, allowances or credits to Accounts Receivable, in each case subject to
Section 7.02(n).

     Section 8.03 Status of Accounts Receivable and Other Collateral. Collateral Custodian. Upon the occurrence and during the continuance of any Default or Event of Default, the Agent may at any time and from time to time employ and maintain on the premises of any Loan Party a custodian selected by the Agent who shall have full authority to do all acts necessary to protect the Agent's and the Lenders' interests. Each Loan Party hereby agrees to, and to cause its Subsidiaries to, cooperate with any such custodian and to do whatever the Agent may reasonably request to preserve the Collateral. All costs and expenses incurred by the Agent by reason of the employment of the custodian shall be the responsibility of the Borrowers and charged to the Loan Account.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

     Section 9.01 Events of Default. If any of the following Events of Default shall occur and be continuing:


     (a) any Borrower shall fail to pay (i) any principal of the Term Loan or Agent Advance when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), or (ii) any interest on the Term Loan, any Agent Advance, or any fee, indemnity or other amount payable under this Agreement or any other Loan Document when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and (in the case of any amount payable pursuant to this clause (ii)) such failure shall remain unremedied for three (3) Business Days;

     (b) any representation or warranty made or deemed made by or on behalf of any Loan Party or by any officer of the foregoing under or in connection with any Financing Document or under or in connection with any report, certificate, or other document delivered to the Agent or any Lender pursuant to any Financing Document shall have been incorrect in any material respect when made or deemed made;

     (c) any Loan Party shall fail to perform or comply with any covenant or agreement contained in ARTICLE VII (other than Sections 7.01(g), (i), (j), (m),
(n), (o) or (r)) or ARTICLE VIII, or any Loan Party shall fail to perform or comply with any covenant or agreement contained in any Security Agreement or UK Composite Guarantee and Debenture to which it is a party, any Pledge Agreement to which it is a party or any Mortgage to which it is a party;

     (d) any Loan Party shall fail to perform or comply with any other term, covenant or agreement contained in any Loan Document to be performed or observed by it and, except as set forth in subsections (a), (b) and (c) of this Section 9.01, such failure, if capable of being remedied, shall remain unremedied for 20 days after the earlier of the date a senior officer of any Loan Party becomes aware of such failure and the date written notice of such default shall have been given by the Agent to such Loan Party;

     (e) any Loan Party shall fail to pay any principal of or interest or premium on any of its Indebtedness (excluding Indebtedness evidenced by this Agreement), to the extent that the aggregate principal amount of all such Indebtedness exceeds $500,000, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;

     (f) any Loan Party (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, administration, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, including, without limitation, the Insolvency Act 1986 (England and Wales) or the Bankruptcy Code, as applicable, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian, administrator or other similar official for any such Person or for any substantial part of its property, (ii) shall be "insolvent" for the purposes of the Insolvency Act 1986 (England and Wales) or the Bankruptcy Code, as applicable, generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (f);

     (g) any proceeding shall be instituted against any Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, administration, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian, administrator or other similar official for any such Person or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against any such Person or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur;

     (h) any provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any Loan Party or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny in writing that it has any liability or obligation purported to be created under any Loan Document;

     (i) any Security Agreement, any Pledge Agreement, any Mortgage, the UK Composite Guarantee and Debenture or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Agent for the benefit of the Lenders on any Collateral with a value of more than $500,000 purported to be covered thereby;

     (j) any bank at which any deposit account or blocked account of any Loan Party is maintained shall fail to comply with any of the terms of any deposit account, blocked account or similar agreement to which such bank is a party or any securities intermediary, commodity intermediary or other financial institution at any time in custody, control or possession of any investment property of any Loan Party shall fail to comply with any of the terms of any investment property control agreement to which such Person is a party;

     (k) one or more judgments, orders or awards (or any settlement of any claim that, if breached, could result in a judgment, order or award) for the payment of money exceeding $500,000 in the aggregate shall be rendered against any Loan Party and remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order, award or settlement, (ii) there shall be a period of 10 consecutive days after entry thereof during which a stay of enforcement of any such judgment, order, award or settlement, by reason of a pending appeal or otherwise, shall not be in effect, or (iii) at any time during which a stay of enforcement of any such judgment, order, award or settlement, by reason of a pending appeal or otherwise, is in effect, such judgment, order, award or settlement is not bonded in the full amount of such judgment, order, award or settlement; provided, however, that any such judgment, order, award or settlement shall not give rise to an Event of Default under this subsection (k) if and for so long as (A) the amount of such judgment, order, award or settlement is covered by a valid and binding policy of insurance between the defendant and the insurer covering full payment thereof and (B) such insurer has been notified, and has not disputed the claim made for payment, of the amount of such judgment, order, award or settlement;

     (l) the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Loan Party, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect;

     (m) the indictment, or the threatened indictment of any Loan Party under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against any Loan Party, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture to any Governmental Authority of any material portion of the property of such Person;

     (n) any Loan Party or any of its ERISA Affiliates shall have made a complete or partial withdrawal from a Multiemployer Plan, and, as a result of such complete or partial withdrawal, any Loan Party or any of its ERISA Affiliates incurs a withdrawal liability in an annual amount exceeding $250,000; or a Multiemployer Plan enters reorganization status under Section 4241 of ERISA, and, as a result thereof any Loan Party's or any of its ERISA Affiliates' annual contribution requirements with respect to such Multiemployer Plan increases in an annual amount exceeding $250,000;

     (o) any Termination Event with respect to any Employee Plan shall have occurred, and, 30 days after notice thereof shall have been given to any Loan Party by the Agent, (i) such Termination Event (if correctable) shall not have been corrected, and (ii) the then current value of such Employee Plan's vested benefits exceeds the then current value of assets allocable to such benefits in such Employee Plan by more than $250,000 (or, in the case of a Termination Event involving liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064,
4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the Internal Revenue Code, the liability is in excess of such amount);

     (p)  so  long  as  the  Alconbury  Entities  are  treated  as  consolidated
Subsidiaries of the Parent, any Alconbury Entity (i) shall engage in any business activity other than, (A) in the case of Alconbury, the ownership of the Capital Stock of each of Alconbury I, Alconbury II and Alconbury III, and (B) in the case of the Alconbury Entities, the ownership and financing of the properties subject to the Alconbury Sale/Leaseback, (ii) shall own at any time any assets or properties, other than, (A) in the case of Alconbury, the Capital Stock of the Alconbury I, Alconbury II and Alconbury III, and (B) in the case of the Alconbury Entities, properties subject to the Alconbury Sale/Leaseback, or
(iii) incurs any liabilities or obligations other than the liabilities and obligations evidenced or governed by the Alconbury Fee Loan Documents (and any refinancing in whole or in part of such Indebtedness in any aggregate principal amount not to exceed $45,000,000) and the Alconbury Purchase Money Documents;

     (q) a Change of Control shall have occurred;

     (r) any "Event of Default" or event of similar import shall occur under any Alconbury Lease; or

     (s) an event or development shall have occurred that could reasonably be expected to affect adversely the ability of any Loan Party to pay any principal of or interest on the Term Loan or other Obligation when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise);

     then, and in any such event, the Agent may, and shall at the request of the Required Lenders, by notice to the Administrative Borrower, (i) terminate or reduce all Commitments, whereupon all Commitments shall immediately be so terminated or reduced, (ii) declare all or any portion of the Term Loan then outstanding to be due and payable, whereupon all or such portion of the aggregate principal of the Term Loan, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement and the other Loan Documents shall become due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party and (iii) exercise any and all of its other rights and remedies under applicable Law, hereunder and under the other Loan Documents; provided, however, that upon the occurrence of any Event of Default described in subsection (f) or (g) of this Section 9.01 with respect to any Loan Party, without any notice to any Loan Party or any other Person or any act by the Agent or any Lender, all Commitments shall automatically terminate the principal of the Term Loan then outstanding, together with all accrued and unpaid interest thereon, all fees and all other amounts due under this Agreement and the other Loan Documents shall become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by each Loan Party.

                                   ARTICLE X

                                      AGENT

     Section 10.01 Appointment. Each Lender (and each subsequent maker of any Loan by its making thereof) hereby irrevocably appoints and authorizes the Agent to perform the duties of the Agent as set forth in this Agreement including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Term Loan outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to the Agent, and, subject to Section 2.02 of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received; (ii) to distribute to each Lender copies of all material notices and agreements received by the Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agent shall not have any liability to the Lenders for the Agent's inadvertent failure to distribute any such notices or agreements to the Lenders;
(iii) to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Term Loan, and related matters and to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters;
(iv) to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to this Agreement or any other Loan Document; (v) to make the Term Loan and Agent Advances, for the Agent or on behalf of the applicable Lenders as provided in this Agreement or any other Loan Document; (vi) to perform, exercise, and enforce any and all other rights and remedies of the Lenders with respect to the Loan Parties, the Obligations, or otherwise related to any of same to the extent reasonably incidental to the exercise by the Agent of the rights and remedies specifically authorized to be exercised by the Agent by the terms of this Agreement or any other Loan Document; (vii) to incur and pay such fees necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to this Agreement or any other Loan Document; and (viii) subject to Section 10.03 of this Agreement, to take such action as the Agent deems appropriate on its behalf to administer the Term Loan and the Loan Documents and to exercise such other powers delegated to the Agent by the terms hereof or the other Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations) together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Term
Loan), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions of the Required Lenders shall be binding upon all Lenders and all makers of the Term Loan; provided, however, that the Agent shall not be required to take any action which, in the reasonable opinion of the Agent, exposes the Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable Law.

     Section 10.02 Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Term Loan hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the initial Term Loan hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, the Agent shall provide to such Lender any documents or reports delivered to the Agent by the Loan Parties pursuant to the terms of this Agreement or any other Loan Document. If the Agent seeks the consent or approval of the Required Lenders to the taking or refraining from taking any action hereunder, the Agent shall send notice thereof to each Lender. The Agent shall promptly notify each Lender any time that the Required Lenders have instructed the Agent to act or refrain from acting pursuant hereto.

     Section 10.03 Rights, Exculpation, Etc. The Agent and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by them under or in connection with this Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Without limiting the generality of the foregoing, the Agent (i) may treat the payee the Term Loan as the owner thereof until the Agent receives written notice of the assignment or transfer thereof, pursuant to Section 12.07 hereof, signed by such payee and in form satisfactory to the Agent; (ii) may consult with legal counsel (including, without limitation, counsel to the Agent or counsel to the Loan Parties), independent public accountants, and other experts selected by any of them and shall not be liable for any action taken or omitted to be taken in good faith by any of them in accordance with the advice of such counsel or experts; (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectibility of the Collateral, the existence, priority or perfection of the Agent's Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. The Agent shall not be liable for any apportionment or distribution of payments made in good faith pursuant to Section 4.04, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until it shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Lenders.

     Section 10.04 Reliance. The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

     Section 10.05 Indemnification. To the extent that the Agent is not reimbursed and indemnified by any Loan Party, the Lenders will reimburse and indemnify the Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by the Agent under this Agreement or any of the other Loan Documents, in proportion to each Lender's Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 10.08; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final judicial determination that such liability resulted from the Agent's gross negligence or willful misconduct. The obligations of the Lenders under this Section 10.05 shall survive the payment in full of the Term Loan and the termination of this Agreement.

     Section 10.06 Agent Individually. With respect to its Pro Rata Share of the Total Commitment hereunder and the portion of the Term Loan made by it, the Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or maker of any portion of the Term Loan. The terms "Lenders" or "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Lender or one of the Required Lenders. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Borrower as if it were not acting as the Agent pursuant hereto without any duty to account to the other Lenders.

     Section 10.07 Successor Agent. (a) The Agent may resign from the performance of all its functions and duties hereunder and under the other Loan Documents at any time by giving at least thirty (30) Business Days' prior written notice to the Administrative Borrower and each Lender. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

          (b) Upon any such notice of resignation, the Required Lenders shall appoint a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the Agent, and the Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After the Agent's resignation hereunder as the Agent, the provisions of this ARTICLE X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement and the other Loan Documents.

          (c) If a successor Agent shall not have been so appointed within said thirty (30) Business Day period, the Agent shall then appoint a successor Agent who shall serve as the Agent until such time, if any, as the Required Lenders appoint a successor Agent as provided above.

     Section 10.08 Collateral Matters.

     (a) The Agent may from time to time make such disbursements and advances ("Agent Advances") which the Agent, in its sole discretion, deems necessary or desirable to preserve, protect, prepare for sale or lease or dispose of the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrowers of the Term Loan and other Obligations or to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 12.04. The Agent Advances shall be repayable on demand and be secured by the Collateral and shall bear interest at a rate per annum then applicable to the Term Loan. The Agent Advances shall constitute Obligations hereunder which may be charged to the Loan Account in accordance with Section
4.02. The Agent shall notify each Lender and the Administrative Borrower in writing of each such Agent Advance, which notice shall include a description of the purpose of such Agent Advance. Without limitation to its obligations pursuant to Section 10.05, each Lender agrees that it shall make available to the Agent, upon the Agent's demand, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of each such Agent Advance. If such funds are not made available to the Agent by such Lender, the Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the LIBOR Rate.

     (b) The Lenders hereby irrevocably authorize and direct the Agent to release (i) any Lien granted to or held by the Agent upon any Collateral upon termination of the Total Commitment and payment and satisfaction of the Term Loan, and all other Obligations in accordance with the terms hereof; or constituting property being sold or disposed of in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Required Lenders and (ii) any Loan Party upon termination of the Total Commitment and payment and satisfaction of the Term Loan and all other Obligations in accordance with the terms hereof; the sale, liquidation, dissolution or other disposition of such Loan Party in compliance with the terms of this Agreement and the other Loan Documents; or if approved, authorized or ratified in writing by the Required Lenders; in each case, without representation, warranty or recourse of any kind, at the cost and expense of the Loan Parties and subject to the survival of those provisions intended to survive repayment of the Obligations. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 10.08(b). Each of the Lenders hereby directs the Agent to execute and deliver or file any agreements, notices, termination statements, partial release statements, or other documents, in each case in form and substance reasonably satisfactory to Agent in its sole discretion, and do such other things as are necessary to release Liens to be released pursuant to this Section 10.08(b) promptly upon the effectiveness of any such release.

     (c) Without in any manner limiting the Agent's authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 10.08(b)), each Lender agrees to confirm in writing, upon request by the Agent, the authority to release Collateral conferred upon the Agent under
Section 10.08(b). Upon receipt by the Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by any Loan Party, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Lenders upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party.

     (d) The Agent shall have no obligation whatsoever to any Lender to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Lien granted to the Agent pursuant to this Agreement or any other Loan Document has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section 10.08 or in any other Loan Document, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any other Lender, except as otherwise provided herein.

     Section 10.09 Agency for Perfection. Each Lender hereby appoints the Agent and each other Lender as agent and bailee for the purpose of perfecting the security interests in and liens upon the Collateral in assets which, in accordance with Article 9 of the Uniform Commercial Code, can be perfected only by possession or control (or where the security interest of a secured party with possession or control has priority over the security interest of another secured party) and the Agent and each Lender hereby acknowledges that it holds possession of or otherwise controls any such Collateral for the benefit of the Agent and the Lenders as secured party. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or in accordance with the Agent's instructions. In addition, the Agent shall also have the power and authority hereunder to appoint such other sub-agents as may be necessary or required under applicable state law or otherwise to perform its duties and enforce its rights with respect to the Collateral and under the Loan Documents. Each Loan Party by its execution and delivery of this Agreement hereby consents to the foregoing.

                                   ARTICLE XI

                                    GUARANTY

     Section 11.01 Guaranty. Each Guarantor hereby jointly and severally and unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrowers now or hereafter existing under any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Borrower, whether or not a claim for post-filing interest is allowed in such Insolvency Proceeding), fees, commissions, expense reimbursements, indemnifications or otherwise (such obligations, to the extent not paid by the Borrowers, being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agent and the Lenders in enforcing any rights under the guaranty set forth in this ARTICLE XI. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrowers to the Agent and the Lenders under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Borrower.

     Section 11.02 Guaranty Absolute. Each Guarantor jointly and severally guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Lenders with respect thereto. Each Guarantor agrees that this
ARTICLE XI constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by the Agent or any Lender to any Collateral. The obligations of each Guarantor under this ARTICLE XI are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any Loan Party or whether any Loan Party is joined in any such action or actions. The liability of each Guarantor under this ARTICLE XI shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

     (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise;

     (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

     (d) the  existence of any claim,  set-off,  defense or other right that any
Guarantor  may  have  at  any  time  against  any  Person,  including,   without
limitation, the Agent or any Lender;

     (e) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Loan Party; or

     (f) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or the Lenders that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This ARTICLE XI shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent or the Lenders or any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

     Section 11.03 Waiver. Each Guarantor hereby waives (i) promptness and diligence, (ii) notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this ARTICLE XI and any requirement that the Agent or the Lenders exhaust any right or take any action against any Loan Party, any other Person or any Collateral, (iii) any right to compel or direct the Agent or any Lender to seek payment or recovery of any amounts owed under this ARTICLE XI from any one particular fund or source or to exhaust any right or take any action against any other Loan Party, any other Person or any Collateral, (iv) any requirement that the Agent or any Lender protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any Loan Party, any other Person or any Collateral, and (v) any other defense available to any Guarantor. Each Guarantor agrees that the Agent and the Lenders shall have no obligation to marshal any assets in favor of any Guarantor or against, or in payment of, any or all of the Obligations. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 11.03 is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this ARTICLE XI, and acknowledges that this ARTICLE XI is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

     Section 11.04 Continuing Guaranty; Assignments. This ARTICLE XI is a continuing guaranty and shall (a) remain in full force and effect until the later of the cash payment in full of the Guaranteed Obligations (other than indemnification obligations as to which no claim has been made) and all other amounts payable under this ARTICLE XI and the Final Maturity Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Agent and the Lenders and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments and its portion of the Term Loan) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Lender herein or otherwise, in each case as provided in Section 12.07.

     Section 11.05 Subrogation. No Guarantor will exercise any rights that it may now or hereafter acquire against any Loan Party or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this ARTICLE XI, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent and the Lenders against any Loan Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common Law, including, without limitation, the right to take or receive from any Loan Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this ARTICLE XI shall have been paid in full in cash and the Final Maturity Date shall have occurred. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this ARTICLE XI and the Final Maturity Date, such amount shall be held in trust for the benefit of the Agent and the Lenders and shall forthwith be paid to the Agent and the Lenders to be credited and applied to the Guaranteed Obligations and all other amounts payable under this ARTICLE XI, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this ARTICLE XI thereafter arising. If (i) any Guarantor shall make payment to the Agent and the Lenders of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this ARTICLE XI shall be paid in full in cash and (iii) the Final Maturity Date shall have occurred, the Agent and the Lenders will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

                                  ARTICLE XII

                                  MISCELLANEOUS

     Section 12.01 Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Loan Party or the Agent, at the address for such Person separately agreed to by the parties, or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 12.01. All such notices and other communications shall be effective, (i) if mailed, when received or three days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered, upon delivery, except that notices to the Agent pursuant to ARTICLE II and ARTICLE III shall not be effective until received by the Agent, as the case may be.

     Section 12.02 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders or by the Agent with the consent of the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided, however, that no amendment, waiver or consent shall (i) extend or increase the Commitment of any Lender, reduce the principal of, or interest on, the Term Loan payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any date fixed for any payment of principal of, or interest or fees on, the Term Loan payable to any Lender, in each case without the written consent of any Lender affected thereby,
(ii) increase the Total  Commitment  without the written consent of each Lender,
(iii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Term Loan that is required for the Lenders or any of them to take any action hereunder, (iv) amend the definition of "Required Lenders" or "Pro Rata Share", (v) release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate any Lien granted in favor of the Agent for the benefit of the Lenders, or release any Borrower or any Guarantor (except as otherwise provided in this Agreement and the other Loan Documents) or (vi) amend, modify or waive Section 4.04 or this Section 12.02 of this Agreement. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents.

     Section 12.03 No Waiver; Remedies, Etc. No failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by Law. The rights of the Agent and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agent and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

     Section 12.04 Expenses; Taxes; Attorneys' Fees. (a) The Borrowers will pay on demand, all costs and expenses incurred by or on behalf of the Agent (and, in the case of clauses (b) through (m) below, each Lender), regardless of whether the transactions contemplated hereby are consummated, including, without limitation, reasonable fees, costs, client charges and expenses of counsel for the Agent (and, in the case of clauses (b) through (m) below, each Lender), accounting, due diligence, periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, title searches and reviewing environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents (including, without limitation, the preparation of any additional Loan Documents pursuant to Section 7.01(b) or the review of any of the agreements, instruments and documents referred to in Section 7.01(f)), (b) any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of any of the Lenders' rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against the Agent or any Lender by any Person that arises from or relates to this Agreement, any other Loan Document, the Agent's or the Lenders' claims against any Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by the Agent or any Lender, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from any Loan Party, (j) all liabilities and costs arising from or in connection with the past, present or future operations of any Loan Party involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property, (k) any Environmental Liabilities and Costs incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of any Loan Party, except to the extent such Environmental Liabilities and Costs are directly caused by the gross negligence or willful misconduct of the Agent or any Lender (as determined by a final judgment of a court of competent jurisdiction), (l) any Environmental Liabilities and Costs incurred in connection with any Environmental Lien, except to the extent such Environmental Liabilities and Costs are directly caused by the gross negligence or willful misconduct of the Agent or any Lender (as determined by a final judgment of a court of competent jurisdiction); or (m) the receipt by the Agent or any Lender of any advice from professionals with respect to any of the foregoing (except to the extent directly caused by their gross negligence or willful misconduct (as determined by a final judgment of a court of competent jurisdiction)). Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrowers agree to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Agent or any Lender to be payable in connection with this Agreement or any other Loan Document, and the Borrowers agree to save the Agent and each Lender harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions,
(y) the Borrowers agree to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement and the other Loan Documents, and (z) if the Borrowers fail to perform any covenant or agreement contained herein or in any other Loan Document, the Agent may itself perform or cause performance of such covenant or agreement, and the expenses of the Agent incurred in connection therewith shall be reimbursed on demand by the Borrowers.

          (b) VAT. All consideration expressed to be payable under a Loan Document by any Loan Party to the Agent, any Lender or any Transferee shall be deemed to be exclusive of any VAT. If VAT is chargeable on any supply or service made by any Lender, any Lender or any Transferee to any Loan Party in connection with a Loan Document, that Loan Party shall pay to the Agent, such Lender or such Transferee (in addition to and at the same time as paying the consideration) an amount equal to the amount of the VAT on production of a valid VAT invoice. Where a Loan Document requires any Loan Party to reimburse an Agent, a Lender or a Transferee for any costs or expenses, that Loan Party shall also at the same time pay and indemnify the Agent, each Lender and each Transferee against all VAT incurred by the Agent, each Lender and each Transferee in respect of the costs or expenses to the extent that the Agent, any Lender or any Transferee determines that it is not entitled to credit or repayment of the VAT.

     Section 12.05 Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Agent or any Lender may, and is hereby authorized to, at any time and from time to time, without notice to any Loan Party (any such notice being expressly waived by the Loan Parties) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by the Agent or such Lender to or for the credit or the account of any Loan Party against any and all obligations of the Loan Parties either now or hereafter existing under any Loan Document, irrespective of whether or not the Agent or such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. The Agent and each Lender agrees to notify such Loan Party promptly after any such set-off and application made by the Agent or such Lender provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and the Lenders under this Section 12.05 are in addition to the other rights and remedies (including other rights of set-off) which the Agent and the Lenders may have under this Agreement or any other Loan Documents, at law or otherwise.

     Section 12.06 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 12.07 Assignments and Participations.

          (a) This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of each Loan Party and the Agent and each Lender and their respective successors and assigns; provided, however, that none of the Loan Parties may assign or transfer any of its rights hereunder or under the other Loan Documents without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void.

          (b) Each Lender may, with the written consent of the Agent and (so long as no Event of Default has occurred and is continuing) the Parent, which consent shall not be unreasonably withheld or delayed, assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Term Loan made by it); provided, however, that (i) such assignment is in an amount which is at least $1,000,000 or a multiple of $1,000,000 in excess thereof (or the remainder of such Lender's Commitment) (except such minimum amount shall not apply to an assignment by a Lender to (x) an Affiliate of such Lender or a Related Fund of such Lender or (y) a group of new Lenders, each of whom is an Affiliate or Related Fund of each other to the extent the aggregate amount to be assigned to all such new Lenders is at least $5,000,000 or a multiple of $1,000,000 in excess thereof), (ii) except as provided in the last sentence of this Section 12.07(b), the parties to each such assignment shall execute and deliver to the Agent, for its acceptance, an Assignment and Acceptance, together with any promissory note subject to such assignment and such parties shall deliver to the Agent, for the benefit of the Agent, a processing and recordation fee of $5,000 (except the payment of such fee shall not be required in connection with an assignment by a Lender to an Affiliate of such Lender or a Related Fund of such Lender) and (iii) no written consent of either the Agent or the Parent shall be required (1) in connection with any assignment by a Lender to an Affiliate of such Lender or a Related Fund of such Lender or (2) if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Lender. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least three (3) Business Days after the delivery thereof to the Agent (or such shorter period as shall be agreed to by the Agent and the parties to such assignment), (A) the assignee thereunder shall become a "Lender" hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). Notwithstanding anything to the contrary contained in this Section 12.07(b), a Lender may assign any or all of its rights under the Loan Documents to an Affiliate of such Lender or a Related Fund of such Lender without delivering an Assignment and Acceptance to the Agent, the Parent or to any other Person (a "Related Party Assignment"); provided, that (I) the Borrowers and the Agent may continue to deal solely and directly with such assigning Lender in connection with the interest so assigned until such Lender and its assignee shall have executed and delivered an Assignment and Acceptance to the Agent for recordation in the Register, (II) the failure of such assigning Lender to deliver an Assignment and Acceptance to the Agent or any other Person shall not affect the legality, validity or binding effect of such assignment, and (III) an Assignment and Acceptance between the assigning Lender and an Affiliate of such Lender or a Related Fund of such Lender shall be effective as of the date specified in such Assignment and Acceptance. No assignee of a Lender's rights shall be entitled to receive any greater payment under Section 2.08 in respect of withholding taxes than such Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the consent of a Loan Party or by reason of a provision of
     Section 2.08(f) requiring such Lender to designate another lending office or at a time when the circumstances giving rise to such greater payment did not exist.

          (c) By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or any of its Subsidiaries or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental hereto and thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

          (d) The Agent shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain, or cause to be maintained at its payment office, a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitments of, and the principal amount of the Term Loan (and stated interest thereon) (the "Registered Loans") owing to each Lender from time to time. Subject to the last sentence of this Section 12.07(d), the entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Administrative Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. In the case of an assignment pursuant to the last sentence of
     Section 12.07(b) as to which an Assignment and Acceptance is not delivered to the Agent, the assigning Lender shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register (the "Related Party Register") comparable to the Register on behalf of the Borrowers.

          (e) Upon receipt by the Agent of a completed Assignment and Acceptance executed by an assigning Lender and an assignee, and subject to any consent required from the Agent pursuant to Section 12.07(b), the Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register.

          (f) A Registered Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register or the Related Party Register (and each registered note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register or the Related Party Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the registered note, if any, evidencing the same), the Agent shall treat the Person in whose name such Registered Loan (and the registered note, if any, evidencing the same) is registered on the Register as the owner thereof for the purpose of receiving all payments thereon, notwithstanding notice to the contrary.

          (g) In the event that any Lender sells participations in a Registered Loan, such Lender shall maintain a register for this purpose as a non-fiduciary agent of the Borrowers on which it enters the name of all participants in the Registered Loans held by it and the principal amount (and stated interest thereon) of the portion of the Registered Loan that is the subject of the participation (the "Participant Register"). A Registered Loan (and the registered note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.

          (h) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments or the portion of the Term Loan made by
     it); provided, that (i) such Lender's obligations under this Agreement (including without limitation, its Commitments hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents; and (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Term Loan, (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Term Loan or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Loan Party (except as set forth in Section 10.08 of this Agreement or any other Loan Document). The Loan Parties agree that each participant shall be entitled to the benefits of under Section 2.08 and
     Section 4.05 of this Agreement with respect to its participation in any portion of the Commitments and the Term Loan as if it was a Lender, provided that a participant shall not be entitled to receive any greater payment under Section 2.08 or Section 4.05 of this Agreement than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, unless the sale of the participation to such participant is made with the Administrative Borrower's prior written consent.

     Section 12.08 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

     Section 12.09 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

     Section 12.10 CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH FOREIGN SUBSIDIARY HEREBY DESIGNATES, APPOINTS AND EMPOWERS _________________________________________AS
ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. EACH OTHER LOAN PARTY (AND EACH FOREIGN LOAN PARTY, IF FOR ANY REASON THE APPOINTMENT IN THE PRECEDING SENTENCE IS NOT EFFECTIVE) HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK, IN EACH CASE AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO (1) THE ADMINISTRATIVE BORROWER AT ITS ADDRESS FOR NOTICES REFERRED TO IN SECTION 12.01, OR (2) TO THE SECRETARY OF STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT AND THE LENDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LOAN PARTY IN ANY OTHER JURISDICTION. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     Section 12.11 WAIVER OF JURY TRIAL, ETC. EACH LOAN PARTY, THE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION
WITH  THIS  AGREEMENT,   AND  AGREES  THAT  ANY  SUCH  ACTION,   PROCEEDINGS  OR
COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT.

     Section 12.12 Consent by the Agent and Lenders. Except as otherwise expressly set forth herein to the contrary, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an "Action") of the Agent or any Lender shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which any Loan Party is a party and to which the Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by the Agent or such Lender, in its sole discretion, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.

     Section 12.13 No Party Deemed Drafter. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.

     Section 12.14 Reinstatement; Certain Payments. If any claim is ever made upon the Agent or any Lender for repayment or recovery of any amount or amounts received by the Agent or such Lender in payment or on account of any of the Obligations, the Agent or such Lender shall give prompt notice of such claim to each other Lender and the Administrative Borrower, and if the Agent or such Lender repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Agent or such Lender or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by the Agent or such Lender with any such claimant, then and in such event each Loan Party agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Indebtedness hereunder or under the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to the Agent or such Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Agent or such Lender.

     Section 12.15 Indemnification.

          (a) General Indemnity. In addition to each Loan Party's other Obligations under this Agreement, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless the Agent and each Lender and all of their respective officers, directors, employees, attorneys, consultants and agents (collectively called the "Indemnitees") from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses), with value added taxes where applicable, incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) the Agent's or any Lender's furnishing of funds to the Borrowers under this Agreement or the other Loan Documents, including, without limitation, the management of the Term Loan, (iii) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the "Indemnified Matters"); provided, however, that the Loan Parties shall not have any obligation to any Indemnitee under this subsection (a) for any Indemnified Matter caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction.

          (b) Environmental Indemnity. Without limiting Section 12.15(a) hereof, each Loan Party agrees to, jointly and severally, defend, indemnify, and hold harmless the Indemnitees against any and all Environmental Liabilities and Costs and all other claims, demands, penalties, fines, liability (including strict liability), losses, damages, costs and expenses
     (including without limitation, reasonable legal fees and expenses, consultant fees and laboratory fees), arising out of (i) any Releases or threatened Releases (x) at any property presently or formerly owned or operated by any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest, or (y) of any Hazardous Materials generated and disposed of by any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest; (ii) any violations of Environmental Laws; (iii) any Environmental Action relating to any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest; (iv) any personal injury (including wrongful death) or property damage (real or personal) arising out of exposure to Hazardous Materials used, handled, generated, transported or disposed by any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest; and (v) any breach of any warranty or representation regarding environmental matters made by the Loan Parties in Section 6.01(r) or the breach of any covenant made by the Loan Parties in Section 7.01(j). Notwithstanding the foregoing, the Loan Parties shall not have any obligation to any Indemnitee under this subsection (b) regarding any potential environmental matter covered hereunder which is caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction.

          (c) To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 12.15 may be unenforceable because it is violative of any Law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable Law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. The indemnities set forth in this Section 12.15 shall survive the repayment of the Obligations and discharge of any Liens granted under the Loan Documents.

     Section 12.16 Huntingdon UK as Agent for Borrowers. Each Borrower hereby irrevocably appoints Huntingdon UK as the borrowing agent and attorney-in-fact for the Borrowers (the "Administrative Borrower") which appointment shall remain in full force and effect unless and until the Agent shall have received prior written notice signed by all of the Borrowers that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide to the Agent and receive from the Agent all notices with respect to the Term Loan obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain the Term Loan and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral of the Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to the Borrowers in order to utilize the collective borrowing powers of the Borrowers in the most efficient and economical manner and at their request, and that neither the Agent nor the Lenders shall incur liability to the Borrowers as a result hereof. Each of the Borrowers expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce the Agent and the Lenders to do so, and in consideration thereof, each of the Borrowers hereby jointly and severally agrees to indemnify the Indemnitees and hold the Indemnitees harmless against any and all liability, expense, loss or claim of damage or injury, made against such Indemnitee by any of the Borrowers or by any third party whosoever, arising from or incurred by reason of (a) the handling of the Loan Account and Collateral of the Borrowers as herein provided, (b) the Agent and the Lenders relying on any instructions of the Administrative Borrower, or (c) any other action taken by the Agent or any Lender hereunder or under the other Loan Documents.

     Section 12.17 Records. The unpaid principal of and interest on the Term Loan, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the Commitments, and the accrued and unpaid expense reimbursements payable pursuant to Section 2.06 hereof, including, without limitation, the Closing Cost Reimbursement, Collateral Management Reimbursement, shall at all times be ascertained from the records of the Agent, which shall be conclusive and binding absent manifest error.

     Section 12.18 Binding Effect. This Agreement shall become effective when it shall have been executed by each Loan Party, the Agent and each Lender and when the conditions precedent set forth in Section 5.01 hereof have been satisfied or waived in writing by the Agent, and thereafter shall be binding upon and inure to the benefit of each Loan Party, the Agent and each Lender, and their respective successors and assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Lender, and any assignment by any Lender shall be governed by Section 12.07 hereof.

     Section 12.19 Interest. It is the intention of the parties hereto that the Agent and each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby or by any other Loan Document would be usurious as to the Agent or any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to the Agent or such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document or any agreement entered into in connection with or as security for the Obligations, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to the Agent or any Lender that is contracted for, taken, reserved, charged or received by the Agent or such Lender under this Agreement or any other Loan Document or agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, any excess shall be canceled automatically and if theretofore paid shall be credited by the Agent or such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by the Agent or such Lender, as applicable, to the Borrowers); and (ii) in the event that the maturity of the Obligations is accelerated by reason of any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Agent or any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by the Agent or such Lender, as applicable, as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Agent or such Lender, as applicable, on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by the Agent or such Lender to the Borrowers). All sums paid or agreed to be paid to the Agent or any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to the Agent or such Lender, be amortized, prorated, allocated and spread throughout the full term of the Term Loan until payment in full so that the rate or amount of interest on account of the Term Loan hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (x) the amount of interest payable to the Agent or any Lender on any date shall be computed at the Highest Lawful Rate applicable to the Agent or such Lender pursuant to this Section 12.19 and (y) in respect of any subsequent interest computation period the amount of interest otherwise payable to the Agent or such Lender would be less than the amount of interest payable to the Agent or such Lender computed at the Highest Lawful Rate applicable to the Agent or such Lender, then the amount of interest payable to the Agent or such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to the Agent or such Lender until the total amount of interest payable to the Agent or such Lender shall equal the total amount of interest which would have been payable to the Agent or such Lender if the total amount of interest had been computed without giving effect to this Section 12.19.

     For purposes of this Section 12.19, the term "applicable law" shall mean that law in effect from time to time and applicable to the loan transaction between the Borrowers, on the one hand, and the Agent and the Lenders, on the other, that lawfully permits the charging and collection of the highest permissible, lawful non-usurious rate of interest on such loan transaction and this Agreement, including laws of the State of New York and, to the extent controlling, laws of the United States of America and the laws of England and Wales.

     The right to accelerate the maturity of the Obligations does not include the right to accelerate any interest that has not accrued as of the date of acceleration.

Section 12.20 Confidentiality. The Agent and each Lender agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable commercial finance companies, any non-public information supplied to it by the Loan Parties pursuant to this Agreement or the other Loan Documents (and which at the time is not, and does not thereafter become, publicly available or available to such Person from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information), provided that nothing herein shall limit the disclosure of any such information
(i) to the extent required by statute, rule, regulation or judicial process,
(ii) to counsel for the Agent or any Lender, (iii) to examiners, auditors or accountants, (iv) in connection with any litigation to which the Agent or any Lender is a party or (v) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first agrees, in writing, to be bound by confidentiality provisions similar in substance to this Section 12.20. The Agent and each Lender agrees that, upon receipt of a request or identification of the requirement for disclosure pursuant to clause (iv) hereof, it will make reasonable efforts to keep the Loan Parties informed of such request or identification; provided that the each Loan Party acknowledges that the Agent and each Lender may make disclosure as required or requested by any Governmental Authority or representative thereof and that the Agent and each Lender may be subject to review by other regulatory agencies and may be required to provide to, or otherwise make available for review by, the representatives of such parties or agencies any such non-public information.

     Section 12.21 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

                                  ARTICLE XIII
                 ISSUANCE OF EQUITY INTERESTS TO WARRANTHOLDERS

     Section 13.01 Authorization and Issuance of Warrants. On the Effective Date, the Parent shall issue to the Initial Warrantholder one or more warrant certificates covering the purchase of shares of Common Stock of the Parent substantially in the form of Exhibit F hereto (such certificates, together with the rights to purchase Common Stock of the Parent provided thereby and all warrant certificates covering such stock issued upon transfer, division or combination of, or in substitution for, any thereof, being herein called the "Warrants") in an aggregate amount equal to 500,000 shares of Common Stock of the Parent on a fully diluted basis. It is understood and agreed that the Warrants contain provisions affecting the number of shares of Common Stock of the Parent that may be acquired, which provisions are set forth in the Warrants. Such Warrants (i) will have an exercise price equal to $12.00 per share, subject to adjustment as set forth in the Warrants, and (ii) will cease to be exercisable on a date that is the tenth anniversary of the Effective Date.

     Section 13.02 General Matters.

          (a) Each Warrantholder severally represents and warrants to the Parent that:

               (i) Each such Person has full power and authority to enter into, execute, deliver and perform each Equity Document to which it is or will be a party and the execution, delivery and performance by such Person of each Equity Document to which it is or will be a party has been duly authorized by all necessary action.

               (ii) Each Equity Document to which such Person is or will be a party, when delivered, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

     Section 13.03 Securities Act Matters.

          (a) Each Warrantholder severally represents and warrants to the Parent that:

               (i) it is an "accredited investor" as defined in Regulation D of the Securities Act;

               (ii) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Warrants or any Common Stock issuable upon exercise thereof (collectively, the "Warrant Shares");

               (iii) the Warrant Shares acquired or to be acquired by such Person will be acquired for investment for such Person's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof;

               (iv) such Person has no present or contemplated agreement, undertaking, arrangement, obligation, commitment or intention to sell, grant any participation in, or otherwise distribute the same; and

               (v)  such  Person   does  not   presently   have  any   contract,
          undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any other Person, with respect to any of the Warrant Shares.

          (b) Each Warrantholder severally acknowledges and agrees that the Warrant Shares have not been, and will not be, registered under the Securities Act, except by reason of an effective registration statement under the Securities Act or by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the representations by such Person as expressed herein. Such Warrant Shares may also be transferred in reliance upon the exemptions from registration contained in comparable exemptions contained in the securities laws of other jurisdictions to the extent applicable (the "State Acts"), and that the transfer of such Warrant Shares may be restricted or limited as a condition to the availability of such exemptions. The Warrant Shares may be offered for sale, sold, pledged, hypothecated, disposed of or otherwise transferred only if there is a registration statement under the Securities Act in effect with respect to such securities and pursuant to registration under any applicable State Acts covering such Warrant Shares; or in the absence of such registration, only in a manner consistent with the Securities Act and any applicable State Acts. Each Warrant and certificate representing any shares of Common Stock issuable upon exercise thereof shall bear the appropriate restrictive legends set forth below. Each Warrantholder further severally acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Warrant Shares, and on requirements relating to the Parent which are outside of the control of the Warrantholders, and which the Parent is under no obligation and may not be able to satisfy.

          (c) Each Warrantholder understands that a limited public market now exists for the Common Stock of the Parent, and that the Parent has made no assurances that a public market will continue to exist for the Common Stock of the Parent.

          (d) Each Warrantholder understands that the Warrant Shares and any securities issued in respect of or in exchange for the Warrant Shares, will bear the following legends:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS."

          (e) Each Warrantholder severally represents and warrants that neither it nor any of its officers, directors, employees, agents, beneficiaries, trustees, stockholders, members or partners has either directly or indirectly, including through a broker or finder, (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the transfer or issuance of the Warrant Shares. Each Warrantholder severally represents and warrants that it has not received any offering statement, prospectus or offering circular containing information with respect to the Parent or the Warrant Shares, and that it has made an independent inquiry and analysis with respect to the Parent and the Warrant Shares. Each Warrantholder severally represents and warrants that it is not subscribing to or purchasing the Warrant Shares as a result of any advertisement, article, notice, general solicitation or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

          (f) The Parent represents and warrants to each Warrantholder that:

               (i) Assuming the truth and accuracy of the representations and warranties of the Warrantholders contained in the immediately preceding paragraphs, the issuance of the Warrants to the Warrantholders hereunder and the issuance of shares of Common Stock to the Warrantholders pursuant to the Warrants are exempt from the registration and prospectus delivery requirements of the Securities Act and all State Acts.

               (ii) All stock and securities of the Parent heretofore issued and sold by the Parent were, and all securities of the Parent issued and sold by the Parent on and after the date hereof are or will be issued and sold in accordance with, or are or will be exempt from, the registration and prospectus delivery requirements of the Securities Act and all State Acts.

          (g) The Parent agrees that neither it nor any Person acting on its behalf has offered or will offer the Warrants or Warrant Shares or any part thereof or any similar securities for issue or sale to, or has solicited or will solicit any offer to acquire any of the same from, any Person so as to bring the issuance and sale of the Warrants or Warrant Shares hereunder within the provisions of the registration and prospectus delivery requirements of the Securities Act or any State Act.

     Section 13.04 Certain Taxes. The Parent shall pay all Taxes (other than Federal, state or local income Taxes or Taxes in respect of any transfer by the holder of the Warrants or Warrant Shares) which may be payable in connection with the execution and delivery of this Agreement or the issuance of the Warrants or Warrant Shares hereunder or in connection with any modification of this Agreement or the Warrants and shall hold the Warrantholders harmless without limitation as to time against any and all liabilities with respect to all such Taxes. The obligations of the Parent under this Section 13.04 shall survive any redemption, repurchase or acquisition of the Warrants or Warrant Shares by the Parent, any termination of this Agreement, and any cancellation or termination of the Warrants. The parties hereto agree that for income tax purposes, the purchase price to be attributed to the Warrants issued to the Warrantholders hereunder on the date hereof is $1,000,000.

     Section 13.05 Cancellation and Issuance. Each Warrantholder acknowledges and agrees that except in accordance with all applicable securities laws, such Warrantholder may not sell, convey, transfer, pledge, hypothecate or otherwise dispose of any Warrants. If a Warrantholder assigns or otherwise transfers all or any of its Loans (including by selling participations therein) to any Person, such Warrantholder may request (upon three Business Days' prior notice to the Parent) that (a) a number of Warrants held by such Warrantholder be canceled on the date of such assignment and transferred and (b) a like number of Warrants be issued by the Parent to the Person to whom such Loans are being assigned or otherwise transferred. If the Parent receives such a request for a transfer, then upon the date specified in such request:

          (i) the Parent shall issue, and the applicable Warrantholder, as applicable, shall surrender (or cause to be surrendered) for cancellation, such number of Warrants as aforesaid, provided that such issuance shall not violate the Securities Act or any applicable state securities laws;

          (ii) the Parent will deliver to each Person that receives a certificate for Warrants a favorable legal opinion from counsel to the Parent acceptable to such Person, covering the matters set forth in the opinion of counsel to the Parent and its Subsidiaries delivered to Agent and the Lenders (to the extent relating to the Warrants pursuant to Section 5.01(d)(xv);

          (iii) each Person that receives Warrants will deliver a certificate to the Parent affirming the representations and warranties contained in
     Section 13.03(a)-(e) hereof as of such date; and

          (iv) the Parent will deliver a certificate to each Person that receives Warrants affirming the representations and warranties contained in
     Section 13.03(f) hereof as of such date.

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




                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                        BORROWERS:




                        By:
                                  -------------------------------------------
                                 Name:
                                 Title:


                         GUARANTORS:




                         By:
                                 -------------------------------------------
                                 Name:
                                Title:


                        AGENT AND LENDER:
                         ----------------




                         By:
                                -------------------------------------------
                                 Name:
                                 Title: